Exhibit 4(i)




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                                    INDENTURE


                          DATED AS OF DECEMBER 31, 2001


                                     BETWEEN


                  PRIVATE EQUITY PARTNERSHIP STRUCTURES I, LLC,
                                   AS ISSUER,


                                       AND


                              THE BANK OF NEW YORK,
    AS TRUSTEE, CUSTODIAN, CALCULATION AGENT, NOTE REGISTRAR, TRANSFER AGENT
                                AND PAYING AGENT


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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I DEFINITIONS AND INTERPRETATION                                       3

         SECTION 1.01          Definitions                                     3
         SECTION 1.02          Rules of Construction                          20

ARTICLE II THE NOTES                                                          21

         SECTION 2.01          Forms Generally                                21
         SECTION 2.02          Authorized Amount; Interest Rate; Stated
                               Maturity; Denominations; Ranking               22
         SECTION 2.03          Execution, Authentication, Delivery and
                               Dating                                         25
         SECTION 2.04          Registration, Transfer and Exchange of
                               Notes                                          26
         SECTION 2.05          Mutilated, Defaced, Destroyed, Lost or
                               Stolen Notes                                   34
         SECTION 2.06          Payment of Principal and Interest; Rights
                               Preserved                                      35
         SECTION 2.07          Persons Deemed Owners                          37
         SECTION 2.08          Cancellation                                   37
         SECTION 2.09          Section 3(c)(7) Procedures                     38
         SECTION 2.10          Forced Sale                                    38

ARTICLE III CONDITIONS PRECEDENT                                              39

         SECTION 3.01          General Provisions                             39
         SECTION 3.02          Security for Notes                             41
         SECTION 3.03          Custodianship; Transfer of Collateral
                               Interests                                      42
         SECTION 3.04          Limited Recourse                               44

ARTICLE IV SATISFACTION AND DISCHARGE                                         44

         SECTION 4.01          Satisfaction and Discharge of Indenture        44
         SECTION 4.02          Application of Trust Money                     45
         SECTION 4.03          Repayment of Monies Held by Paying Agent       45

ARTICLE V EVENTS OF DEFAULT; REMEDIES                                         45

         SECTION 5.01          Events of Default                              45
         SECTION 5.02          Acceleration of Maturity; Rescission and
                               Annulment                                      47
         SECTION 5.03          Collection of Indebtedness and Suits for
                               Enforcement by Trustee                         48
         SECTION 5.04          Remedies                                       50
         SECTION 5.05          Preservation of Collateral                     52
         SECTION 5.06          Trustee May Enforce Claims Without
                               Possession of Notes                            53
         SECTION 5.07          Application of Money Collected                 54
         SECTION 5.08          Limitation on Suits                            54
         SECTION 5.09          Unconditional Rights of Noteholders to
                               Receive Principal and Interest                 54
         SECTION 5.10          Restoration of Rights and Remedies             55

         SECTION 5.11          Rights and Remedies Cumulative                 55
         SECTION 5.12          Delay or Omission Not Waiver                   55
         SECTION 5.13          Control by Controlling Class and the
                               Liquidity Facility Provider                    55
         SECTION 5.14          Waiver of Past Defaults                        55
         SECTION 5.15          Undertaking for Costs                          55
         SECTION 5.16          Waiver of Stay or Extension Laws               55
         SECTION 5.17          Sale of Collateral                             55
         SECTION 5.18          Action on the Notes                            55

ARTICLE VI THE TRUSTEE                                                        55

         SECTION 6.01          Certain Duties and Responsibilities            55
         SECTION 6.02          Notice of Default                              55
         SECTION 6.03          Certain Rights of Trustee                      55
         SECTION 6.04          Authenticating Agents                          55
         SECTION 6.05          Trustee Not Responsible for Recitals or
                               Issuance of Notes                              55
         SECTION 6.06          Trustee May Hold Notes                         55
         SECTION 6.07          Money Held in Trust                            55
         SECTION 6.08          Compensation and Reimbursement                 55
         SECTION 6.09          Corporate Trustee Required; Eligibility        55
         SECTION 6.10          Resignation and Removal; Appointment of
                               Successor                                      55
         SECTION 6.11          Acceptance of Appointment by Successor         55
         SECTION 6.12          Merger, Conversion, Consolidation or
                               Succession to Business of Trustee              55
         SECTION 6.13          Co-Trustees                                    55
         SECTION 6.14          Certain Duties Related to Delayed Payment
                               of Proceeds                                    55
         SECTION 6.15          Representations and Warranties of the Trustee  55
         SECTION 6.16          Exchange Offers                                55

ARTICLE VII COVENANTS                                                         55

         SECTION 7.01          Payment of Principal and Interest              55
         SECTION 7.02          Maintenance of Office or Agency                55
         SECTION 7.03          Money for Note Payments to be Held in Trust    55
         SECTION 7.04          Existence of the Issuer                        55
         SECTION 7.05          Protection of Collateral                       55
         SECTION 7.06          Performance of Obligations                     55
         SECTION 7.07          Negative Covenants                             55
         SECTION 7.08          Statement as to Compliance                     55
         SECTION 7.09          Issuer May Consolidate Only on Certain Terms   55
         SECTION 7.10          No Other Business                              55
         SECTION 7.11          Reaffirmation of Rating; Annual Rating Review  55
         SECTION 7.12          Reporting                                      55
         SECTION 7.13          Calculation Agent                              55
         SECTION 7.14          Amendment of Certain Documents                 55
         SECTION 7.15          Capital Calls                                  55
         SECTION 7.16          Diversity Reports and Other Information        55

ARTICLE VIII SUPPLEMENTAL INDENTURES                                          55

         SECTION 8.01          Supplemental Indentures Without Consent of
                               Noteholders or Preferred Unitholders           55
         SECTION 8.02          Supplemental Indentures with Consent of
                               Noteholders and Preferred Unitholders          55
         SECTION 8.03          Execution of Supplemental Indentures           55
         SECTION 8.04          Effect of Supplemental Indentures              55
         SECTION 8.05          Reference in Notes to Supplemental Indentures  55

ARTICLE IX REDEMPTION OF NOTES                                                55

         SECTION 9.01          Redemption of Notes                            55
         SECTION 9.02          Notice of Maturity by the Issuer               55

ARTICLE X ACCOUNTS, ACCOUNTINGS AND RELEASES                                  55

         SECTION 10.01         Collection of Money                            55
         SECTION 10.02         Collection Account; Cash Reserve Account;
                               Note Reserve Account; Custodial Account        55
         SECTION 10.03         Reports by Trustee                             55
         SECTION 10.04         Accountings                                    55
         SECTION 10.05         Release of Collateral                          55
         SECTION 10.06         Reports by Independent Accountants             55
         SECTION 10.07         Reports to Rating Agencies, Etc                55
         SECTION 10.08         Tax Matters                                    55

ARTICLE XI APPLICATION OF MONIES                                              55

         SECTION 11.01         Disbursements of Monies from the
                               Collection Account                             55
         SECTION 11.02         Liquidity Facility                             55

ARTICLE XII SECURED PARTIES' RELATIONS                                        55

         SECTION 12.01         Subordination                                  55
         SECTION 12.02         Standard of Conduct                            55
         SECTION 12.03         Non-Petition                                   55

ARTICLE XIII MISCELLANEOUS                                                    55

         SECTION 13.01         Form of Documents Delivered to Trustee         55
         SECTION 13.02         Acts of Noteholders                            55
         SECTION 13.03         Notices                                        55
         SECTION 13.04         Effect of Headings and Table of Contents       55
         SECTION 13.05         Successors and Assigns                         55
         SECTION 13.06         Severability                                   55
         SECTION 13.07         Benefits of Indenture                          55
         SECTION 13.08         Legal Holidays                                 55
         SECTION 13.09         Governing Law                                  55
         SECTION 13.10         Submission to Jurisdiction                     55
         SECTION 13.11         Counterparts                                   55
         SECTION 13.12         Confidential Treatment of Documents            55
         SECTION 13.13         Waiver of Trial by Jury                        55

SCHEDULES, APPENDICES AND EXHIBITS

Schedule I        Limited Partnerships

Appendix A        LIBOR Formula

Exhibit A         Form of Regulation S Global Note
Exhibit B         Form of Restricted Global Note
Exhibit C         Form of Certificated Note
Exhibit D         Form of Rule 144A Transfer Certificate
Exhibit E         Form of Regulation S Transfer Certificate
Exhibit F         Form of Request for Documents
Exhibit G         Form of Opinion of Counsel to the Issuer
Exhibit H         Form of Tax Opinion of Counsel to the Issuer
Exhibit I         Form of Opinion of Delaware Counsel to the Issuer
Exhibit J         Diversification Report

                  This INDENTURE, dated as of December 31, 2001, is between PRIVATE EQUITY PARTNERSHIP STRUCTURES I, LLC, a limited liability company organized and existing under the laws of Delaware (the "Issuer"), and THE BANK
                                                         ------
OF NEW YORK, a New York banking corporation, as indenture trustee (herein, together with its permitted successors in the trusts created hereunder, called the "Trustee"), custodian, calculation agent, note registrar, transfer agent and
     -------
paying agent.

                              PRELIMINARY STATEMENT

                  The Issuer is duly authorized to execute and deliver this Indenture to provide for the issuance of the Notes as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Secured Parties. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  All things necessary to make this Indenture a legal, valid and binding agreement of the Issuer in accordance with its terms have been done.

                                GRANTING CLAUSES

                  The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising, all accounts, general intangibles, chattel paper, instruments, securities, investment property, money, goods, documents, deposit accounts, letters of credit, letter of credit rights and any and all other property of any type or nature owned by it, including (a) the Collateral Interests, all distributions, whether payable in cash or property, and other payments receivable or distributable in respect of or in exchange for any of the
Collateral Interests, and all distributions, cash, instruments, securities, whether certificated or uncertificated, security entitlements, securities accounts, investment property and other property from time to time receivable or otherwise distributable in respect thereof; (b) the Accounts established hereunder and all Eligible Investments purchased with funds on deposit in said accounts and all income from the investment of funds therein; (c) the Servicing Agreement; (d) all Cash and Money delivered to the Trustee; (e) all amounts received under the Rate Cap Agreement; (f) all rights of the Issuer under the CICA SPE Transfer Agreement; (g) all rights of the Issuer under the VSC SPE Transfer Agreement; (h) all rights of the Issuer, as assignee of CICA SPE, LLC, under the CICA Asset Sale Agreement; (i) all rights of the Issuer, as assignee of VSC SPE, LLC, under the VSC Asset Sale Agreement; and (j) all proceeds, accessions, profits, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clauses (a) - (i) (all such Money, instruments, rights and other property listed above, collectively being the "Collateral"). Such Grants
                                                      ----------
are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as expressly provided in this Indenture, and to secure (i) the payment of all amounts due on the Notes and under the Liquidity Facility in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and
(iii) compliance with the provisions of this Indenture and the Liquidity Facility, all as provided in this Indenture.

                  Except to the extent otherwise provided in this Indenture, the Issuer does hereby constitute and irrevocably appoint the Trustee the true and lawful attorney of the Issuer, with full power (in the name of the Issuer or otherwise), to exercise all rights of the Issuer with respect to the Collateral held for the benefit and security of the Secured Parties and to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of any of the Collateral held for the benefit and security of the Secured Parties, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any Proceedings which the Trustee may deem to be necessary or advisable in the premises. The power of attorney granted pursuant to this Indenture and all authority hereby conferred are granted and conferred solely to protect the Trustee's interest in the Collateral held for the benefit and security of the Secured Parties and shall not impose any duty upon the Trustee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full of all the obligations secured hereby.

                  This Indenture shall constitute a security agreement under the law of the State of New York applicable to agreements made and to be performed therein. Upon the occurrence of any Event of Default with respect to the Notes, and in addition to any other rights available under this Indenture or any other instruments included in the Collateral held for the benefit and security of the Secured Parties or otherwise available at law or in equity, the Trustee shall have all rights and remedies of a secured party on default under the law of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public or private sale.

                  It is expressly agreed that anything therein contained to the contrary notwithstanding, the Issuer shall remain liable under any instruments included in the Collateral to perform all the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and except as otherwise expressly provided herein, the Trustee shall not have any obligations or liabilities under such instruments by reason of or arising out of this Indenture, nor shall the Trustee be required or obligated in any manner to perform or fulfill any obligations of the Issuer under or pursuant to such instruments or to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  The designation of the Trustee in any transfer document or record is intended and shall be deemed, first, to refer to the Trustee, as a purchaser of Collateral, as custodian on behalf of the Issuer, and second, to refer to the Trustee, as secured party on behalf of the Secured Parties; provided, that the Grant made by the Issuer to the Trustee pursuant to the
--------
Granting Clauses hereof shall apply to any Collateral bearing such designation.

                  The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties as set forth herein.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                  SECTION 1.01 Definitions. Except as otherwise specified herein
                               -----------
or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

                  "Account"  means  any  of the  Collection  Account,  the  Cash
                   -------
Reserve Account, the Note Reserve Account and the Custodial Account, each of which may include any number of sub-accounts deemed necessary by the Trustee for its convenience in administering the relevant account.

                  "Accountants'  Report" means a report of a firm of Independent
                   --------------------
certified public accountants of recognized national reputation appointed by the Issuer pursuant to Section 10.06(a), which may be the firm of Independent accountants that reviews or performs procedures with respect to the financial reports prepared by the Issuer.

                  "Additional  Closing  Date"  means each date on which Class B2
                   -------------------------
Notes are delivered and paid for in accordance with Section 2.02(b) and Section 3.01(b).

                  "Administrative  Expenses"  means  amounts due or accrued with
                   ------------------------
respect to any Quarterly Distribution Date and payable by the Issuer to (i) the Trustee pursuant to Section 6.08 or any co-trustee appointed pursuant to Section
6.13 or any Note Registrar pursuant to Section 2.04(a), (ii) the Servicing Fee due and payable on such Quarterly Distribution Date less the Senior Servicing Fee paid on such date, (iii) the Independent accountants, agents and counsel of the Issuer for fees and expenses, (iv) the Rating Agency for fees and expenses in connection with any rating of the Notes (including, without limitation, any surveillance fees), including fees and expenses due or accrued in connection with any rating of the Collateral Interests (including, without limitation, any surveillance fees), (v) any other Person in respect of any governmental fee, charge or tax in relation to the Issuer and (vi) any other Person in respect of any other fees or expenses (including indemnities) permitted under this Indenture and the documents delivered pursuant to or in connection with this Indenture and the Notes and the Transaction Documents; provided, that
                                                                --------
Administrative Expenses shall not include (a) any amounts due or accrued with respect to the actions taken on or in connection with the Closing Date or an Additional Closing Date, as the case may be, (b) amounts payable in respect of the Notes or (c) amounts payable under the Liquidity Facility.

                  "Affiliate"  or  "Affiliated"  means with respect to a Person,
                   ---------        ----------
(i) any other Person who, directly or indirectly, is in Control of, or Controlled by, or is under Common Control with, such Person or (ii) any other Person who is a director, Officer, employee, managing member or general partner of (a) such Person or (b) any such other Person described in clause (i) above. For the purposes of this definition, Control of a Person shall mean the power, direct or indirect, (x) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Aggregate  Outstanding  Amount" means, when used with respect
                   ------------------------------
to any of the Notes at any time, the aggregate principal amount of such Notes Outstanding at such time.

                  "Aggregate Liquidity  Commitment" has the meaning set forth in
                   -------------------------------
the Liquidity Facility Agreement.

                  "Approved  Evaluator"  means an  independent  valuation  agent
                   -------------------
selected from a list of Standard & Poor's approved pricing services, including Murray Devine, Houlihan Lokey Howard & Zukin, and Chanin Partners, furnished by the Rating Agency.

                  "Asset Sale Agreements"  means,  collectively,  the CICA Asset
                   ---------------------
Sale Agreement and the VSC Asset Sale Agreement.

                  "Authenticating  Agent" means with respect to the Notes or any
                   ---------------------
Class of the Notes, the Person designated by the Trustee, if any, to authenticate such Notes on behalf of the Trustee pursuant to Section 6.04.

                  "Authorized Officer" means (i) with respect to the Issuer, any
                   ------------------
Officer who is authorized to act for the Issuer, as applicable, in matters relating to, and binding upon, the Issuer, and (ii) with respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as Custodian, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

                  "Balance"  means at any time, with respect to Cash or Eligible
                   -------
Investments in any Account at such time, the aggregate of (i) the current balance of Cash, demand deposits, time deposits, certificates of deposit and federal funds, (ii) the principal amount of interest-bearing corporate and government securities, money market accounts and repurchase obligations and
(iii) the purchase price (but not greater than the face amount) of non-interest-bearing government and corporate securities and commercial paper.

                  "Bankruptcy  Code" means the United  States  Bankruptcy  Code,
                   ----------------
Title 11 of the United States Code, as amended.

                  "Base Rate" has the meaning set forth in Appendix A hereto.
                   ---------                               ----------

                  "Base  Rate  Reference  Bank"  has the  meaning  set  forth in
                   ---------------------------
Appendix A hereto.
----------

                  "Bearer Form" means,  when used with respect to a Certificated
                   -----------
Security, a form in which the Security is payable to the bearer of the Security Certificate according to its terms, but not by reason of an Indorsement.

                  "Beneficial  Owner"  means any Person  owning an interest in a
                   -----------------
Global Note as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participant for which a Depository Participant of the Depository acts as agent.

                  "Business  Day"  means a day on  which  commercial  banks  and
                   -------------
foreign exchange markets settle payments in New York, New York and any other city in which the Corporate Trust Office is located and, in the case of the final payment of principal of any Note, the place of presentation of such Note.

                  "Calculation Agent" has the meaning specified in Section 7.13.
                   -----------------

                  "Capital  Call"  means,  in respect of each of the  Collateral
                   -------------
Interests, a request for additional capital contributions (including, without limitation, any request for a management fee or other amounts provided for under the related Limited Partnership Agreement) received by the Issuer from the General Partner of the Limited Partnership to which such Collateral Interest relates pursuant to the Limited Partnership Agreement of such Limited Partnership.

                  "Cash" means such funds denominated in the coin or currency of
                   ----
the United States as at the time shall be legal tender for payment of all public and private debts, including funds credited to a deposit account or a Securities Account.

                  "Cash Reserve Account" means the Securities Account designated
                   --------------------
the "Cash Reserve Account" and established in the name of the Trustee pursuant to Section 10.02(b).

                  "Certificated  Note"  has the  meaning  specified  in  Section
                   ------------------
2.01(c).

                  "Certificated  Security"  means a Security that is represented
                   ----------------------
by a certificate.  "Certificate of Authentication"  has the meaning specified in
Section 2.03(f).

                  "CICA  Asset Sale  Agreement"  means the Asset Sale  Agreement
                   ---------------------------
dated as of December 31, 2001 between Combined Insurance Company of America ("CICA"), as seller, and CICA SPE, LLC, as buyer.

                  "CICA SPE Transfer  Agreement" means the Transfer,  Assignment
                   ----------------------------
and Assumption Agreement dated as of December 31, 2001 between CICA SPE, LLC, as seller, and the Issuer, as buyer.

                  "Class" means each of the Class A1 Notes,  the Class A2 Notes,
                   -----
the Class B1 Notes and the Class B2 Notes.

                  "Class A Interest  Distribution Amount" means, with respect to
                   -------------------------------------
any Quarterly Distribution Date, the sum of (i) the aggregate amount of interest accrued at the Class A Note Interest Rate, during the Interest Period ending on such Quarterly Distribution Date, on the Aggregate Outstanding Amount of the Class A Notes on the first day of such Interest Period (after giving effect to any Redemption of the Class A Notes or other payment of principal of the Class A Notes on any preceding Quarterly Distribution Date) plus (ii) any Defaulted Interest in respect of the Class A Notes and accrued interest thereon.

                  "Class A  Notes"  means,  collectively,  the  Class A1  Senior
                   --------------
Floating Rate Notes due December 31, 2011 and the Class A2 Senior Floating Rate Notes due December 31, 2011.

                  "Class A1 Note Interest Rate" means, with respect to any Class
                   ---------------------------
A1 Note, the per annum variable rate equal to LIBOR plus, initially, 1.25% which rate shall be increased to up to a rate equal to LIBOR plus 1.90% upon an Issuer Order made at the request of the Placement Agent in its sole discretion and such increased rate shall be effective retroactively as of the Closing Date.

                  "Class A2 Note Interest Rate" means, with respect to any Class
                   ---------------------------
A2 Note, the per annum variable rate equal to LIBOR plus 2.50% (not to exceed 11.50% per annum).

                  "Class B1 Interest Distribution Amount" means, with respect to
                   -------------------------------------
any Quarterly Distribution Date, the sum of (i) the aggregate amount of interest accrued at the Class B1 Note Interest Rate, during the Interest Period ending on such Quarterly Distribution Date, on the Aggregate Outstanding Amount of the Class B1 Notes on the first day of such Interest Period (after giving effect to any Redemption of the Class B1 Notes or other payment of principal of the Class B1 Notes on any preceding Quarterly Distribution Date) plus (ii) any Defaulted Interest in respect of the Class B1 Notes and accrued interest thereon.

                  "Class B Notes" means, collectively, the Class B1 Subordinated
                   -------------
Floating Rate Notes due December 31, 2013 and the Class B2 Subordinated Floating Rate Notes due December 31, 2013. Each Class B Note is a PIK security, which permits the payment of interest thereon to be capitalized as additions to the principal amount thereof in lieu of payment of interest in Cash.

                  "Class B1 Note Interest Rate" means, with respect to any Class
                   ---------------------------
B1 Note, the per annum rate equal to the 3 month LIBOR rate plus 3.75%, which interest rate shall not exceed 12.75% per annum.

                  "Class B2 Note Interest Rate" means, with respect to any Class
                   ---------------------------
B2 Note, the per annum rate equal to the 3 month LIBOR rate plus 4.50%, which interest rate shall not exceed 13.50% per annum.

                  "Class B1 Notes" means the Class B1 Subordinated Floating Rate
                   --------------
Notes due December 31, 2013.

                  "Class B2 Notes" means the Class B2 Subordinated Floating Rate
                   --------------
Notes due December 31, 2013.

                  "Class P1  Preferred  Units"  means the  preferred  membership
                   --------------------------
interests of the Issuer designated Class P1 Preferred Units.

                  "Class P2  Preferred  Units"  means the  preferred  membership
                   --------------------------
interests of the Issuer designated Class P2 Preferred Units.

                  "Clearing  Agency"  means  an  organization  registered  as  a
                   ----------------
"clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing  Corporation"  has the meaning  specified in Section
                   ---------------------
8-102(a)(5) of the UCC.

                  "Clearstream"  means Clearstream  Banking,  societe anonyme, a
                   -----------
corporation organized under the laws of the Grand Duchy of Luxembourg.

                  "Closing Date" means December 31, 2001.
                   ------------

                  "Code"  means  the U.S.  Internal  Revenue  Code of  1986,  as
                   ----
amended.

                  "Collateral"  has  the  meaning   specified  in  the  Granting
                   ----------
Clauses.

                  "Collateral  Interest"  means a limited  partnership  interest
                   --------------------
held in the name of the  Issuer  in one of the  Limited  Partnerships  listed in
Schedule I hereto.

                  "Collection  Account" means the Securities  Account designated
                   -------------------
the "Collection  Account" and established in the name of the Trustee pursuant to
Section 10.02(a).

                  "Common  Units" means the common  membership  interests in the
                   -------------
Issuer, issued pursuant to the Operating Agreement.

                  "Control" of any Person  means  ownership of a majority of the
                   -------
voting power of such Person, or the power to direct or cause the direction of the management or policies of such Person.

                  "Controlling  Class" means the Class A1 Notes,  so long as any
                   ------------------
Class A1 Notes are Outstanding, then (after the Class A1 Notes have been paid in full) the Class A2 Notes, so long as any Class A2 Notes are Outstanding, then (after the Class A2 Notes have been paid in full) the Class B1 Notes, so long as any Class B1 Notes are Outstanding then (after the Class B1 Notes have been paid in full) the Class B2 Notes, so long as any Class B2 Notes are Outstanding.

                  "Corporate Trust Office" means (a) the principal office of the
                   ----------------------
Trustee,   at  which  at  any  time  its  corporate   trust  business  shall  be
administered, which office at the date hereof is located at 5 Penn Plaza, New York, NY 10001 attention: Corporate Trust Department, Dealing and Trading Unit, or such other address as the Trustee may designate from time to time or the principal corporate trust office of any successor Trustee.

                  "Custodial  Account" means the Securities  Account  designated
                   ------------------
the "Custodial  Account" and established in the name of the Trustee  pursuant to
Section 10.02(g).

                  "Custodian" has the meaning specified in Section 3.03(a).
                   ---------

                  "Default"  means any Event of Default or any occurrence  that,
                   -------
with notice or the lapse of time or both, would become an Event of Default.

                  "Defaulted  Interest"  means any  interest  due and payable in
                   -------------------
respect of any Note which is not paid or duly provided for on the applicable Quarterly Distribution Date or at Stated

Maturity and which remains unpaid, it being understood that any interest provided for by the Issuer's issuance of PIK Class B Notes shall not be deemed "Defaulted Interest".

                  "Depository"  means,  with  respect to the Notes issued in the
                   ----------
form of one or more Global Notes, the Person designated as Depository pursuant to Section 2.02(i) or any successor thereto pursuant to the applicable provisions of this Indenture.

                  "Depository Participant" means a broker, dealer, bank or other
                   ----------------------
financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of notes deposited with the Depository.

                  "Designated  Maturity" has the meaning set forth in Appendix A
                   --------------------                               ----------
hereto.

                  "Determination Date" means the last day of a Due Period.
                   ------------------

                  "Distribution  Compliance  Period" means,  with respect to the
                   --------------------------------
Notes, the period beginning upon completion of the distribution of the Notes (as certified by the Issuer to the Trustee) and ending on (and including) the 40th day thereafter.

                  "Dollar" or "U.S.$" means a dollar or other equivalent unit in
                   ------      -----
such coin or currency of the United States as at the time shall be legal tender for all debts, public and private.

                  "DTC"  means  The  Depository   Trust  Company,   a  New  York
                   ---
corporation.

                  "Due Date" means each date on which any distribution is due on
                   --------
a Collateral Interest.

                  "Due Period" means, with respect to any Quarterly Distribution
                   ----------
Date, the period commencing immediately following the third Business Day prior to the preceding Quarterly Distribution Date (or on the Closing Date, in the case of the Due Period relating to the first Quarterly Distribution Date) and ending on the third Business Day prior to such Quarterly Distribution Date (or, in the case of a Due Period that is applicable to the Quarterly Distribution Date relating to the Stated Maturity of any Note, or the Maturity of all Outstanding Notes, ending on the day preceding such Quarterly Distribution
Date).

                  "Eligible   Investments"  means  any  book-entry   securities,
                   ----------------------
negotiable instruments or securities represented by Instruments in Bearer Form or Registered Form having original or remaining maturities of 30 days or less, but in no event occurring later than the Quarterly Distribution Date next succeeding the Trustee's acquisition thereof, which evidence:

                  (i) direct  obligations of, and obligations  fully  guaranteed by, the United States;

                  (ii) commercial paper having, at the time of investment or contractual commitment to invest therein, a rating of "A-1+" from the Rating Agency or otherwise approved in writing thereby;

                  (iii) investments in money market funds (including without limitation the AON Money Market Fund) having a rating from the Rating Agency of at least AAAm;

                  (iv) repurchase  obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States, in either case entered into with (A) a depository institution or trust company (acting as principal) having a credit rating of at least "A-1" from Standard & Poor's or (B) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation or any successor entity thereto; and

                  (v) any other  investment  as may be  permitted  by Standard &
            Poor's without reducing or withdrawing the rating of any Class.

                  "ERISA" means the United  States  Employee  Retirement  Income
                   -----
Security Act of 1974, as amended.




                  "Euroclear" means Euroclear Bank s.a./n.v., as operator of the
                   ---------
Euroclear system.

                  "Event of Default" has the meaning specified in Section 5.01.
                   ----------------

                  "Exchange Act" means the United States Securities Exchange Act
                   ------------
of 1934, as amended.

                  "Financial  Asset"  means,  except as  otherwise  provided  in
                   ----------------                                 --------
Section 8-103 of the UCC: (a) a Security, or (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment.

                  "Financing Statements" means UCC financing statements relating
                   --------------------
to the Collateral naming the Issuer as debtor and the Trustee, on behalf of the Secured Parties, as secured party.

                  "General  Partners" means the respective  general  partners of
                   -----------------
each of the Limited Partnerships.

                  "Global Notes" means Restricted  Global Notes and Regulation S
                   ------------
Global Notes.

                  "Grant" means to bargain,  sell,  warrant,  alienate,  remise,
                   -----
demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Collateral Interests, or of any other instrument, shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate continuing right to claim for, collect, receive and receipt for principal, interest and fee payments in respect of the Collateral Interests or such other instruments, and all other Monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder" or "Noteholder"  means, with respect to any Note, the
                   ------      ----------
Person in whose name such Note is registered in the Note Register.

                  "Indenture" means this instrument as originally  executed and,
                   ---------
if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

                  "Independent"  means,  as to  any  Person,  any  other  Person
                   -----------
(including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof) who (i) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is Independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

                  Whenever any Independent Person's opinion or certificate is to be furnished to the Trustee, such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

                  "Indorsement"   has   the   meaning   specified   in   Section
                   -----------
8-102(a)(11) of the UCC.

                  "Institutional   Accredited  Investor"  means  an  "accredited
                   ------------------------------------
investor" as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act.

                  "Instruction"   has   the   meaning   specified   in   Section
                   -----------
8-102(a)(12) of the UCC.

                  "Instrument" has the meaning specified in Section 9-102(a)(47)
                   ----------
of the UCC.

                  "Interest  Distribution  Amount"  means,  with  respect to any
                   ------------------------------
Quarterly Distribution Date, the sum of the Class A1 Interest Distribution Amount, the Class A2 Interest Distribution Amount, the Class B1 Interest Distribution Amount and the Class B2 Interest Distribution Amount.

                  "Interest  Period" means,  with respect to any Class of Notes,
                   ----------------
subject to Section 13.08 hereof (i) in the case of the initial Interest Period, the period from, and including, the Closing Date to, but excluding, the first Quarterly Distribution Date, and (ii) thereafter, the period from, and including, the Quarterly Distribution Date immediately following the last day of the immediately preceding Interest Period to, but excluding, the next succeeding Quarterly Distribution Date.

                  "Interest  Rate" means the Class A1 Note  Interest  Rate,  the
                   --------------
Class A2 Note  Interest  Rate,  the Class B1 Note  Interest Rate or the Class B2
Note Interest Rate, as applicable.

                  "Investment Company Act" means the U.S. Investment Company Act
                   ----------------------
of 1940, as amended, and the rules thereunder.

                  "Issuer" means Private Equity Partnership Structures I, LLC, a
                   ------
limited liability company organized and existing under the laws of the State of Delaware, unless a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter Issuer shall mean such successor Person.

                  "Issuer  Order" and "Issuer  Request"  mean,  respectively,  a
                   -------------       ---------------
written order or a written request, in each case dated and signed in the name of the Issuer by an Authorized Officer of the Issuer.

                  "LIBOR" has the meaning set forth in Appendix A hereto.
                   -----

                  "LIBOR  Business  Day" has the meaning set forth in Appendix A
                   --------------------
hereto.

                  "LIBOR  Determination  Date"  has the  meaning  set  forth  in
                   --------------------------
Appendix A hereto.

                  "Limited  Partnerships" means the limited  partnerships listed
                   ---------------------
in Schedule I hereto.

                  "Limited  Partnership  Agreement"  means,  with  respect  to a
                   -------------------------------
Limited  Partnership,   the  limited  partnership  agreement,   as  amended  and
supplemented from time to time, that governs such Limited Partnership.

                  "Liquidity  Facility"  means that certain  liquidity  facility
                   -------------------
provided to the Issuer by the Liquidity Facility Provider under the Liquidity Facility Agreement.

                  "Liquidity Commitment  Termination Date" means the earliest to
                   --------------------------------------
occur of (a) the close of business on the Scheduled Liquidity Commitment Termination Date (as defined in the Liquidity Facility Agreement), or (b) the close of business on the earlier of (1) date on which all of the Class P1 Preferred Shares (as defined in the Liquidity Facility Agreement) are redeemed and (2) the date of the termination in whole of the Aggregate Liquidity Commitment pursuant to Section 6.02 of the Liquidity Facility Agreement.

                  "Liquidity  Facility  Agreement" means that certain  liquidity
                   ------------------------------
facility agreement dated December 31, 2001, between the Issuer and the Liquidity Facility Provider and Canadian Imperial Bank of Commerce, as Liquidity Agent.

                  "Liquidity  Facility Provider" means Canadian Imperial Bank of
                   ----------------------------
Commerce and the other liquidity banks (if any) named in the Liquidity Facility Agreement.

                  "Liquidity  Facility  Provider Event" means the failure by the
                   -----------------------------------
Liquidity Facility Provider to make an advance in accordance with the terms of the Liquidity Facility Agreement.

                  "Majority"  means,  with  respect  to any Class or  Classes of
                   --------
Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class or Classes of Notes, as the case may be.

                  "Manager" means Aon Capital Managers,  LLC, a Delaware limited
                   -------
liability company.

                  "Mandatory Expenses" means those Administrative  Expenses that
                   ------------------
constitute  any of the  following,  in the order of  priority  set forth  below:
(A)(i) Trustee's fees and expenses that must be paid in order to ensure that the Issuer and the Trustee can discharge their respective obligations hereunder under Section 6.08 and as otherwise set forth in the Indenture; (ii) the surveillance and other fees of the Rating Agency; (iii) the fees of the Trustee, as Paying Agent, Note Registrar, Custodian and Transfer Agent hereunder and, following the payment of the Mandatory Expenses specified in clauses (A)(i) through (iii); (B)(i) the Senior Servicing Fee, and (ii) if there is a replacement Servicer not affiliated with Aon Capital Managers, LLC, the Servicing Fee.

                  "Margin   Stock"  means   "margin   stock"  as  defined  under
                   --------------
Regulation U issued by the Board of Governors of the Federal Reserve System.

                  "Maturity"  means, with respect to any Note, the date on which
                   --------
all Outstanding unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for Redemption or otherwise.

                  "Maximum  Tax  Distribution  Amount"  for each Member for each
                   ----------------------------------
Interest Period of each fiscal year of the Issuer means an amount equal to the excess of (i) the lesser of (x) the sum of the Federal state and local income tax liability (less the effect of the deduction of state and local income taxes in computing the Federal income tax liability) of a Member (or if the Member is a partnership or limited liability company its members or partners), not to exceed a combined Federal, state and local effective income tax rate of forty percent (40%), with respect to the net taxable income of the Issuer allocated to (or reasonably estimated to be allocable to) such Member from the beginning of the fiscal year through the end of such Interest Period attributable to the items allocated to such Member under Article 5 of the Operating Agreement or (y) forty percent (40%) of the Net GAAP Cash Flows allocated to (or reasonably estimated to be allocated to) the Member from the beginning of the fiscal year through the end of such Interest Period over (ii) the aggregate Maximum Tax Distribution Amounts and the aggregate amount of Net Cash distributed to such Member pursuant to Section 6.1 or Section 6.2 of the Operating Agreement for all prior Interest Periods in such fiscal year.

                  "Measurement  Date"  means  (a) the  Closing  Date,  (b)  each
                   -----------------
Determination Date occurring after the first anniversary of the Closing Date and
(c) with at least five (5) Business Days' prior written notice to each of the parties hereto, any other Business Day that any Rating Agency or the Holders of at least 66-2/3% of the Aggregate Outstanding Amount of any Class of Notes
requests  be a  "Measurement  Date";  provided,  that,  if any such  date  would
                                      --------
otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the next succeeding Business Day.

                  "Member"  means a member of the  Issuer  under  the  Operating
                   ------
Agreement.

                  "Money" has the meaning  specified in Section 1-201(24) of the
                   -----
UCC.

                  "Net Asset Value" means, on any Measurement Date, with respect
                   ---------------
to the Issuer, the aggregate value of the portfolio investments held by the Limited Partnerships, as most recently reported by the General Partners to the Issuer as a limited partner therein on or prior to such Measurement Date.

                  "Net Cash" means the gross cash derived by the Issuer from the
                   --------
Collateral Interests and other investments or assets held by the Issuer subject to the Priority of Payments set forth in Article XI hereof, including, without limitation, operating income, fees, interest and other income attributable to the Issuer's business, less the portion thereof used to pay principal and interest on the Notes, amounts owed to the Liquidity Facility Provider, Administrative Expenses and all other expenses of the Issuer, or established cash reserves for all Issuer expenses, payments, capital commitments, replacements and contingencies, all as determined by the Manager in accordance with the Indenture and the Operating Agreement. Net Cash shall be increased to the extent any previously established reserve is reduced.

                  "Net GAAP Cash Flows" means,  with respect to the Issuer,  for
                   -------------------
any Interest Period or any fiscal year or portion thereof the sum of (i) "Net Cash flows from Operating Activities" of the Issuer plus (ii) "Cash flows from Investing Activities" of the Issuer, each as defined for purposes of preparing statements of cash flows in accordance with generally accepted accounting principles in excess of amounts deemed the return of invested capital, both as included in the Issuer's quarterly statement of cash flows prepared in accordance with generally accepted accounting principles, less accrued but unpaid interest on the Notes and accrued but unpaid Administrative Expenses for the same period.

                  "Noteholder" has the meaning set forth under "Holder" above.
                   ----------

                  "Note  Register"  and  "Note  Registrar"  have the  respective
                   --------------         ---------------
meanings specified in Section 2.04(a).

                  "Note Reserve Account" means the Securities Account designated
                   --------------------
the "Note Reserve Account" and established in the name of the Trustee pursuant to Section 10.02.

                  "Note  Reserve  Account  Maximum   Balance"  has  the  meaning
                   -----------------------------------------
specified in Section 9.01(b).

                  "Notes"  means  the Class A1  Notes,  the Class A2 Notes,  the
                   -----
Class B1 Notes and the Class B2 Notes, authorized by, and authenticated and delivered under, this Indenture.

                  "Quarterly  Report"  has  the  meaning  specified  in  Section
                   -----------------
10.04(a).

                  "Offer" means, with respect to any Security,  (a) any offer by
                   -----
the issuer of such Security or by any other Person made to all of the holders of such Security to purchase or otherwise acquire such Security (other than pursuant to any redemption in accordance with the terms of the related Limited Partnership Agreements) or to convert or exchange such Security into or for Cash, securities or any other type of consideration or (b) any solicitation by the issuer of such Security or any other Person to amend, modify or waive any provision of such Security or any related Limited Partnership Agreement.

                  "Officer"  means (a) with  respect to the Issuer,  any manager
                   -------
thereof or any Person to whom the rights and powers of management thereof are delegated in accordance with the Operating Agreement of the Issuer; (b) with respect to any corporation, the chairman of the board of directors (or any director, with respect to the Issuer), the president, any vice president, the secretary, an assistant secretary, the treasurer or an assistant treasurer of such entity; (c) with respect to any partnership, any general partner thereof;
(d) with respect to any limited liability company, any managing member or third-party manager thereof or any Person to whom the rights and powers of management thereof are delegated in accordance with the limited liability company agreement of such limited liability company; and (e) with respect to any bank or trust company acting as trustee of an express trust or as Custodian, any Trust Officer.

                  "Operating  Agreement"  means the  limited  liability  company
                   --------------------
operating agreement, dated as of December 31, 2001, of the Issuer, as amended and restated as of December 31, 2001.

                  "Opinion of Counsel" means a written opinion  addressed to the
                   ------------------
Trustee and each Rating  Agency  (each,  a  "Recipient"),  in form and substance
                                             ---------
reasonably satisfactory to each Recipient, of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia, which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and which attorney shall be reasonably satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such opinion of Counsel and shall either be addressed to each Recipient or shall state that each Recipient shall be entitled to rely thereon.

                  "Outstanding" means, with respect to the Notes or a particular
                   -----------
Class of the Notes, as of any date of determination, all of (a) the Notes or (b) the Notes of such Class, as the case may be, theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof for whose payment or Redemption funds in the necessary amount have been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes; provided, that, if such Notes or portions thereof are to be redeemed, notice of such Redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

                  (iii) Notes in exchange  for, or in lieu of, other Notes which have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a Holder in due course; and

                  (iv) Notes alleged to have been mutilated, defaced, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.05;

provided,  that in  determining  whether the Holders of the requisite  Aggregate
--------
Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes beneficially owned by the Issuer or any other obligor upon the Notes or any Affiliate of any of them shall be disregarded and deemed not to be Outstanding and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trust Officer actually knows to be beneficially owned in the manner indicated above shall be so disregarded. Notes owned in the manner indicated above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

                  "Overcollateralization  Ratio"  means,  as of any  Measurement
                   ----------------------------
Date, the ratio (expressed as a percentage) obtained by dividing:

                  (a) the Risk Weighted Total Asset Value on such Measurement Date less, for such purpose, any amounts required to satisfy current obligations of the Issuer as specified in clauses (A) through (H) of
         Section 11.01(a)(i) on the next succeeding Quarterly Distribution Date; by

                  (b) the Aggregate Outstanding Amount on such Measurement Date of the Class A1 Notes, Class A2 Notes and Class B1 Notes less, for such purpose, the application of funds by the Trustee pursuant to Sections 11.01(a)(ii)(B) through (E) but before any application of funds by the Trustee pursuant to Sections 11.01(a)(ii)(F) through (G) plus the outstanding principal amounts under the Liquidity Facility.

                  "Overcollateralization  Test" means the test that measures the
                   ---------------------------
Overcollateralization Ratio for purposes of determining the application of funds in the Collection Account in accordance with Section 11.01(a)(ii).

                  "Paying  Agent" means any Person  authorized  by the Issuer to
                   -------------
pay the principal of or interest on any Notes and any amounts due with respect to the Preferred Units on behalf of the Issuer as specified in Section 7.02.

                  "Person"  means  an  individual,   corporation   (including  a
                   ------
business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

                  "PIK" means  pay-in-kind and refers to the right of the Issuer
                   ---
to pay interest on the Class B1 Notes and Class B2 Notes in securities identical to such Class B1 Notes or Class B2 Notes, as the case may be, in lieu of cash, on any Quarterly Distribution Date.

                  "PIK  Class B  Notes"  means  Class B1 Notes or Class B2 Notes
                   -------------------
which are issued in lieu of payments of interest on Class B Notes and which have the same terms and conditions as the Class B1 Notes or Class B2 Notes, as the case may be, issued on the Closing Date.

                  "Placement   Agency  Agreement"  means  the  Placement  Agency
                   -----------------------------
Agreement, dated on or about the Closing Date, between the Issuer and CIBC World Markets Corp. relating to the placement of the Class A Notes.

                  "Preferred  Unitholders"  means the Persons  identified as the
                   ----------------------
holders of the Preferred Units in the Issuer's Operating Agreement.

                  "Preferred Units" means, collectively,  the Class P1 Preferred
                   ---------------
Units and the Class P2 Preferred Units, each of which units constitutes a non-voting preferred membership interest in the Issuer, with a stated value of $100,000 per interest, issued on the Closing Date pursuant to the Operating Agreement.

                  "Priority  of Payments"  has the meaning  specified in Section
                   ---------------------
11.01(a).

                  "Proceeding" means any suit in equity,  action at law or other
                   ----------
judicial or administrative proceeding.

                  "Qualified  Institutional Buyer" has the meaning given in Rule
                   ------------------------------
144A under the Securities Act.

                  "Qualified Purchaser" means (i) a "qualified purchaser" within
                   -------------------
the meaning of Section 3(c)(7) of the Investment Company Act, (ii) a "knowledgeable employee" with respect to the Issuer within the meaning of Rule 3c-5 of the Investment Company Act or (iii) a company beneficially owned exclusively by one or more "qualified purchasers" and/or "knowledgeable employees" with respect to the Issuer within the meaning of Rule 3c-5 of the Investment Company Act.

                  "Quarterly   Distribution  Date"  means  March  31,  June  30,
                   ------------------------------
September  30 and  December  31 of each  year;  provided,  that  (i)  the  first
                                                --------
Quarterly Distribution Date shall be March 31, 2002, (ii) the final Quarterly Distribution Date will be December 31, 2011, with respect to Class A Notes and December 31, 2013, with respect to Class B Notes and (iii) if any such date is not a Business Day, the related Quarterly Distribution Date will be the immediately following Business Day.

                  "Rate Cap Agreement"  means the rate cap agreement dated as of
                   ------------------
the Closing Date between the Issuer and the Rate Cap Provider, as amended from time to time, having a notional amount equal to the original principal amount of the Class A1 Notes and providing for payments to the Trustee in the event that LIBOR exceeds 9%.

                  "Rate Cap Provider" means Canadian  Imperial Bank of Commerce,
                   -----------------
and its successors and assigns;  provided,  however,  that any Rate Cap Provider
                                 --------   -------
shall be at all times a Secured Party.

                  "Rating  Agency" means  Standard & Poor's,  for so long as any
                   --------------
Outstanding Notes are rated by Standard & Poor's. In the event that at any time Standard & Poor's ceases to be a Rating Agency, references to rating categories of Standard & Poor's in this Indenture shall be deemed instead to be references to the equivalent categories of such other rating agency as of the most recent date on which such other rating agency and Standard & Poor's published ratings for the type of Security in respect of which such alternative rating agency is used.

                  "Rating  Confirmation" means, with respect to any action taken
                   --------------------
or to be taken under the Indenture, a written confirmation from each Rating Agency delivered to the Issuer and the Trustee that such action will not result in the withdrawal, reduction or other adverse action with respect to any then-current rating of any Class of Notes rated by such Rating Agency.

                  "Rating  Confirmation  Test" means a test  satisfied  when the
                   --------------------------
Issuer receives a Rating Confirmation.

                  "Record  Date"  means the date on which the  Holders  of Notes
                   ------------
entitled to receive a payment in respect of principal or interest on the succeeding Quarterly Distribution Date or Redemption Date are determined, such date as to any Quarterly Distribution Date or Redemption Date being the 15th day (whether or not a Business Day) prior to such Quarterly Distribution Date or Redemption Date.

                  "Redemption" has the meaning specified in Section 9.01(a).
                   ----------

                  "Redemption  Price"  means  (a) with  respect  to any Class A1
                   -----------------
Note, Class A2 Note,  Class B1 Note or Class B2 Note to be redeemed  pursuant to
Section 9.01, an amount (determined without duplication) equal to (i) the Aggregate Outstanding Amount of such Note being redeemed plus (ii) accrued interest thereon (including Defaulted Interest and interest on Defaulted Interest, if any).

                  "Redemption  Threshold"  has the meaning  specified in Section
                   ---------------------
9.01(b).

                  "Registered"  means,  with respect to any debt  obligation,  a
                   ----------
debt obligation (a) issued after July 18, 1984 and (b) in registered form for purposes of the Code.

                  "Registered   Form"  means,   when  used  with  respect  to  a
                   -----------------
Certificated Security, a form in which (a) the Security Certificate specifies a Person entitled to the Security and (b) a transfer of the Security may be registered upon books maintained for that purpose by or on behalf of the issuer of such Security, or the Security Certificate so states.

                  "Regulated  Investor"  means  (i) any  employee  benefit  plan
                   -------------------
(within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) any plan (within the meaning of Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) any governmental plan (within the meaning of Section 3(32) of ERISA) or church plan (within the meaning of Section 3(33) of ERISA) that is subject to any Similar Law or (iv) any Person acting on behalf of or investing the assets of a plan described in (i)-(iii).

                  "Regulation D" means Regulation D under the Securities Act.
                   ------------

                  "Regulation S" means Regulation S under the Securities Act.
                   ------------

                  "Regulation  S  Global  Note"  has the  meaning  set  forth in
                   ---------------------------
Section 2.01(a).

                  "Regulation U" means Regulation U of the Board of Governors of
                   ------------
the Federal Reserve System, 12 C.F.R. ss. 221, or any successor regulation.

                  "Relevant  Jurisdiction"  means,  as  to  any  issuer  of  any
                   ----------------------
Collateral Interest, any jurisdiction (a) in which the issuer is incorporated, organized, managed and controlled or considered to have its seat, (b) where an office through which the issuer is acting for purposes of the relevant Collateral Interest is located, (c) in which the issuer executes Limited Partnership Agreements or (d) in relation to any payment, from or through which such payment is made.

                  "Relevant Persons" has the meaning specified in Section 2.07.
                   ----------------

                  "Restricted  Global Note" has the meaning specified in Section
                   -----------------------
2.01(b).

                  "Risk  Weighted  Total Asset  Value" means with respect to the
                   ----------------------------------
Issuer,  as of a Measurement  Date, the sum of (i) 50% of Net Asset Value;  plus
                                                                            ----
(ii) any amounts held by the Trustee in the Accounts, including the principal balance of any Eligible Investments.

                  "Rule 144A" means Rule 144A under the Securities Act.
                   ---------

                  "Rule 144A Information" means such information as is specified
                   ---------------------
pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                  "Rule  144A  Transfer   Certificate"  means  the  certificates
                   ----------------------------------
substantially in the form of Exhibit D hereto.
                             ---------

                  "Sale" has the meaning specified in Section 5.17.
                   ----

                  "Scheduled  Liquidity   Commitment   Termination  Date"  means
                   -----------------------------------------------------
December 31, 2013, as set forth in the Liquidity Facility Agreement, or such other date as may be specified in such agreement.

                  "Secured   Parties"  means  the  Noteholders,   the  Liquidity
                   -----------------
Facility Provider, and the Rate Cap Provider.

                  "Securities  Account"  means an account  to which a  Financial
                   -------------------
Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  "Securities  Act" means the United  States  Securities  Act of
                   ---------------
1933, as amended.

                  "Security"  means,  except as  otherwise  provided  in Section
                   --------
8-103 of the UCC, means an obligation of an issuer or a share, participation or other interest in an issuer or in property or an enterprise of an issuer (a) which is represented by a Security Certificate in Bearer Form or Registered Form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c) which either (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by
Article 8 of the UCC.

                  "Security  Certificate"  means a  certificate  representing  a
                   ---------------------
Security.

                  "Security  Entitlement"  has the meaning ascribed to it in the
                   ---------------------
UCC.

                  "Senior   Servicing  Fee"  shall  mean  as  of  any  Quarterly
                   -----------------------
Distribution Date one-half of the Servicing Fee then due and payable.

                  "Servicer"  means Aon Capital  Managers  LLC or any  successor
                   --------
thereof named in accordance with the Servicing Agreement.

                  "Servicing Agreement" means the Servicing Agreement,  dated as
                   -------------------
of December 31, 2001, by and between the Issuer and the Servicer relating to certain functions to be performed by the Servicer for the Issuer with respect to this Indenture and the Collateral, as amended from time to time.

                  "Servicing  Fee"  shall  have  the  meaning  set  forth in the
                   --------------
Servicing Agreement.

                  "Similar  Law" means any federal,  state or local law that is,
                   ------------
to a material extent, similar to Title I of ERISA or Section 4975 of the Code.

                  "Special Majority" means, with respect to any Class or Classes
                   ----------------
of Notes, the Holders of 66-2/3% of the Aggregate Outstanding Amount of the Notes of such Class or Classes of Notes, as the case may be.

                  "Specified  Person"  has  the  meaning  specified  in  Section
                   -----------------
2.05(a).

                  "Standard & Poor's" means Standard & Poor's Ratings  Services,
                   -----------------
a division of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

                  "Stated  Maturity"  means,  with  respect to (a) any  Security
                   ----------------
(other than a Note), the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable, (b) any repurchase obligation, the repurchase date thereunder on which the final repurchase obligation thereunder is due and payable, and (c) any Class A Note, December 31, 2011 and any Class B Note, December 31, 2013, or, in each case, if such date is not a Business Day, the next following Business Day.

                  "Subordinate  Interests" has the meaning  specified in Section
                   ----------------------
12.01(a) or (b), as applicable.

                  "Transaction  Documents" means this Indenture,  the Asset Sale
                   ----------------------
Agreements, the Transfer, Assignment and Assumption Agreements, the Servicing Agreement, the Limited Partnership Agreements, the Liquidity Facility Agreement, the Operating Agreement, the Rate Cap Agreement, and the Placement Agency Agreement.

                  "Transfer Agent" means the Person or Persons, which may be the
                   --------------
Issuer, authorized by the Issuer to exchange or register the transfer of Notes, as set forth in Section 2.04(a)(i).

                  "Transfer,   Assignment  and  Assumption   Agreements"  means,
                   ----------------------------------------------------
collectively,  the  CICA  SPE  Transfer  Agreement  and  the  VSC  SPE  Transfer
Agreement.

                  "Trustee"  means  The Bank of New  York,  a New  York  banking
                   -------
corporation, solely in its capacity as trustee hereunder, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

                  "Trust Officer" means,  when used with respect to the Trustee,
                   -------------
any Officer within the Corporate Trust Office (or any successor group of the Trustee) authorized to act for and on behalf of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other Officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such Officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "UCC"  means the Uniform  Commercial  Code as in effect in the
                   ---
State of New York.

                  "Uncertificated   Security"  means  a  Security  that  is  not
                   -------------------------
represented by a certificate.

                  "Unfunded  Commitments" means, as of any date of determination
                   ---------------------
in respect of a Collateral Interest, the aggregate amount of committed capital of the Issuer up to an aggregate amount of $169,000,000 not yet called by the General Partners of the relevant Limited Partnership pursuant to the terms of its Limited Partnership Agreement, which Unfunded Commitment as of the Closing Date, subject to increase up to $169,000,000 after the Closing Date, is indicated on Schedule I to each of the Asset Sale Agreements. Such amounts shall be reduced by funded Capital Calls and increased by distributions of capital by Limited Partnerships subject to recall.

                  "United States" and "U.S." means the United States of America,
                   -------------       ----
including the states thereof and the District of Columbia.

                  "Unregistered Securities" has the meaning specified in Section
                   -----------------------
5.17(c).

                  "U.S.  Person" has the meaning given in Regulation S under the
                   ------------
Securities Act.

                  "U.S.  Resident" means a "U.S. resident" within the meaning of
                   --------------
the Investment Company Act.

                  "VSC Asset  Sale  Agreement"  means the Asset  Sale  Agreement
                   --------------------------
dated as of December 31, 2001 between Virginia Surety Company ("VSC"), as seller, and VSC SPE, LLC, as buyer.

                  "VSC SPE Transfer  Agreement"  means the Transfer,  Assignment
                   ---------------------------
and Assumption Agreement dated as of December 31, 2001 between VSC SPE, LLC, as seller, and the Issuer, as buyer.

                  SECTION  1.02  Rules  of  Construction.   Unless  the  context
                                 -----------------------
otherwise clearly requires:

                  (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

                  (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

                  (c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

                  (d) the word "will" shall be construed to have the same meaning and effect as the word "shall";

                  (e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

                  (f) any reference herein to any Person, or to any Person in a specified capacity, shall be construed to include such Person's successors and assigns or such Person's successors in such capacity, as the case may be; and

                  (g) all references in this instrument to designated "Articles", "Sections", "clauses" and other subdivisions are to the designated Articles, Sections, clauses and other subdivisions of this instrument as originally executed, and the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, clause or other subdivision.

                                   ARTICLE II

                                    THE NOTES

                  SECTION 2.01 Forms  Generally . (a) The Class A1 Notes offered
                               ----------------
and sold to Persons that are neither U.S. Persons nor U.S. Residents in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global notes in definitive, fully Registered Form without interest coupons, substantially in the form of the note attached as
Exhibit  A  (each,  a  "Regulation  S  Global  Note"),   with  such  appropriate
----------              ---------------------------
insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and such legends as may be applicable thereto, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depository and registered in the name of a nominee of the Depository for credit to the applicable purchaser at Clearstream or Euroclear, duly executed by the Issuer and authenticated by the Trustee or the Authenticating Agent as hereinafter provided. The aggregate principal amount of each Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as the case may be.

                  (b) The Class A1 Notes offered and sold in the United States or to U.S. Persons or U.S. Residents pursuant to an exemption from the registration requirements of the Securities Act shall be issued initially only in definitive, fully Registered Form without interest coupons, substantially in the form of the note attached as Exhibit C (each, a "Certificated Note") and, subject to the delivery to the Trustee and the Issuer
 ------------------
by the holder thereof of a Rule 144A Transfer Certificate, may subsequently be exchanged for one or more permanent global notes in definitive, fully Registered Form without interest coupons, substantially in the form of the note attached as Exhibit B (each, a "Restricted Global Note"), with such appropriate insertions,
---------           ----------------------
omissions, substitutions and other variations as are required or permitted by this Indenture and such legends as may be applicable thereto, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Issuer and authenticated by the Trustee or the Authenticating Agent as hereinafter provided. The aggregate principal amount of each Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as the case may be.

                  (c) The Class A2 Notes and Class B Notes shall be issuable only in the form of Certificated Notes, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the officers executing such Certificated Notes, as conclusively evidenced by their execution of the Certificated Notes.

                  The definitive Notes shall be prepared by the Issuer and shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the officers executing such Notes, as conclusively evidenced by their execution of such Notes, subject to the rules of any securities exchange or automated quotation system on which such Notes are listed or quoted and to the rules of the Trustee.

                  The Certificated Notes shall, upon issuance pursuant to Sections 2.03 and 2.04, be duly executed and delivered by the Issuer to the Trustee or the Authenticating Agent for authentication and redelivery as hereinafter provided.

                  (d) The Issuer, in issuing the Notes, may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Trustee will indicate the "CUSIP" or "private placement" numbers of the Notes in notices of Redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of Redemption and related materials, and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Trustee of any change in the "CUSIP" numbers.

                  SECTION  2.02  Authorized   Amount;   Interest  Rate;   Stated
                                 -----------------------------------------------
Maturity; Denominations;  Ranking. (a)  The  aggregate  principal amount  of the
---------------------------------
Class A1 Notes, the Class A2 Notes and the Class B1 Notes which may be issued under this Indenture may not exceed

U.S.$285,000,000, excluding Notes issued upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.04, 2.05 or 8.05.

                  Such Notes shall bear interest at the Class A1 Note Interest Rate, Class A2 Note Interest Rate and Class B1 Note Interest Rate, respectively, which shall be payable on each Quarterly Distribution Date in accordance with the Priority of Payments. Such Notes shall be divided into Classes having the following designations, interest rates, original principal amounts and Stated
Maturities:


  Designation                  Original Principal Amount           Interest Rate                Stated Maturity
----------------------       ---------------------------- - -------------------------            -----------------
Class A1 Notes                       US $170,000,000          LIBOR + 1.25%, which spread        December 31, 2011
                                                             shall increase to up to 1.90%
Class A2 Notes                       US $65,000,000          LIBOR + 2.50% (not to exceed        December 31, 2011
                                                                   11.50% per annum)
Class B1 Notes                       US $50,000,000              LIBOR + 3.75 (not to            December 31, 2013
                                                               exceed 12.75% per annum)

                  (b) The Issuer may issue Class B2 Notes under this Indenture from time to time; provided that at the time of any such issuance the aggregate principal amount outstanding, excluding any PIK Class B2 Notes, does not exceed $169,000,000. The Class B2 Notes shall have a stated maturity of December 31, 2013 and bear interest at the Class B2 Note Interest Rate. The Issuer shall issue Class B2 Notes from time to time to VSC SPE and CICA SPE under the CICA SPE Transfer Agreement and the VSC SPE Transfer Agreement in principal amounts equal to the amounts required to satisfy any Capital Calls by the General Partners, as provided in the relevant Limited Partnership Agreement.

                  The Notes shall be issuable in minimum denominations of US$100,000 and integral multiples of US$1,000 in excess thereof. After issuance, any Note may fail to be in such required minimum denominations due to the repayment of principal thereof in accordance with the Priority of Payments.

                  The purchase price for such Class B2 Notes shall be paid directly by VSC SPE and CICA SPE to the relevant Limited Partnership as directed by the Servicer. The Issuer shall provide via facsimile, with confirmation via overnight courier, written notice to the Rating Agency upon receipt of a Capital Call for which Class B2 Notes are intended to be issued, but not later than one Business Day after receipt of such Capital Call, and shall further provide updated information to the Rating Agency in respect of the Issuer's statistical model showing the impact of such Class B2 Notes. Prior to the issuance of any Class B2 Notes pursuant to this Section 2.02(b), the Issuer will solicit a Rating Confirmation with respect to the outstanding Class A and Class B Notes.

                  In addition, no later than the fifth Business Day after the date of termination of a Limited Partnership in respect of a Collateral Interest, the Servicer shall provide notice thereof to the Trustee and to VSC SPE, CICA SPE, VSC and CICA, and if any of the Class A Notes remain outstanding, no later than the fifth Business Day following receipt of such notice the Issuer shall issue to VSC SPE and CICA SPE, in accordance with the CICA SPE Transfer Agreement and the VSC SPE Transfer Agreement, Class B2 Notes in an aggregate principal amount equal to the remaining Unfunded Commitment relating to such Collateral Interest as of the date of such notice. All proceeds received by the Issuer from the issuance of such Class B2 Notes shall be immediately deposited in the Collection Account and thereupon become Collateral for purposes of the Indenture. Such amounts shall be applied by the Trustee in accordance with the Priority of Payments.

                  Notwithstanding the foregoing, any funds received by the Issuer from the General Partners in respect of the Collateral Interests from and after the date hereof that result from either (i) the failure of such General Partners to invest or otherwise utilize amounts paid by the Issuer in response to Capital Calls funded using the proceeds of Class B2 Notes or (ii) the return by such General Partners to the Issuer of the proceeds of any investment made or supported from a Capital Call funded using the proceeds of Class B2 Notes shall be immediately deposited in the Collection Account and shall thereupon become Collateral for purposes of this Indenture. Such amounts shall be applied by the Trustee in accordance with the Priority of Payments.

                  (c) The Class A1 Notes shall rank senior in right of payment of interest and principal to the Class A2 Notes, the Class B1 Notes and the Class B2 Notes. All Class A1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A1 Notes shall be made pro rata among all Outstanding Class A1 Notes, without preference or priority of any kind.

                  (d) The Class A2 Notes shall rank senior in right of payment of interest and principal to the Class B1 Notes and the Class B2 Notes and shall be subordinated to the Class A1 Notes. All Class A2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A2 Notes shall be made pro rata among all Outstanding Class A2 Notes, without preference or priority of any kind.

                  (e) The Class B1 Notes shall rank senior in right of payment of interest and principal to the Class B2 Notes and shall be subordinated to the Class A Notes to the extent set forth herein. All Class B1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B1 Notes shall be made pro rata among all Outstanding Class B1 Notes, without preference or priority of any kind.

                  (f) The Class B2 Notes shall be subordinated to the Class A1 Notes, the Class A2 Notes and the Class B1 Notes to the extent set forth herein. All Class B2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B2 Notes shall be made pro rata among all Outstanding Class B2 Notes, without preference or priority of any kind.

                  (g) Interest shall accrue on the Aggregate Outstanding Amount of each Class of Notes (determined as of the first day of each Interest Period and after giving effect to any payment of principal occurring on such day) from the Closing Date or the Additional Closing Date, as applicable, and will be payable in arrears on each Quarterly Distribution Date in accordance with the Priority of Payments; provided that with respect to the Class B Notes, to the extent interest accrued for any Due Period is not paid on the next succeeding Quarterly Distribution Date, such unpaid interest shall be paid by the issuance of PIK Class B Notes having the same class designation as the Notes for which interest is owed. The Issuer shall promptly cause to be executed and authenticated PIK Class B Notes and deliver such notes to the person entitled thereto (or to the Trustee or the authentication agent in custody for such Person). Interest accruing for any Interest Period shall accrue for the period from and including the first day of such Interest Period to and including the last day of such Interest Period. Interest on the Notes and interest on Defaulted Interest in respect thereof will be computed on the basis of a 360-day year and the actual number of days elapsed.

                  (h) The Notes shall be  mandatorily  redeemable as provided in
Article IX.

                  (i) The Depository for the Global Notes shall initially be DTC.

                  (j) The Notes of each Class shall be numbered, lettered or otherwise distinguished in such manner as may be consistent herewith, determined by the Authorized Officers of the Issuer executing such Notes as evidenced by their execution of such Notes.

                  SECTION 2.03 Execution,  Authentication,  Delivery and Dating.
                               ------------------------------------------------
(a) The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signatures of such Authorized Officers on the Notes may be manual or facsimile (including in counterparts).

                  (b) Notes bearing the manual or facsimile signatures of an individual who was at any time the Authorized Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual has ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes, executed by the Issuer to the Trustee or the Authenticating Agent for authentication, and the Trustee or the Authenticating Agent, upon Issuer Order, shall authenticate and make available for delivery to or upon the written order of the Issuer such Notes as provided in this Indenture and not otherwise.

                  (d) Each Note authenticated and made available for delivery to or upon the written order of the Issuer by the Trustee or the Authenticating Agent to or upon Issuer Order on the Closing Date or the Additional Closing Date, as the case may be shall be dated as of the Closing Date or the Additional Closing Date, as applicable. All other Notes that are authenticated after the Closing Date or the Additional Closing Date, as the case may be, for any other purpose under this Indenture shall be dated the date of their authentication.

                  (e) Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current Aggregate Outstanding Amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article II, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

                  (f) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication (the "Certificate of Authentication"),
                                                -----------------------------
substantially in the form provided for herein, executed by the Trustee or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.04 Registration, Transfer and Exchange of Notes.
                               --------------------------------------------

                  (a) Registration.
                      ------------

                  (i) The Trustee is hereby appointed as the registrar with respect to the Notes (the "Note Registrar"). The Trustee is hereby appointed as a Transfer Agent with respect to the Notes. The Note Registrar shall keep a register (the "Note Register") at the Corporate Trust Office in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and the registration of transfers of Notes. Such Note Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. Upon any resignation or removal of the Note Registrar, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assign the duties of the Note Registrar to the Servicer.

                  (ii) Subject to this Section 2.04, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.02, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

                  (iii) At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Note is surrendered for exchange, the Issuer shall execute and the Trustee shall authenticate and deliver the Notes that the Noteholder making the exchange is entitled to receive.

                  (iv) All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (v) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (vi) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  (vii) No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable securities laws of any state thereof of any other jurisdiction.

                  (viii) No Note may be offered, sold or delivered except (a) to Persons that are either Institutional Accredited Investors or Qualified Institutional Buyers and, in either case, are Qualified Purchasers, purchasing for their own account or for the accounts of one or more Institutional Accredited Investors or Qualified Institutional Buyers that, in either case, are Qualified Purchasers, (b) in accordance with the provisions of this Article II, and (c) in a transaction exempt from the registration requirements of the Securities Act, and any resale of a Note may only be made in a transaction exempt from the registration requirements of the Securities Act to Persons that are either Institutional Accredited Investors or Qualified Institutional Buyers and who are also Qualified Purchasers, in each case purchasing for their own account or for the accounts of one or more Institutional Accredited Investors or Qualified Institutional Buyers that are also Qualified Purchasers. The Notes may also be sold or resold, as the case may be, in offshore transactions to Persons that are neither U.S. Persons nor U.S. Residents and that are also Qualified Purchasers in reliance on Regulation S. Interest in any Regulation S Global Note may not be transferred to a U.S. Person or a U.S. Resident at any time.

                  (b) Transfers of Notes.
                      ------------------

                  (i) Subject to the provisions of this Section 2.04, so long as a Restricted Global Note remains Outstanding and is held by or on behalf of the Depository, exchanges or transfers of beneficial interests in such Restricted Global Note may be made only in accordance with the rules and regulations of the Depository and the transfer restrictions contained in the legend on such Restricted Global Note and exchanges or transfers of interests in a Restricted Global Note may be made only in accordance with the following additional requirements:

                  (A) Subject to clauses (B) through (D) of this Section 2.04(b)(i), transfers of a Restricted Global Note shall be limited to transfers of such Restricted Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

                  (B) The Trustee shall cause the exchange or transfer of any beneficial interest in a Restricted Global Note for a beneficial interest in a Regulation S Global Note upon delivery to the Trustee and the Issuer of a Regulation S Transfer Certificate executed by the transferor and the transferee and stating, among other things, that the transfer is being made to a Person that is neither a U.S. Person nor a U.S. Resident, and that is also a Qualified Purchaser, in an offshore transaction within the meaning of Regulation S.

                  (C) An owner of a beneficial interest in a Restricted Global Note may transfer such interest in the form of a beneficial interest in such Restricted Global Note to a transferee who is both a Qualified Institutional Buyer and a Qualified Purchaser upon written certification as to compliance with the transfer restrictions.

                  (D) Interests in the Restricted Global Note may also be exchanged for Certificated Notes in certain limited circumstances as described in Section 2.04(b)(iv).

                  (ii) Subject to the provisions of this Section 2.04, so long as a Regulation S Global Note remains Outstanding and is held by or on behalf of the Depository, exchanges or transfers of beneficial interests in such Regulation S Global Note may be made only in accordance with the rules and regulations of the Depository and the transfer restrictions contained in the legend on such Regulation S Global Note and exchanges or transfers of interests in a Regulation S Global Note may be made only in accordance with the following additional requirements:

                  (A) Subject to clauses (B) through (D) of this Section 2.04(b)(ii), transfers of a Regulation S Global Note shall be limited to transfers of such Regulation S Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

                  (B) The Trustee shall cause the exchange or transfer of any beneficial interest in a Regulation S Global Note for a beneficial interest in a Restricted Global Note upon delivery to the Trustee and the Issuer of a Rule 144A Transfer Certificate, executed by the transferor and the transferee and stating, among other things, that the transferee is both a Qualified Institutional Buyer and a Qualified Purchaser.

                  (C) An owner of a beneficial interest in a Regulation S Global Note may transfer such interest in the form of a beneficial interest in such Regulation S Global Note. Each transferee of a beneficial interest in a Regulation S Global Note will be deemed to have represented that it is not a U.S. Person, that it is a Qualified Purchaser, and has acquired such beneficial interest in an offshore transaction within the meaning of Regulation S without the provision of written certification; provided, that the transferred interest must be held through Euroclear or Clearstream until the end of the Distribution Compliance Period.

                  (D) Interests in the Restricted Global Note may be exchanged for Certificated Notes in certain limited circumstances as described in Section 2.04(b)(iv).

                  (iii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Note, or upon partial Redemption, each as provided herein, the Trustee shall instruct the Depository to adjust the principal amount of such Global Note on its records to evidence the date of such exchange, transfer or Redemption and the change in the principal amount of such Global Note. Notwithstanding anything to the contrary contained herein, transfers and exchanges of interests in a Global Note shall be recorded only in the book-entry system of the Depository, and any increase or decrease of the principal amount of such Global Note shall be recorded by an appropriate adjustment in the records of the Note Registrar and the Depository in accordance with the rules and regulations of the Depository.

                  (iv) Interests in a Global Note deposited with or on behalf of the Depository pursuant to Section 2.01 hereunder shall be transferred to the owners of such interests in the form of Certificated Notes only if such transfer otherwise complies with this Section 2.04 (including clauses (b)(i), (b)(ii) and (b)(iii)) and (1) the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for the Notes, (2) the Depository ceases to be a "clearing agency"
         registered under the Exchange Act and a successor Depository is not appointed by the Issuer within 90 days of such notice, (3) the transferee of an interest in a Global Note is required by law to take physical delivery of securities in definitive form or (4) the transferee is otherwise unable to pledge its interest in a Global Note.

                  (v) Subject to the provisions of this Section 2.04 and to any additional restrictions on transfer or exchange specified in the Certificated Notes, the Noteholder of any Certificated Note may transfer or exchange the same in whole or in part (in a principal amount equal to the minimum authorized denomination or any authorized greater amount) by surrendering such Certificated Note at the Corporate Trust Office or at the office of any Transfer Agent, together with (A) in the case of any transfer, an executed instrument of assignment, (B) in the case of any exchange, a written request for exchange, (C) a duly executed Rule 144A Transfer Certificate or Regulation S Transfer Certificate, as applicable, in the form of Exhibit D or Exhibit E, executed by the transferee and (D) a certification from the transferee to the effect that such transferee either (x) is not a Regulated Investor or (y) is a Regulated Investor and its acquisition and continued holding of the Certificated Note will be covered by a prohibited transaction Class exemption issued by the U.S. Department of Labor (or, if the transferee is a governmental plan or church plan, will not result in a violation of any Similar Law);

         provided, however, that any Certificated Note may also be transferred to a transferee who is an Institutional Accredited Investor in accordance with Regulation D under the Securities Act.

                  (vi) Following a proper request for transfer or exchange of Certificated Notes as set forth in clause (b)(v) above, the Trustee shall (provided, that it has available in its possession an inventory of Certificated Notes), within five (5) Business Days of such request if made at such Corporate Trust Office, or within ten (10) Business Days if made at the office of a Transfer Agent (other than the Trustee), authenticate and make available at such Corporate Trust Office or at the office of such Transfer Agent, as the case may be, to the transferee (in the case of transfer) or Noteholder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Noteholder in the case of exchange) to such address as the transferee or Noteholder, as applicable, may request, a Certificated Note or Notes, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Certificated Note shall not be valid unless made at the Corporate Trust Office or at the office of a Transfer Agent by the registered Noteholder in person, or by a duly authorized attorney-in-fact.

                  (vii) If interests in any Global Note are to be transferred to the Beneficial Owners thereof in the form of Certificated Notes pursuant to Section 2.04(b)(iv), such Global Note shall be surrendered by the Depository, or its custodian on its behalf, to the Corporate Trust Office or to the Transfer Agent located in the Borough of Manhattan, the City of New York, and the Trustee shall authenticate and deliver without charge, upon such transfer of interests in such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations. The Certificated Notes transferred pursuant to this Section 2.04 shall be executed, authenticated and delivered only in the denominations specified in Section 2.02(b), and registered in such names as the Depository shall direct in writing.

                  (viii)  For  so  long  as  one  or  more   Global   Notes  are
         Outstanding:

                  (A) the Trustee and its directors, officers, employees and agents may deal with the Depository for all purposes (including the making of distributions on, and the giving of notices with respect to, the Global Notes);

                  (B) unless otherwise provided herein, the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Owners and the Depository;

                  (C) for purposes of determining the identity of and principal amount of Notes beneficially owned by a Beneficial Owner, the records of the Depository shall be conclusive evidence of such identity and principal amount and the Trustee may conclusively rely on such records when acting hereunder;

                  (D) the Depository will make book-entry transfers among the Depository Participants of the Depository and will receive and transmit distributions of principal of and interest on the Global Notes to such Depository Participants; and

                  (E) the Depository Participants of the Depository shall have no rights under this Indenture under or with respect to any of the Global Notes held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, Officers and directors as the absolute owner of the Global Notes for all purposes whatsoever.

                  (ix) Each Note issued upon registration of transfer or exchange of Notes pursuant to this Section shall be the valid obligation of the Issuer, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Note or Notes surrendered upon registration of such transfer or exchange.

         (c) Deemed  Representations.  Each Holder of a Certificated  Note shall
             -----------------------
represent, and each owner of a beneficial interest in a Global Note will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S shall have the meanings assigned therein):

                  (i) Such Noteholder or owner of a beneficial interest in a Global Note is either:
                        ------

                  (A) an Institutional Accredited Investor or a "qualified institutional buyer" within the meaning of Rule 144A, is aware that the sale of the beneficial interest in Notes to it is being made in reliance on Regulation D under the Securities Act or Rule 144A and it is acquiring such beneficial interest for its own account; and

                           (1) it is a "qualified purchaser" within the meaning of Section 3(c)(7) of the Investment Company Act and is acquiring such Notes for its own account, and

                           (2) it is not a broker-dealer which owns and invests on a discretionary basis less than U.S.$25 million in securities of unaffiliated issuers;

                           (3) it is not a participant-directed employee plan, such as a 401(k) plan; and

                           (4) it will provide notice of the transfer restrictions described in this Section 2.04 to any subsequent transferees; or

                  (B) not a U.S. Person and is acquiring such Notes for its own account and is a "qualified purchaser" within the meaning of Section 3(c)(7) of the Investment Company Act.

                  (ii) Such Noteholder or owner of a beneficial interest in a Global Note understands that the Notes have not been registered under the Securities Act and that it may not offer, sell, pledge or otherwise transfer any Notes except (a) to a Person who the transferor reasonably believes is a "qualified institution buyer" in a transaction meeting the requirements of Rule 144A and who is also a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act; or (b) to a Person who is not a U.S. Person and who is also a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S; or (c) pursuant to another exemption from registration under the Securities Act (if available), and in each case in accordance with all applicable securities laws of the States of the United States. Such Holder or owner acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act for the resale of the Notes.

                  (iii) Such Noteholder or owner of a beneficial interest in a Global Note understands that the Notes will bear legends to the effect provided for in Exhibit C, unless the Issuer provides to the Trustee an Opinion of Counsel that states that such legends may be removed without violating any applicable law.

                  (iv) If any such Noteholder or owner of a beneficial interest in a Global Note who is required to be a Qualified Institutional Buyer and a Qualified Purchaser, is at any time not such a Qualified Institutional Buyer and a Qualified Purchaser, the Issuer may require such Noteholder or owner of a beneficial interest in a Global Note to sell its Notes in accordance with Section 2.10.

                  (v) Such Noteholder or owner of a beneficial interest in a Global Note either (a) is not a Regulated Investor or (b) is a Regulated Investor and its acquisition and continued holding of such Note or beneficial interest is covered by a prohibited transaction class exemption issued by the U.S. Department of Labor (or, in the case of a Regulated Investor that is a governmental plan or church plan, will not result in a violation of any Similar Law).

                  (vi) The Noteholder or owner of a beneficial interest in a Global Note understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency of any jurisdiction, nor has the SEC or any other governmental authority or agency passed upon the accuracy or adequacy of any offering materials with respect to the Notes. Any representation to the contrary is a criminal offence.

                  (vii) The Noteholder or owner of a beneficial interest in a Global Note agrees that no Note (or any interest therein) may be sold, pledged or otherwise transferred in a denomination of less than the required minimum denomination set forth in Section 2.02, nor may such Noteholder or owner of a beneficial interest in a Global Note hold less than the required minimum denomination after giving effect to such transfer.

                  (viii) The Noteholder or owner of a beneficial interest in a Global Note understands that there is no market for the Notes and that no assurance can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. Accordingly, the purchaser must be prepared to hold the Notes for an indefinite period of time or until their Stated Maturity.

                  (ix) The Noteholder or owner of a beneficial interest in a Global Note agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in Section 2.04, or made based upon any false or inaccurate representation made by the purchaser or a transferee to the Issuer, will be void and of no force or effect and (b) none of the Issuer, the Trustee or the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

                  (x) The Noteholder or owner of a beneficial interest in a Global Note acknowledges that the Issuer, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the purchaser will promptly notify the Issuer.

                  (d) No Person may hold a beneficial interest in any Note except in a denomination authorized for the Notes of such Class under Section 2.02(b). Any purported transfer that is not in compliance with this Section 2.04 will be void.

                  (e) Any Note issued upon the transfer, exchange or replacement of Notes shall bear such applicable legend set forth in the relevant Exhibit hereto unless there is delivered to the Trustee, the Note Registrar, and the Issuer an Opinion of Counsel to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A and to ensure that neither of the Issuer nor the pool of Collateral becomes an investment company required to be registered under the Investment Company Act. Upon provision of such Opinion of Counsel, the Trustee and the Issuer, shall authenticate and deliver Notes that do not bear such applicable legend.

                  (f) Transfer, registration and exchange shall be permitted as provided in this Section 2.04 without any charge to the Noteholder except for the expenses of delivery (if any) not made by regular mail. Registration of the transfer of a Note by the Trustee shall be deemed to be the acknowledgement of such transfer on behalf of the Issuer. Notwithstanding the foregoing, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 not involving any transfer.

                  (g) Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of any Paying Agent.

                  (h) The Issuer will not purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the Outstanding Notes except upon the Redemption of the Notes in accordance with the terms of this Indenture and the Notes. The Issuer will promptly cancel all Notes acquired by them pursuant to any payment, purchase, Redemption, prepayment or other acquisition of Notes pursuant to any provision of this Indenture and no Notes may be issued in substitution or exchange for any such Notes.

                  (i) Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Note Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of or exemptions from the Securities Act, applicable state or federal securities laws, the rules of any Depository, ERISA, the Code or the Investment Company Act; provided, that if a certificate is specifically required by the express terms of this Section
2.04 to be delivered to the Trustee or the Note Registrar by a purchaser or transferee of a Note, then the Trustee or the Note Registrar, as the case may be, shall be under a duty to receive and examine the same to determine whether such certificate conforms with the express terms of this Indenture and shall promptly notify the party delivering the same and the Issuer if such certificate does not conform with such terms.

                  (j) Promptly after completion of distribution of the Notes, the Issuer shall deliver to the Trustee a certificate identifying such date and specifying the date on which the Distribution Compliance Period will expire. Absent receipt of such certificate, the Trustee and the Note Registrar shall be entitled to assume that the Distribution Compliance Period has not expired. Notwithstanding the foregoing, the Distribution Compliance Period shall not terminate until the Trustee and the Note Registrar have received a written certificate from the Depository, together with copies of certificates from Euroclear and Clearstream, certifying that they have received certification of non-U.S. beneficial ownership of 100% of the aggregate principal amount of each Regulation S Global Note (except to the extent of any Beneficial Owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act).

                  (k) The Issuer will promptly make available to the Trustee without charge a reasonable supply of Certificated Notes in definitive, fully Registered Form, without interest coupons.

                  (l) Notwithstanding any other provision in this Indenture to the contrary, no Person who is not a U.S. Person may hold a beneficial interest in the Class B Notes.

                  SECTION 2.05  Mutilated,  Defaced,  Destroyed,  Lost or Stolen
                                ------------------------------------------------
Notes.  If (a) any mutilated or defaced Note is surrendered to a Transfer Agent,
-----
or if there shall be delivered to the Issuer, the Trustee and the Transfer Agent (each, a "Specified Person") evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Specified Persons such security or indemnity as may reasonably be required by them to save each of them harmless then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and shall direct the Trustee to authenticate, and upon Issuer Request the Trustee shall authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note of the same Class as such mutilated, defaced, destroyed, lost or stolen Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously Outstanding.

                  If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, the Specified Persons shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Specified Persons in connection therewith.

                  In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated Note shall be surrendered.

                  Upon the issuance of any new Note under this Section 2.05, the Issuer, the Trustee or any Transfer Agent may require the payment by the registered holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 2.05 in lieu of any mutilated, defaced, destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer and such new Note shall be entitled, subject to the second paragraph of this Section 2.05, to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

                  SECTION  2.06  Payment  of  Principal  and  Interest;   Rights
                                 -----------------------------------------------
Preserved.  (a) Each Class of Notes shall accrue interest during each Due Period
---------
applicable to such Class at the applicable Interest Rate. Interest on each Class of Notes shall be due and payable on each Quarterly Distribution Date; provided, that (i) payment of interest on the Class A2 Notes shall be subordinated to the payment on each Quarterly Distribution Date of the interest due and payable on the Class A1 Notes (together with Defaulted Interest thereon and interest on Defaulted Interest, if any), (ii) payment of interest on the Class B1 Notes shall be subordinated to the payment on each Quarterly Distribution Date of the interest due and payable on the Class A1 Notes and Class A2 Notes (together with Defaulted Interest thereon and interest on such Defaulted Interest, if any),
(iii) payment of interest on the Class B2 Notes shall be subordinated to the payment on each Quarterly Distribution Date of the interest due and payable on the Class A1 Notes and Class A2 Notes (together with Defaulted Interest thereon and interest on such Defaulted Interest, if any), and (iv) payments of interest on all Notes are subordinated to the payment on each Quarterly Distribution Date of other amounts in accordance with the Priority of Payments. Except as provided in Section 5.05, no payment shall be made by the Issuer hereunder other than on a Quarterly Distribution Date.

                  Interest will cease to accrue on each Note, or in the case of a partial repayment of principal, on such portion of the principal that has been repaid, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless Default is otherwise made with respect to such payments. To the extent lawful and enforceable, interest shall accrue on any Defaulted Interest on the Notes at the applicable Interest Rate until paid as provided herein.

                  (b) The principal of each Note shall be payable no later than the Stated Maturity thereof unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for Redemption or otherwise; provided, that, so long as any Class A Notes are Outstanding, except as provided in Article IX and the Priority of Payments, the payment of principal of the Class B Notes (x) may only occur after principal of the Class A Notes has been paid in full and (y) shall be subordinated to the payment on each Quarterly Distribution Date of the principal and interest due and payable on the Class A Notes and other amounts payable in accordance with the Priority of Payments.

                  (c) Principal will not be payable on any Class of Notes prior to their Maturity except upon the occurrence of a Redemption and in accordance with Article XI.

                  (d) As a condition to the payment of any principal of or interest on any Note without the imposition of withholding tax, any Paying Agent shall require certification acceptable to it to enable the Issuer, the Trustee and any Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold in respect of such Note or the Holder of such Note under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation.

                  (e) Payments in respect of principal of and interest on the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Noteholders in accordance with wire transfer instructions received by any Paying Agent on or before the Record Date or, if no wire transfer instructions are received by a Paying Agent, by a Dollar check drawn on a bank in the United States mailed to the address of such Noteholder as it appears on the Note Register at the close of business on the Record Date for such payment.

                  (f) The principal of and interest on any Note which is payable on a Redemption Date or in accordance with the Priority of Payments on a Quarterly Distribution Date and is punctually paid or duly provided for on such Redemption Date or Quarterly Distribution Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such payment. All such payments that are mailed or wired and returned to the relevant Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer to be maintained as provided in Section 7.02.

                  Payments to Holders of the Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Notes of such Class registered in the name of each such Holder on the Record Date for such payment bears to the Aggregate Outstanding Amount of all Notes of such Class on such Record Date.

                  (g) Payment of any Defaulted Interest may be made in any other lawful manner in accordance with the Priority of Payments if notice of such payment is given by the Trustee to the Issuer and the Noteholders, and such manner of payment shall be deemed practicable by the Trustee.

                  (h) All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Quarterly Distribution Date or Redemption Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

                  (i) Notwithstanding anything contained herein to the contrary, the obligations of the Issuer under the Notes and this Indenture are limited-recourse obligations of the Issuer, payable solely from the Collateral and following realization on the Collateral, any claims of the Noteholders shall be extinguished and shall not thereafter be revived. No recourse shall be had against any Officer, member, manager, employee, securityholder or administrator of the Issuer or their respective successors or assigns for the payment of any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this Section 2.06(i) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any Security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture until such Collateral has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished and shall not thereafter be revived. It is further understood that the foregoing provisions of this Section 2.06(i) shall not limit the right of any Person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

                  (j) Subject to the foregoing provisions of this Section 2.06 and the provisions of Sections 2.04 and 2.05, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

                  SECTION 2.07 Persons  Deemed Owners.  The Issuer,  the Trustee
                               ----------------------
and any agent of any of them  (collectively,  the "Relevant  Persons") may treat
                                                   -----------------
the Person in whose name any Note on the Note Register is registered as the owner of such Note on the applicable Record Date for the purpose of receiving payments of principal of and interest on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and no Relevant Person shall be affected by notice to the contrary.

                  SECTION 2.08 Cancellation.  All Notes surrendered for payment,
                               ------------
registration of transfer, exchange or redemption, or deemed lost or stolen, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, shall promptly be cancelled by it and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.08, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed or held by the Trustee in accordance with its standard retention policy unless the Issuer shall direct by an Issuer Order that they be returned to it. Any Notes purchased by the Issuer shall be immediately delivered to the Trustee for cancellation.

                  SECTION 2.09 Section 3(c)(7)  Procedures.  (a) The Issuer will
                               ---------------------------
direct DTC to take the following steps in connection with the Restricted Global Notes sold to Qualified Institutional Buyers or Qualified Purchasers:

                  (i) the Issuer will direct DTC to include the "3c7" marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Global Notes in order to indicate that sales are limited to Qualified Institutional Buyers or Qualified Purchasers;

                  (ii) The Issuer will from time to time (upon the request of the Trustee or the Note Registrar) request DTC to deliver to the Issuer a list of all DTC Participants holding an interest in the Global Notes.


                  (b) The Issuer shall from time to time request all third-party vendors to include on screens contained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions on the Restricted Global Notes. Without limiting the foregoing, the Issuer will request Bloomberg, L.P. to include, in the "Description" page on each Bloomberg screen containing information about the Restricted Global Notes, a comment in the "Comments" box that the Restricted Global Notes "are being offered in reliance on an exemption from registration under Regulation D or Rule 144A of the Securities Act to persons that are either (1)(a) Institutional Accredited Investors or (b) Qualified Institutional Buyers and, in either case, who are also (2) Qualified Purchasers."

                  (c) The Issuer shall cause each CUSIP number obtained for a Restricted Global Note to have an attached "fixed field" that contains "3(c)(7)", "Regulation D" and "144A" indicators.

                  (d) Prior to the issuance of any Regulation S Global Note, the Issuer shall establish procedures similar to the foregoing with Euroclear and Clearstream.

                  SECTION 2.10 Forced Sale.  Notwithstanding the restrictions on
                               -----------
transfer of Notes contained in this Indenture, if the Issuer determines that any Noteholder or any Beneficial Owner of a Global Note (or any interest therein) is not, in the case of a Restricted Global Note, a Qualified Institutional Buyer (or, if a purchaser representation letter was prepared, an Institutional Accredited Investor) or in any case a Qualified Purchaser, then the Issuer may require, by notice to such Holder (or any Beneficial Owner, as the case may be), that such Holder or Beneficial Owner sell all of its right, title and interest in such Global Note to a Person that is either (i) a Person taking delivery in the form of an interest in a Restricted Global Note or a Certificated Note, is both a Qualified Institutional Buyer (or, if a purchaser representation letter was prepared, an Institutional Accredited Investor) and a Qualified Purchaser in a transaction meeting the requirements of Rule 144A or (ii) a Person taking delivery in the form of an interest in a Regulation S Global Note, is a Qualified Purchaser and is neither a U.S. Person nor a U.S. Resident in an offshore transaction meeting the requirements of Regulation S, with such sale to be effected within 30 days after notice of such sale requirement is given. If such Noteholder or Beneficial Owner fails to effect the transfer required within such 30-day period, upon direction from the Issuer, the Trustee, on behalf of and at the expense of the Issuer, shall cause such Noteholder's or Beneficial Owner's interest in such Note to be transferred in a commercially reasonable sale (conducted by the Trustee in accordance with Section 9-610 of the Uniform Commercial Code as in effect in the State of New York as applied to securities that are sold on a recognized market or that may decline speedily in value) to a person that certifies to the Trustee the Issuer in connection with such transfer, that (x) if such Person is taking delivery of a Note in the form of an interest in a Restricted Global Note, that such Person is both a Qualified Institutional Buyer (or, if a purchaser representation letter was prepared, an Institutional Accredited Investor) and a Qualified Purchaser or (y) if such Person is taking delivery of a Note in the form of an interest in a Regulation S Global Note, that such Person is neither a U.S. Person nor a U.S. Resident and is a Qualified Purchaser, together with the other acknowledgements, representations and agreements deemed to be made by a transferee of an interest in a Regulation S Global Note set forth in Section
2.04. Pending such transfer, no further payments will be made in respect of such Note held by such Noteholder or Beneficial Owner. Each Holder of an interest in a Note, by its acceptance thereof, shall be deemed to acknowledge and agree to the Issuer entitlement to require any sale in connection with the circumstances described in this Section 2.10.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

                  SECTION 3.01 General Provisions. (a) The Notes may be executed
                               ------------------
by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated by the Trustee (or an Authenticating Agent on its behalf) upon Issuer Request and delivered by the Issuer, following receipt by the Trustee of the following:

                  (i) an Officer's certificate of the Issuer (A) evidencing the authorization by the Manager of the execution and delivery of, and the performance of the Issuer's obligations under, this Indenture, and the execution, authentication and delivery of the Notes and specifying the Stated Maturity, the principal amount and the Interest Rate with respect to each Class of Notes to be authenticated and delivered, and
         (B) certifying that (1) the attached copy of the Issuer's resolutions is a true and complete copy thereof, (2) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (3) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon;

                  (ii) either (A) a certificate of the Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Issuer that the Trustee is entitled to rely thereon to the effect that no other authorization, approval or consent of any governmental body is required for the valid issuance of the Notes or (B) an Opinion of Counsel of the Issuer to the effect that no such authorization, approval or consent of any governmental body is required for the valid issuance of the Notes except as may have been given;

                  (iii) opinions of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel to the Issuer, dated the Closing Date, substantially in the form of Exhibit G;

                  (iv) an opinion of  LeBoeuf,  Lamb,  Greene & MacRae,  L.L.P.,
         special   tax  counsel  to  the   Issuer,   dated  the  Closing   Date,
         substantially in the form of Exhibit H;

                  (v) an opinion of Potter Anderson & Corroon, LLP, special Delaware counsel to the Issuer, dated the Closing Date, substantially in the form of Exhibit I.

                  (vi) an Officer's certificate of the Issuer stating that (A) the Issuer is not in Default under this Indenture and that the issuance of the Notes and the Preferred Units will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; (B) no Event of Default shall have occurred and be continuing; (C) all of the representations and warranties contained herein are true and correct as of the Closing Date; (D) all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for (including in Section 3.02) have been complied with; and (E) all expenses due or accrued with respect to the issuance of the Notes or relating to actions taken on or in connection with the Closing Date have been paid;

                  (vii) Financing Statements duly authorized or executed by the Issuer, to be filed in the following filing offices: The Secretary of State of Delaware;

                  (viii) an Issuer Order from the Issuer directing the Trustee to authenticate the Class A1 Notes, Class A2 Notes and or the Class B1 Notes, as the case may be, in the amounts set forth therein, registered in the name(s) set forth therein, with the CUSIP numbers set forth therein, and to make delivery thereof to the Issuer, or as otherwise directed therein; and

                  (ix) copies of written consents of each of the General Partners to the transfer to the Issuer of the respective Collateral Interests and the pledge thereof to the Trustee pursuant to this Indenture.


                  (b) On or prior to any Additional Closing Date, the Class B2 Notes may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee (or an Authenticating Agent on its behalf) upon Issuer Request, upon receipt by the Trustee of the following:

                  (i) an Officer's certificate of the Issuer, dated as of the relevant Additional Closing Date, confirming that the certificates delivered on the Closing Date pursuant to Sections 3.01(a)(i) and (v) hereof remain true and correct as of such Additional Closing Date; and

                  (ii) an Issuer Order from the Issuer directing the Trustee to authenticate the Class B2 Notes in the amounts set forth therein, registered in the name(s) set forth therein, with the CUSIP numbers set forth therein, and to make delivery thereof to the Issuer, or as otherwise directed therein.

                  SECTION 3.02 Security for Notes.  Prior to the issuance of the
                               ------------------
Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:

                  (a) Grant of Security  Interest;  Delivery of Collateral.  The
                      ----------------------------------------------------
Issuer shall have Granted to the Trustee pursuant to the Granting Clauses of this Indenture, all of the Issuer's right, title and interest in and to the Collateral on the Closing Date.

                  (b) Certificate of the Issuer. The Issuer shall have delivered
                      -------------------------
to the Trustee a certificate of an Authorized Officer of the Issuer, dated as of the Closing Date, containing representations to the effect that, on the Closing Date and immediately prior to the delivery thereof on the Closing Date:

                  (i) this Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Collateral in favor of the Trustee, which security interest is prior to all other liens, claims or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Issuer;

                  (ii) the Collateral is comprised of "general intangibles" and "accounts" within the meaning of the applicable Uniform Commercial Code;

                  (iii) the Issuer is the owner of the Collateral free and clear of any liens, claims or encumbrances except for those granted pursuant to this Indenture;

                  (iv) other than the security interest granted pursuant to this
         Indenture, the Issuer has not pledged, assigned, sold granted a security interest in or otherwise conveyed any of the Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) ;

                  (v) the Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee hereunder;

                  (vi) the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated; the Issuer is not aware of any judgment, Pension Benefit Guaranty Corporation or tax lien filings against the Issuer;

                  (vii) the Issuer has full right to grant a security interest in and to assign and pledge all of its right, title and interest in the Collateral to the Trustee; and

                  (viii) the Issuer has received all consents and approvals required by the terms of the Limited Partnership Agreements and the Transaction Documents for the sale of the Collateral Interests to the Issuer and to the grant of the security interest in the Collateral pursuant to this Indenture.

                  The requirement that the Issuer deliver such certificate may not be waived by the Trustee or the Secured Parties. The representations contained in such certificate shall survive the Closing for so long as any Notes remain outstanding.

                  (c) Ratings  Letters.  The Issuer shall have  delivered to the
                      ----------------
Trustee an Officer's certificate of the Servicer to the effect that (A) attached thereto is a true and correct copy of a letter signed by Standard & Poor's confirming that the Class A1 Notes have been rated at least "AA-", the Class A2 Notes have been rated at least "A-", the Class B1 Notes have been rated at least "BBB-" and the Class B2 Notes have been rated at least "BB-" by Standard & Poor's and (B) such rating is in full force and effect on the Closing Date.

                  (d)  Accounts.  The  Trustee  has  delivered  evidence  of the
                       --------
establishment of the Cash Reserve Account, the Collection Account, the Note Reserve Account, and the Custodial Account.

                  (e) Grant of Collateral  Interests.  The Issuer has Granted to
                      ------------------------------
the Trustee on or prior to the Closing Date, Collateral Interests to be held by the Trustee.

                  SECTION 3.03 Custodianship;  Transfer of Collateral Interests.
                               ------------------------------------------------
(a) The Trustee shall hold all Certificated Securities and Instruments in physical form at the office of a custodian appointed by it in the Borough of Manhattan, City of New York (the "Custodian"). Initially, such Custodian shall be the Trustee. Any successor custodian shall be a state or national bank or trust company which is not an Affiliate of the Issuer and has a combined capital and surplus of at least U.S. $200,000,000.

                  (b) Each time that the Issuer shall direct or cause the acquisition of any Collateral Interest or Eligible Investment, the Issuer shall, if such Collateral Interest or Eligible Investment has not already been transferred to the Custodial Account, cause the transfer of such Collateral Interest or Eligible Investment to the Custodian to be held in the Custodial Account for the benefit of the Trustee in accordance with the terms of this Indenture. The security interest of the Trustee in the funds or other property utilized in connection with such acquisition shall, immediately and without further action on the part of the Trustee, be released. The security interest of the Trustee shall nevertheless come into existence and continue in the Collateral Interest or Eligible Investment so acquired, including all rights of the Issuer in and to any contracts related to and proceeds of such Collateral Interest or Eligible Investment. The Issuer shall cause all Collateral Interests and Eligible Investments acquired by or on behalf of the Issuer to be transferred to the Custodian for the benefit of the Trustee by one of the following means (and shall take any and all other actions necessary to create in favor of the Trustee a valid, perfected, first-priority security interest in each Collateral Interest and Eligible Investment Granted to the Trustee under laws and regulations (including Articles 8 and 9 of the UCC) in effect at the time of such Grant):

                  (i) in the case of an Instrument or a Certificated Security represented by a Security Certificate in Bearer Form or Registered Form by (A) delivering such Instrument or Security Certificate to the Custodian in the State of New York, in Bearer Form or registered form and, if in registered form, duly indorsed to the Trustee or indorsed in blank, in each case by an effective Indorsement, or registered in the name of the Trustee and (B) causing the Custodian to maintain (on behalf of the Trustee) continuous possession of such Instrument or Security Certificate in the State of New York;

                  (ii) in the case of an Uncertificated Security (other than an Uncertificated Security covered by clause (iii) below), by (A) causing the Trustee to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective;

                  (iii) in the case of an Uncertificated Security registered in the name of the Issuer, by (A) causing the issuer of such Uncertificated Security to agree that it will comply with Instructions originated by the Trustee without further consent by the Issuer and (B) causing such registration and agreement to remain in effect;

                  (iv) in the case of general intangibles (including payment intangibles and any participation interest in which neither the participation interest nor the underlying debt are represented by Instruments) by (A) notifying the obligor (and, in the case of participation interests, both the institution which has sold the participation interest and the obligor of the debt underlying the participation interest) thereunder of the transfer and (B) causing a financing statement on Form UCC-1 naming the Issuer as debtor and the Trustee as secured party to be filed with the Secretary of State of the State of Delaware; and

                  (v) in the case of participation interests in which the underlying debt is represented by an Instrument or Instruments by (A) causing the delivery of each such Instrument to the Trustee or (B) notifying the institution which sold the participation interest that it holds such Instruments for the account of the Trustee.


                  (c) It is the intent of the Trustee and the Issuer that each Account shall be a Securities Account of the Trustee and not an account of the Issuer. Each Custodian shall agree, and the Trustee as initial Custodian hereby agrees, with the Trustee that (i) the Accounts shall be Securities Accounts of the Trustee, (ii) all property credited to the Accounts shall be treated as a Financial Asset, (iii) the Custodian shall treat the Trustee as entitled to exercise the rights that comprise each Financial Asset credited to the Accounts,
(iv) the Custodian shall comply with entitlement orders originated by the Trustee without the further consent of any other Person or entity, (v) the Custodian shall not agree with any Person or entity other than the Trustee to comply with entitlement orders originated by such other Person or entity, and
(vi) the Accounts and all property credited to the Accounts shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of the Custodian or any Person claiming through the Custodian (other than the Trustee). Each term used in this Section 3.03(c) and defined in the UCC shall have the meaning set forth in the UCC.

                  (d) Such of the Collateral as constitutes a Security Entitlement shall be credited to the appropriate Account. The Trustee shall hold in the State of New York such of the Collateral as constitutes Money, Instruments, or Certificated Securities, separate and apart from all other property held by the Trustee. Notwithstanding any other provision of this Indenture, the Trustee shall not hold any part of the Collateral through an agent except as expressly permitted by this Section 3.03.

                  (e) The Issuer shall take all steps necessary or advisable under the laws of Delaware to protect the security interest of the Trustee.

                  SECTION 3.04 Limited  Recourse.  The obligations of the Issuer
                               -----------------
under this Indenture and the Notes are limited to the Collateral. To the extent the Collateral is not sufficient to meet the obligations of the Issuer in full, after application of the Collateral in accordance with the provisions of the Indenture, the Issuer shall have no further obligations hereunder or under the Notes and any outstanding obligations should be deemed extinguished.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01  Satisfaction  and Discharge of  Indenture.  This
                                -----------------------------------------
Indenture shall be discharged and shall cease to be of further effect with respect to the Collateral securing the Notes and the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon as provided herein (including as provided in the Priority of Payments and Article XIII), (iv) the rights
(including compensation and indemnity), obligations and immunities of the Trustee hereunder, and (v) the rights of the Secured Parties as beneficiaries hereof with respect to the property deposited with the Trustee and payable to all or any of them; and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either:

                  (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05 and (B) Notes for whose payment Money has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.03) have been delivered to the Trustee for cancellation; or

                  (ii) all Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for Redemption pursuant to Section 9.01 under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuer pursuant to Section 9.02 and the Issuer has irrevocably deposited or caused to be deposited with the Trustee, in trust for such purpose, Cash or noncallable direct obligations of the United States in an amount sufficient, as verified by a firm of nationally recognized Independent certified public accountants, to pay and discharge the entire indebtedness on all Notes not theretofore delivered to the Trustee for cancellation, including all principal and interest (including Defaulted Interest and interest on Defaulted Interest, if any) accrued to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or the Redemption Date, as the case may be; provided, that (x) such obligations are entitled to the full faith and credit of the United States and (y) this subclause (ii) shall not apply if an election to act in accordance with the provisions of Section 5.05(a) shall have been made and not rescinded;


                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder and no other amounts will become due and payable by the Issuer; and

                  (c) the Issuer has delivered to the Trustee Officer's certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Trustee, the Servicer and, if applicable, the Noteholders, as the case may be, under Sections 2.06, 4.02, 5.09, 5.18, 6.07, 6.08, 7.01 and 7.03 shall survive the satisfaction and discharge of the Indenture and resignation or removal of the Trustee.

                  SECTION 4.02  Application of Trust Money. All Monies deposited
                                --------------------------
with the Trustee pursuant to Section 4.01 for the payment of principal of and interest on the Notes and amounts received pursuant to the Liquidity Facility shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture.

                  SECTION  4.03  Repayment  of Monies Held by Paying  Agent.  In
                                 ------------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all Monies then held by any Paying Agent other than the Trustee under the provisions of this Indenture shall, upon demand of the Issuer, be paid to the Trustee to be held and applied pursuant to Section 7.03 and in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such Monies.

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

                  SECTION 5.01 Events of Default.  "Event of Default",  wherever
                               -----------------    ----------------
used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest on any Note, when the same becomes due and payable in accordance with Section 2.02(g), in each case which default shall continue for a period of three (3) Business Days (or, in the case of a payment default resulting solely from an administrative error or omission by the Trustee, a Paying Agent or the Note Registrar, five (5) Business Days);

                  (b) default in the payment of principal of any Note when the same becomes due and payable at its Stated Maturity or any Redemption Date, as applicable (or, in the case of a payment default resulting solely from an administrative error or omission by the Trustee, a Paying Agent or the Note Registrar, five (5) Business Days);

                  (c) failure on any Quarterly Distribution Date to disburse amounts available in the Collection Account in accordance with the Priority of Payments (other than a default in payment described in clause (a) or (b) above), which failure continues for a period of two (2) Business Days (or, in the case of a payment default resulting solely from an administrative error or omission by the Trustee, a Paying Agent or the Note Registrar, five (5) Business Days);

                  (d) (i) failure by the Issuer to have issued to CICA SPE and/or VSC SPE, (ii) failure by CICA SPE and/or VSC SPE to have purchased, in accordance with the terms of the applicable Transfer, Assignment and Assumption Agreement, by the due date specified in any Capital Call, for immediate resale to CICA or VSC, respectively, (iii) failure by CICA and/or VSC to have purchased from CICA SPE and/or VSC SPE, as appropriate, or the failure by Aon Corporation to have purchased from CICA SPE and/or VSC SPE, as the case may be, Class B2 Notes in an aggregate principal amount sufficient to enable CICA SPE or VSC SPE to satisfy on the Issuer's behalf any related Capital Calls pursuant to the relevant Transfer, Assignment and Assumption Agreement and Asset Sale Agreement or (iv) the failure to pay to the General Partners the proceeds of the issuance of the Class B2 Notes in accordance with the terms of the relevant Transfer, Assignment and Assumption Agreement or the Asset Sale Agreement;

                  (e) the Issuer or the pool of Collateral becomes an investment company required to be registered under the Investment Company Act;

                  (f) default in the performance, or breach, of any other covenant or other agreement (other than a covenant or other agreement a default in the performance or breach of which is specifically dealt with elsewhere in this Section 5.01 or in Article VII of the Issuer in this Indenture, or the failure of any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith to be correct in any material respect when the same shall have been made, and the continuation of such default, breach or failure for a period of 30 days (or, if such default, breach or failure has an adverse effect on the validity, perfection or priority of the security interest granted under this Indenture, fifteen (15) days) after the Issuer has actual knowledge thereof or after notice thereof shall have been given to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Aggregate Outstanding Amount of the Notes of the Controlling Class, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (g) an involuntary Proceeding shall be commenced or an involuntary petition shall be filed seeking (i) winding up, liquidation, reorganization or other relief in respect of the Issuer or its debts, or of a substantial part of its assets, under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Issuer or for a substantial part of its assets, and, in any such case, such Proceeding or petition shall continue undismissed for 60 days; or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Issuer shall (i) voluntarily commence any Proceeding or file any petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any Proceeding or petition described in Section 5.01(g), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Issuer or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such Proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (i) the rendering of one or more final judgments against the Issuer which exceed, in the aggregate, U.S.$5,000,000 (or such lesser amount as any Rating Agency may specify) and which remain unstayed, undischarged and unsatisfied for 90 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof and unless (except as otherwise specified in writing by each Rating Agency) the Rating Confirmation Test shall have been satisfied with respect thereto; or

                  (j) the occurrence of (i) an "Event of Default" under the Liquidity Facility Agreement or (ii) a Liquidity Facility Provider Event.

                  If the Issuer shall obtain knowledge, or shall have reason to believe, that an Event of Default shall have occurred and be continuing, the Issuer shall promptly notify the Trustee, the Noteholders, the Liquidity Facility Provider, the Preferred Unitholders and each Rating Agency in writing.

                  SECTION  5.02   Acceleration   of  Maturity;   Rescission  and
                                  ----------------------------------------------
Annulment. (a) If an Event of Default occurs and is continuing,  not having been
---------
remedied within the applicable time period to address such Event of Default, if any, set forth in Section 5.1(f) hereof, the Trustee shall promptly notify the Noteholders that all unpaid principal of all of the Notes, together with all accrued and unpaid interest thereon, and other amounts payable hereunder shall become, and shall be deemed to have become, immediately due and payable without any declaration or notice or any other action, unless such automatic acceleration is rescinded by a Majority of the Controlling Class within sixty
(60) days of the occurrence of such Event of Default (except in the case of an Event of Default specified in Section 5.01(g) or (h), in which case no rescission may be made). A Majority of the Controlling Class may, by written notice to the Trustee, rescind an Event of Default and may rescind acceleration and its consequences. Unless the automatic acceleration has been rescinded by a Majority of the Controlling Class within sixty (60) days of the occurrence of such Event of Default, all unpaid principal of all of the Notes, together with all accrued and unpaid interest thereon, and other amounts payable hereunder shall automatically become, and shall be deemed to have become, immediately due and payable. Any decision by a Majority of the Controlling Class to rescind an automatic acceleration shall not prevent a Majority of the Controlling Class from causing, at a later date, an acceleration of all unpaid principal of all of the Notes, together with all accrued and unpaid interest thereon, and other amounts payable hereunder if the relevant Event of Default is continuing; provided, however, that no decision to cause an
                          --------   -------
acceleration following a rescission of an automatic acceleration may be made without the consent of the Liquidity Facility Provider. No such rescission of an Event of Default shall affect the rights of the Noteholders with respect to any subsequent Event of Default which may occur under the Indenture.

(b) At any time after such a declaration of acceleration of Maturity has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter provided in this Article V, a Majority of the Controlling Class and the Liquidity Facility Provider, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue installments of principal of and interest on the Notes,

                  (B) to the extent that payment of such interest is lawful, interest upon Defaulted Interest at the applicable Interest Rate,

                  (C) any accrued and unpaid amounts payable by the Issuer to the Liquidity Facility Provider pursuant to the Liquidity Facility, and

                  (D) all unpaid taxes and Administrative Expenses and other sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (ii) the Trustee has determined that all Events of Default, other than the nonpayment of the principal of or interest on the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class by written notice to the Trustee have agreed with such determination or waived as provided in Section 5.14.

                  At any such time as the Trustee shall rescind and annul such declaration and its consequences, the Trustee shall preserve the Collateral in accordance with the provisions of Section 5.05; provided, that, if such
                                                       --------
preservation of the Collateral is rescinded pursuant to Section 5.05, the Notes may be accelerated pursuant to Section 5.02(a), notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this
Section 5.02(b).

                  No such rescission and annulment shall affect any subsequent Default or impair any right consequent thereon.


                  SECTION  5.03  Collection  of   Indebtedness   and  Suits  for
                                 -----------------------------------------------
Enforcement  by Trustee.  The Issuer  covenants that if a Default shall occur in
-----------------------
respect of the payment of any principal of or interest on any Class A1 Note or Class A2 Note or the payment of principal of or interest on any Class B1 Note or Class B2 Note (but with respect to interest, only after the Class

A Notes and all interest accrued thereon have been paid in full), the Issuer will, upon demand of the Trustee or any affected Noteholder, pay to the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal, interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and such Noteholder and their respective agents and counsel.

                  If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may, and shall, upon the direction by a Majority of the Controlling Class, prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the Monies adjudged or decreed to be payable in the manner provided by law out of the Collateral.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate Proceedings as the Trustee shall deem necessary (if no direction by a Majority of the Controlling Class is received by the Trustee) or as the Trustee may be directed by a Majority of the Controlling Class, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                  In case there shall be pending Proceedings relative to the Issuer or any other obligor upon the Notes under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer, or their respective property or such other obligor or its property, or in case of any other comparable Proceedings relative to the Issuer, or other obligor upon the Notes, or the creditors or property of the Issuer, or such other obligor, the Trustee, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal, interest owing and unpaid in respect of the Notes upon direction by a Majority of each Class, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee) and of the Noteholders allowed in any Proceedings relative to the Issuer, or other obligor upon the Notes or to the creditors or property of the Issuer, or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes, upon the direction of such Holders, in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or Person performing similar functions in comparable Proceedings; and

                  (c) to collect and receive any Monies or other property payable to or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on behalf of the Noteholders and the Trustee; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing  herein  contained  shall be deemed to  authorize  the
Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Trustee, each predecessor trustee and their respective agents and attorneys and counsel, shall be for the ratable benefit of the Secured Parties and payable to the Secured Parties in accordance with the Priority of Payments.

                  In any Proceedings brought by the Trustee on behalf of the Holders, the Trustee shall be held to represent all the Holders of the Notes.

                  Notwithstanding anything in this Section 5.03 to the contrary, the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.03 except in accordance with
Section 5.05(a).

                  Nothing in this Section 5.03 shall require the Trustee to institute a Proceeding unless such is directed by a Majority of the Controlling Class and the Trustee is given adequate and reasonable indemnity.

                  SECTION 5.04  Remedies.  (a) If an Event of Default shall have
                                --------
occurred and be continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer agrees that the Trustee may after notice to the Secured Parties, and shall, upon direction by a Majority of the Controlling

Class or the Liquidity Facility Provider, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

                  (i) institute Proceedings for the collection of all amounts then payable on the Notes or otherwise payable under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral any Monies adjudged due;

                  (ii) sell all or a portion of the Collateral or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17, it being understood, however, that the rights of the Trustee to sell Collateral Interests shall be subject to any restrictions on transfer set forth in the relevant Limited Partnership Agreements;

                  (iii) institute Proceedings from time to time for the complete
         or  partial   foreclosure   of  this  Indenture  with  respect  to  the
         Collateral;

                  (iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder including, without limitation, to enforce any rights under the Asset Sale Agreements; and

                  (v) exercise any other rights and remedies that may be available at law or in equity;

provided, that the Trustee may not sell or liquidate the Collateral or institute
--------
Proceedings in furtherance thereof pursuant to this Section 5.04 except in accordance with Section 5.05(a).

                  The Trustee shall be provided with an opinion of an Independent investment banking firm of national reputation as to the feasibility of any action proposed to be taken in accordance with this Section 5.04 and as to the sufficiency of the proceeds and other amounts receivable with respect to the Collateral to make the required payments of principal of and interest on the Notes, which opinion shall be conclusive evidence as to such feasibility or sufficiency.


                  (b) If an Event of Default as described in Section 5.01(e) shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than 25% of the Aggregate Outstanding Amount of the Controlling Class or the Liquidity Facility Provider shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.

                  (c) Upon any sale, whether made under the power of sale hereby given or by virtue of judicial Proceedings, any Noteholder or Noteholders may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability.

                  Upon any sale, whether made under the power of sale hereby given or by virtue of judicial Proceedings, the receipt of the Trustee, or of the Officer making a sale under judicial Proceedings, shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase Money, and such purchaser or purchasers shall not be obliged to see to the application thereof.

                  Any such sale, whether under any power of sale hereby given or by virtue of judicial Proceedings, shall bind the Issuer, the Trustee and the Noteholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold, and shall be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

                  (d) Notwithstanding any other provision of this Indenture, the Trustee may not, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under Federal or state bankruptcy or similar laws. Nothing in this Section 5.04 shall preclude, or be deemed to stop, the Trustee (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or Proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the Trustee, or (ii) from commencing against the Issuer or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar Proceeding.

                  SECTION 5.05  Preservation  of Collateral.  (a) If an Event of
                                ---------------------------
Default shall have occurred and be continuing when any of the Notes is Outstanding, the Trustee shall retain the Collateral securing the Notes intact, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all Accounts in respect of the Collateral and the Notes in accordance with the Priority of Payments and the provisions of Articles X and XII unless either:

                  (i) the Trustee (or an Independent investment banking firm of national standing selected by the Trustee) determines that the anticipated proceeds of a Sale or liquidation of the Collateral (after deducting the reasonable expenses of such Sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Notes for principal, interest (including Defaulted Interest and interest on Defaulted Interest, if any), and due and unpaid Mandatory Expenses as limited by subclause (A) of Section 11.01(a)(i), and a Majority of the Controlling Class agrees with such determination; or

                  (ii) the Holders of a Special Majority of the Aggregate Outstanding Amount of each Class of Notes or the Liquidity Facility Provider, voting as separate Classes, direct the Sale and liquidation of the Collateral.

                  The Trustee shall give written notice of the retention of the Collateral to the Issuer. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.05(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) exist.


                  (b) Nothing contained in Section 5.05(a) shall be construed to require the Trustee to preserve the Collateral securing the Notes if prohibited by applicable law.

                  (c) In determining  whether the condition specified in Section
5.05(a)(i)  exists,  the Trustee  shall  obtain bid prices with  respect to each
Security  contained  in the  Collateral  from  two  (2)  Independent  nationally recognized dealers, as specified by the Servicer in writing, which are Independent from each other and the Servicer, at the time making a market in such securities and shall compute the anticipated proceeds of sale or liquidation on the basis of the lower of such bid prices for each such Security. In addition, for the purposes of determining issues relating to the execution of a sale or liquidation of the Collateral Interests and the execution of a Sale or other liquidation thereof in connection with a determination whether the condition specified in Section 5.05(a)(i) exists, the Trustee shall be provided with an opinion of an Independent investment banking firm of national reputation.

                  The Trustee shall deliver to the Noteholders, the Liquidity Facility Provider and the Issuer a report stating the results of any determination required pursuant to Section 5.05(a)(i) no later than ten (10) days after making such determination but in any case after such Sale. The Trustee shall make the determinations required by Section 5.05(a)(i) within 30 days after an Event of Default and at the request of a Majority of the Controlling Class or the Liquidity Facility Provider at any time during which the Trustee retains the Collateral pursuant to Section 5.05(a)(i). In the case of each calculation made by the Trustee pursuant to Section 5.05(a)(i), the Trustee shall obtain a letter of an Independent certified public accountant confirming the accuracy of the computations of the Trustee and certifying their conformity to the requirements of this Indenture. In determining whether the Holders of the requisite Aggregate Outstanding Amount of any Class of Notes have given any direction or notice or have agreed pursuant to Section 5.05(a), any Holder of a Class of Notes who is also a Holder of another Class of Notes or any Affiliate of any such Holder shall be counted as a Holder of each such Note for all purposes.

                  (d) If an Event of Default shall have occurred and be continuing at a time when no Notes are Outstanding, the Trustee shall retain the Collateral securing the Notes intact, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all Accounts in respect of the Collateral and the Notes in accordance with the Priority of Payments and the provisions of Article X unless a Majority of Preferred Units direct the Sale and liquidation of the Collateral.

                  SECTION 5.06 Trustee May Enforce Claims Without  Possession of
                               -------------------------------------------------
Notes.  All rights of action and claims under this Indenture or the Notes may be
-----
prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be applied as set forth in Section 5.07.

                  SECTION  5.07  Application  of  Money  Collected.   Any  Money
                                 ---------------------------------
collected by the Trustee with respect to the Notes pursuant to this Article V and any Money that may then be held or thereafter received by the Trustee with respect to the Notes hereunder shall be applied, subject to Section 12.01 and in accordance with the provisions of Section 11.01, at the date or dates fixed by the Trustee.

                  SECTION 5.08  Limitation on Suits. No Holder of any Note shall
                                -------------------
have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given to the Trustee written notice of an Event of Default;

                  (b) except as otherwise provided in Section 5.09, the Holders of at least 25% of then Aggregate Outstanding Amount of the Notes of the Controlling Class shall have made written request to the Trustee to institute
Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (c) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of the Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with
Section 12.01 and the Priority of Payments.

                  In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class or the Liquidity Facility Provider, each representing less than a Majority of the Controlling Class and the Liquidity Facility Provider, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.09  Unconditional  Rights of  Noteholders to Receive
                                ------------------------------------------------
Principal  and  Interest.   (a)  Notwithstanding  any  other  provision  in this
------------------------
Indenture (other than Section 2.06(i)), the Holder of any Class A Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Class A Note as such principal and interest become due and payable in accordance with Section 12.01 and the Priority of Payments and, subject to the provisions of Section 5.08, to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  (b) Notwithstanding any other provision in this Indenture (other than Section 2.06(i)), the Holder of any Class B Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Class B Note as such principal and interest become due and payable in accordance with Section 12.01 and the Priority of Payments. Holders of Class B Notes shall have no right to institute Proceedings for the enforcement of any such payment until such time as no Class A Note remains Outstanding, which right shall be subject to the provisions of Section 5.08, and shall not be impaired without the consent of any such Holder.

                  (c) For so long as any of the Notes are Outstanding, the Holders of the Preferred Units shall not be entitled to any payment on a claim against the Issuer unless there are sufficient funds to pay amounts in accordance with the Priority of Payments for payment of distributions to the Holders of the Preferred Units pursuant to the Issuer's Operating Agreement.

                  SECTION  5.10  Restoration  of  Rights  and  Remedies.  If the
                                 --------------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any, reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Secured Parties shall continue as though no such Proceeding had been instituted.

                  SECTION  5.11  Rights  and  Remedies  Cumulative.  No right or
                                 ---------------------------------
remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing by law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION  5.12  Delay  or  Omission  Not  Waiver.  No  delay or
                                 --------------------------------
omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 5.13 Control by  Controlling  Class and the  Liquidity
                               -------------------------------------------------
Facility  Provider.  Notwithstanding  any other provision of this Indenture (but
------------------
subject to the proviso in the  definition of  "Outstanding"  in Section 1.01), a
                                               -----------
Majority of the Controlling Class and the Liquidity Facility Provider shall have the right to cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee for exercising any trust, right, remedy or power conferred on the Trustee; provided, that:

                  (a) such direction shall not conflict with any rule of law or with this Indenture;

                  (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, that, subject to
Section 6.01, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received satisfactory indemnity against such liability as set forth below);

                  (c) the Trustee shall have been provided with indemnity satisfactory to it; and

                  (d) any direction to the Trustee to undertake a Sale of the Collateral shall be made only pursuant to, and in accordance with, Sections 5.04 and 5.05.

                  SECTION  5.14  Waiver  of Past  Defaults.  Prior to the time a
                                 -------------------------
judgment or decree for payment of the Money due has been obtained by the Trustee, as provided in this Article V, a Majority of the Controlling Class and the Liquidity Facility Provider may, on behalf of the Holders of all the Notes waive any past Default and its consequences, except a Default:

                  (a) in the payment of the principal of (if any) any Note or in the payment of interest (including Defaulted Interest and interest on Defaulted Interest, if any) on the Class A1 Notes or, after the Class A1 Notes have been paid in full, on the Class A2 Notes or, after the Class A2 Notes have been paid in full, on the Class B1 Notes or, after the Class B1 Notes have been paid in full, on the Class B2 Notes (including Defaulted Interest and interest on Defaulted Interest, if any); or

                  (b) in respect of a covenant  or  provision  hereof that under
Section 8.02 cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note affected thereby; or

                  (c) arising under Section 5.01(g) or (h).

                  In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto and the Trustee shall promptly give written notice of any such waiver to each Holder of Notes. The Rating Agencies shall be notified by the Issuer of any such waiver.

                  SECTION  5.15  Undertaking  for  Costs.  All  parties  to this
                                 -----------------------
Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in Aggregate Outstanding

Amount of the Controlling Class, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity expressed in such Note (or, in the case of Redemption, on or after the applicable Redemption Date).

                  SECTION  5.16  Waiver of Stay or  Extension  Laws.  The Issuer
                                 ----------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including by the voluntary commencement of a Proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.17 Sale of  Collateral.  (a) The power to effect any
                               -------------------
sale (a "Sale") of any portion of the  Collateral  pursuant to Sections 5.04 and
         ----
5.05 shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts secured by the Collateral shall have been paid. The Trustee may upon notice to the Noteholders, the Preferred Unitholders and shall, upon direction of a Majority of the Controlling Class and the Liquidity Facility Provider from time to time postpone any Sale by announcement made at the time and place of such Sale; provided, that, if the Sale is rescheduled for a date more than five (5) Business Days after the date of the determination by the Trustee (or an Independent investment banking firm of national standing selected by the Trustee) pursuant to Section 5.05, such Sale shall not occur unless and until the Trustee has again made the determination required by Section 5.05. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided, that
                                                                 --------
the Trustee shall be authorized to deduct the reasonable costs, charges and expenses incurred by it in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.07.

                  (b) The Trustee may bid for and acquire any portion of the Collateral in connection with a public Sale thereof, by crediting all or part of the net proceeds of such Sale after deducting the reasonable costs, charges and expenses incurred by the Trustee in connection with such Sale notwithstanding the provisions of Section 6.07. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law in accordance with this Indenture.

                  (c) If any portion of the Collateral consists of securities not registered under the Securities Act ("Unregistered Securities"), the Trustee
                                          -----------------------
may seek an Opinion of Counsel, or, if no such Opinion of Counsel can be obtained and with the consent of a Majority of the Controlling Class, then the Trustee, at the written direction of a Majority of the Controlling Class, and at their expense, may seek a no-action position from the United States Securities and

Exchange   Commission  or  any  other  relevant   Federal  or  state  regulatory
authorities, regarding the legality of a public or private sale of such Unregistered Securities.

                  (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, to inquire into the satisfaction of any conditions precedent or see to the application of any Monies.

                  SECTION 5.18 Action on the Notes.  The Trustee's right to seek
                               -------------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Secured Parties shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01 Certain Duties and  Responsibilities.  (a) Except
                               ------------------------------------
during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically and expressly set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, that, in the case of any such certificates or
                         --------
         opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein) and shall promptly, but in any event within three (3) Business Days in the case of an Officer's certificate furnished by the Issuer, notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee within 15 days after such notice from the Trustee, the Trustee shall so notify the Noteholders.


                  (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this subclause (c) shall not be construed to limit the effect of subclause (a) of this Section 6.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer or the Servicer in accordance with this Indenture and/or a Majority (or such other percentage as may be required by the terms hereof) of the Controlling Class (or other Class if required or permitted by the terms hereof) relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (if the amount of such funds or risk or liability does not exceed the amount payable to the Trustee pursuant to
         Section   11.01(a)(i)(A)  net  of  the  amounts  specified  in  Section
         6.08(a)(i), the Trustee shall be deemed to be reasonably assured of such repayment) unless such risk or liability relates to performance of its ordinary services, including under Article V, under this Indenture.


                  (d) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in
Section 5.01(e), 5.01(g), or 5.01(h) or any Default described in Section 5.01(f) or 5.01(i) unless a Trust Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or such a Default, as the case may be, is received by a Trust Officer at the Corporate Trust Office. For purposes of determining the Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or such a Default, as the case may be, such reference shall be construed to refer only to such an Event of Default or such a Default, as the case may be, of which the Trustee is deemed to have notice as described in this Section 6.01(d).

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VI.

                  (f) The Trustee shall,  upon  reasonable (but no less than two
(2)  Business   Days')  prior  written   notice  to  the  Trustee,   permit  any
representative of a Holder of a Note, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom (the reasonable out-of-pocket expenses incurred in making any such copies or extracts to be reimbursed to the Trustee by such Holder) and to discuss the Trustee's actions, as such actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

                  SECTION  6.02  Notice of  Default.  Promptly  (and in no event
                                 ------------------
later than two (2) Business Days) after the occurrence of any Default known to the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.02, the Trustee shall mail to each Rating Agency (for so long as any Class of Notes is Outstanding) and to all Holders of Notes, as their names and addresses appear on the Note Register, and the Preferred Unitholders notice of all Defaults hereunder known to the Trustee, unless such Default shall have been cured or waived.

                  SECTION  6.03 Certain  Rights of Trustee.  Except as otherwise
                                --------------------------
provided in Sections 6.01, 8.01 and 8.02:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

                  (c) whenever in the administration of this Indenture the Trustee shall (i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's certificate or (ii) be required to determine the value of any Collateral or funds hereunder or the cashflows projected to be received therefrom, the Trustee may, in the absence of bad faith on its part, conclusively rely on reports of nationally recognized accountants, investment bankers or other Persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued and securities quotation services;

                  (d) as a condition to the taking or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents, but the Trustee, in its discretion, may and, upon the written direction of a Majority of any Class or of any Rating Agency shall make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed, and, the Trustee shall be entitled, on reasonable prior notice to and at the expense of the Issuer, to examine the books and records of the Issuer relating to the Notes and the Collateral, personally or by agent or attorney at a time acceptable to the Issuer in its reasonable judgment during normal business hours; provided, that it is at the
                                                    --------
sole cost of the Issuer, the Trustee shall incur no liability or additional liability of any kind by reason of such inquiry or investigation, and the Trustee shall, and shall cause its agents, to hold in confidence all such information, except (i) to the extent disclosure may be required by law by any regulatory authority and (ii) to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

                  (g) in no event shall the Trustee be liable for consequential, punitive or special damages;

                  (h) in no event shall the Trustee be liable for any losses beyond its reasonable control, including without limitation, strikes, work stoppages, acts of war or terrorism, insurrections, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services;

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by the Trustee in each of its capacities hereunder;

                  (j) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than any Affiliate of the Trustee) appointed, or attorney appointed, with due care by it hereunder;

                  (k) in the event Aon Capital Managers, LLC is no longer the Servicer or is unable to perform its functions under the Servicing Agreement, the Trustee, the holders of a Majority of the Notes, the Liquidity Facility Provider and the Issuer shall have the right to appoint a Servicer at a Servicing Fee higher than the Servicing Fee rate set forth in the Servicing Agreement;

                  (l) the Trustee shall not be responsible for, or liable for, the negligence or misconduct of the Servicer. The Trustee shall not have a duty to monitor or supervise the Servicer and the Trustee shall be fully protected in relying on any instructions given hereunder by the Servicer; and

                  (m) the Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably and, after the occurrence and during the continuance of an Event of

Default (subject to Section 6.01(b)), prudently believes to be authorized or within its rights or powers hereunder.

                  SECTION 6.04  Authenticating  Agents.  Upon the request of the
                                ----------------------
Issuer, the Trustee shall, and if the Trustee so chooses the Trustee may, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.04, 2.05 and 8.05, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 6.04 shall be deemed to be the authentication of Notes "by the Trustee".

                  Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.08. The provisions of Sections 6.05 and 6.06 shall be applicable to any Authenticating Agent.

                  SECTION 6.05 Trustee Not  Responsible for Recitals or Issuance
                               -------------------------------------------------
of Notes.  The  recitals  contained  herein  and in the  Notes,  other  than the
--------
Certificate of Authentication thereon, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture (except as may be made with respect to the validity of the Trustee's obligations hereunder), of the Collateral or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any Money paid to the Issuer pursuant to the provisions hereof.

                  SECTION 6.06 Trustee May Hold Notes.  The Trustee,  any Paying
                               ----------------------
Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, may otherwise deal with the Issuer or any of its Affiliates, with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

                  SECTION  6.07 Money Held in Trust.  Money held by the  Trustee
                                -------------------
hereunder shall be held in trust to the extent required herein. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed upon with the Issuer and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                  SECTION 6.08  Compensation and  Reimbursement.  (a) The Issuer
                                -------------------------------
agrees:

                  (i) to pay the Trustee on each Quarterly Distribution Date reasonable compensation for all services, including custodial services, rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as set forth in a letter agreement, dated as of the Closing Date, between the Issuer and the Trustee;

                  (ii)  except  as  otherwise   expressly  provided  herein,  to
         reimburse the Trustee (subject to any written agreement between the Issuer and the Trustee) in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including without limitation (A) securities transaction charges, (B) all reasonable compensation, expenses and disbursements (including those of its agents and legal counsel), and (C) reasonable compensation, expenses and disbursements of any accounting firm or investment banking firm employed by the Trustee pursuant to Section 5.04, 5.05, 5.17,
         10.04 or 10.06, except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence, willful misconduct or bad faith) but only to the extent any such securities transaction charges have not been waived during a Due Period due to the Trustee's receipt of a payment from a financial institution with respect to certain Eligible Investments, as specified by the Servicer;

                  (iii) to fully indemnify the Trustee and its Officers, directors, employees, nominees and agents for, and to hold them harmless against, any and all loss, claim, damage, liability or expense incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of this Indenture and any of the other various capacities for which the Trustee may act hereunder or any act under any other agreement in any other capacity that is related hereto, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder;

                  (iv) to pay the Trustee reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.14;

                  (v) in the event the Trustee incurs expenses or renders services after the occurrence of an Event of Default described in
         Section  5.01(g) or (h),  the  expenses
         and the compensation for the services shall constitute expenses of administration under the Bankruptcy Code.


                  (b) The Issuer may remit payment for such fees and expenses to the Trustee or, in the absence thereof, the Trustee may from time to time deduct payment of its fees and expenses hereunder from Monies on deposit in the Collection Account for the Notes pursuant to Section 11.01.

                  (c) The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the non-payment to the Trustee of any amounts provided by this Section 6.08 until at least one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Notes issued under this Indenture.

                  (d) The amounts payable to the Trustee pursuant to Sections 6.08(a)(i) and (ii) (other than amounts received by the Trustee from financial institutions under clause (a)(ii) above) shall not, except as provided by
Section 11.01(a)(i)(A), exceed on any Quarterly Distribution Date the Dollar limitation described in Section 11.01(a)(i)(A) for such Quarterly Distribution Date and the Trustee shall have a lien ranking senior to that of the Noteholders upon all property and funds held or collected as part of the Collateral to secure payment of amounts payable to the Trustee under this Section 6.08 not to exceed such amount with respect to any Quarterly Distribution Date (it being understood that if there is an Event of Default, then the Trustee's lien granted herein shall be senior as to any existing lien of, or any lien created thereafter for the benefit of, the Liquidity Facility Provider under Section 12.01); provided, that (A) the Trustee shall not institute any Proceeding for enforcement of such lien except in connection with an action pursuant to Section
5.03 or 5.04 for the enforcement of the lien of this Indenture for the benefit of the Noteholders and (B) the Trustee may only enforce such a lien in conjunction with the enforcement of the rights of Noteholders in the manner set forth in Section 5.04.

                  The Trustee shall, subject to the Priority of Payments, receive amounts pursuant to this Section 6.08 and Sections 11.01(a)(i) and (ii) only to the extent that the payment thereof will not result in an Event of Default and the failure to pay such amounts to the Trustee will not, by itself, constitute an Event of Default. Subject to Section 6.10, the Trustee shall continue to serve as Trustee under this Indenture notwithstanding the fact that the Trustee shall not have received amounts due it hereunder and hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment to the Trustee of any amounts provided by this Section 6.08 until at least one year and one day, or if longer, the applicable preference period then in effect, after the payment in full of all Notes issued under this Indenture. No direction by a Majority of the Controlling Class shall affect the right of the Trustee to collect amounts owed to it under this Indenture.

                  SECTION 6.09 Corporate  Trustee Required;  Eligibility.  There
                               -----------------------------------------
shall at all times be a Trustee hereunder which shall be a corporation or trust company organized and doing business under the laws of the United States or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$200,000,000, subject to supervision or examination by Federal or state authority, having a rating of at least "BBB+" by Standard & Poor's and having an office within the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

                  SECTION  6.10   Resignation   and  Removal;   Appointment   of
                                  ----------------------------------------------
Successor.  (a) No resignation or removal of the Trustee and no appointment of a
---------
successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  (b) The Trustee may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Noteholders, the Preferred Unitholders and each Rating Agency. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees, together with a copy to each Noteholder; provided, that such successor Trustee shall be appointed only upon the written consent of a Majority of each Class or, at any time when an Event of Default shall have occurred and be continuing, by a Majority of the Controlling Class. If no successor trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee, any Holder of a Note, on behalf of itself and all others similarly situated, may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of a Majority of any Class or at any time when an Event of Default shall have occurred and be continuing or when a successor Trustee has been appointed pursuant to Section 6.11, by Act of a Majority of the Controlling Class, delivered to the Trustee and to the Issuer.

                  (d) If at any time:


                  (i) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or Control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (subject to Section 6.10(a)), (A) the Issuer, by Issuer Order, may remove the Trustee, or (B) subject to Section 5.15, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason, the Issuer, by Issuer Order, shall promptly appoint a successor Trustee. If the Issuer shall fail to appoint a successor Trustee within 60 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by Act of a Majority of the Controlling Class delivered to the Issuer and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede any successor Trustee proposed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or such Holders and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to each Rating Agency and to the Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Issuer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer.

                  SECTION 6.11  Acceptance of  Appointment  by Successor.  Every
                                ----------------------------------------
successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any other act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer or a Majority of any Class or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.08(d). Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless (a) at the time of such acceptance such successor shall (i) have long term debt rated at least "BBB+" by Standard & Poor's and (ii) be qualified and eligible under this Article VI and (b) the Rating Confirmation shall have been satisfied with respect to such appointment. No appointment of a successor Trustee shall become effective if a Majority of the Controlling Class objects to such appointment; and no appointment of a successor shall become effective until the date ten days after notice of such appointment has been given to each Noteholder.

                  SECTION 6.12 Merger,  Conversion,  Consolidation or Succession
                               -------------------------------------------------
to  Business  of  Trustee.  Any Person  into which the  Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the

Trustee hereunder;  provided,  that such Person shall be otherwise qualified and
                    --------
eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                  SECTION  6.13  Co-Trustees.  At any  time  or  times,  for the
                                 -----------
purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint one or more Persons to act as co-trustee, jointly with the Trustee of all or any part of the Collateral, with the power to file such proofs of claim and take such other actions pursuant to Section 5.06 and to make such claims and enforce such rights of action on behalf of the Holders of the Notes subject to the other provisions of this Section 6.13.

                  The Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer do not join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment.

                  Should any written instrument from the Issuer be required by any co-trustee so appointed for more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. The Issuer agrees to pay (subject to the Priority of Payments) for any reasonable fees and expenses in connection with such appointment.

                  Every co-trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) the Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

                  (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly, as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;

                  (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee appointed under this
Section 6.13, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.13;

                  (d) no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other co-trustee hereunder;

                  (e) the Trustee shall not be liable by reason of any act or omission of a co-trustee; and

                  (f) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.

                  SECTION  6.14  Certain  Duties  Related to Delayed  Payment of
                                 -----------------------------------------------
Proceeds.  In the event that the Trustee  shall not have received a payment with
--------
respect to any Collateral Interest on its Due Date (a) the Trustee shall promptly notify the Issuer in writing and (b) unless within three (3) Business Days (or the end of the applicable grace period for such payment, if longer) after such notice (i) such payment shall have been received by the Trustee, or
(ii) the Issuer, in its absolute discretion (but only to the extent permitted by Section 10.02(c)), shall have made provision for such payment satisfactory to the Trustee in accordance with Section 10.02(c), the Trustee shall request the issuer of such Collateral Interest, the trustee under the related Limited Partnership Agreement or paying agent designated by either of them, as the case may be, to make such payment as soon as practicable after such request but in no event later than three (3) Business Days after the date of such request. In the event that such payment is not made within such time period, the Trustee, subject to the provisions of Section 6.01(c)(iv), shall take such action as the Issuer shall direct in writing. Any such action shall be without prejudice to any right to claim a Default under this Indenture. In the event that the Issuer requests a release of a Collateral Interest and/or delivers a new Collateral Interest in connection with any such action, such release and/or delivery shall be subject to Section 10.05, as the case may be. Notwithstanding any other provision hereof, the Trustee shall deliver to the Issuer or its designee any payment with respect to any Collateral Interest received after the Due Date thereof to the extent the Issuer previously made provisions for such payment satisfactory to the Trustee in accordance with Section 10.02(c) and this Section
6.14 and such payment shall not be deemed part of the Collateral.

                  SECTION 6.15 Representations and Warranties of the Trustee.
                               ---------------------------------------------

                  (a) Organization.  The Trustee is a duly organized and validly
                      ------------
existing banking corporation under the laws of the State of New York and has the power to conduct its business and affairs as a trustee.

                  (b) Authorization;  Binding  Obligations.  The Trustee has the
                      ------------------------------------
corporate power and authority to perform the duties and obligations of Trustee, Note Registrar and Transfer Agent under this Indenture. The Trustee has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture, and all of the documents required to be executed by the Trustee pursuant hereto. This Indenture has been duly executed and delivered by the Trustee. Upon execution and delivery by the Issuer, this Indenture will constitute the legal, valid and binding obligation of the Trustee enforceable in accordance with its terms.

                  (c) Eligibility. The Trustee is eligible under Section 6.09 to
                      -----------
serve as Trustee hereunder and satisfies the trustee eligibility requirements set forth in Rule 3a-7(a)(4)(i) under the Investment Company Act.

                  (d)  No  Conflict.   Neither  the   execution,   delivery  and
                       ------------
performance of this Indenture, nor the consummation of the transactions contemplated by this Indenture, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon the Trustee or any of its properties or assets, or (ii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any agreement to which the Trustee is a party or by which it or any of its property is bound.

                  (e) No Proceedings.  There are no Proceedings  pending,  or to
                      --------------
the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, that could have a material adverse effect on the Collateral or any action taken or to be taken by the Trustee under this Indenture.

                  SECTION  6.16  Exchange  Offers.  The Issuer may  instruct the
                                 ----------------
Trustee pursuant to an Issuer Order to, and the Trustee shall, take any of the following actions with respect to a Collateral Interest as to which an exchange offer has been made: (i) exchange such instrument for other securities or a mixture of securities and other consideration pursuant to such exchange offer; and (ii) give consent, grant waiver, vote or exercise any or all other rights or remedies with respect to any such Collateral Interest.

                                   ARTICLE VII

                                    COVENANTS

                  SECTION  7.01 Payment of Principal  and  Interest.  The Issuer
                                -----------------------------------
will duly and punctually pay all principal and interest (including Defaulted Interest and interest thereon, if any) in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Noteholder of principal and/or interest shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  The Trustee hereby provides notice to each Noteholder that the failure of such Noteholder to provide the Trustee with appropriate tax certifications may result in amounts being withheld from payments to such Noteholder under this Indenture (provided, that amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer as provided above with respect to the Class B Notes).

                  SECTION  7.02  Maintenance  of Office or  Agency.  The  Issuer
                                 ---------------------------------
hereby appoints the Trustee as Paying Agent for the payment of principal of and interest on the Notes and the payment of any distributions due with respect to the Preferred Units. The Issuer hereby appoints the Trustee as the Issuer's agent where notices and demands to or upon the Issuer in respect of the Notes or this Indenture may be served and where such Notes may be surrendered for registration of transfer or exchange.

                  The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, that (A) the Issuer will maintain in the
                              --------
Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served and (B) no Paying Agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer shall give prompt written notice to the Trustee, each Rating Agency and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

                  If at any time the Issuer shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at and notices and demands may be served on the Issuer, and Notes may be presented and surrendered for payment to the Paying Agent at its office (and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands).

                  SECTION 7.03 Money for Note Payments to be Held in Trust.  All
                               -------------------------------------------
payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Trustee or a Paying Agent with respect to payments on the Notes.

                  When the Issuer shall have a Paying Agent that is not also the Note Registrar, they shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders and of the certificate numbers of individual Notes held by each such Holder.

                  Whenever the Issuer shall have a Paying Agent other than the Trustee, it shall, on or before the Business Day next preceding each Quarterly Distribution Date, as the case may be, direct the Trustee to deposit on such Quarterly Distribution Date, with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account, as the case may be), such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Issuer shall promptly notify the Trustee of its action or failure so to act. Any Monies deposited with a Paying Agent (other than the Trustee) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Trustee for application in accordance with Article X.

                  The  initial  Paying  Agent  shall be as set forth in  Section
7.02. Any additional or successor Paying Agents shall be appointed by Issuer Order with written notice thereof to the Trustee; provided, that so long as any
                                                   --------
Class of Notes is rated by the Rating Agencies and with respect to any additional or successor Paying Agent for the Notes, either (i) such Paying Agent for the Notes has a rating of a rating of not less than "AA-" and not less than "A-1+" by Standard

& Poor's or (ii) the Rating Confirmation Test is satisfied with respect to such appointment. In the event that such successor Paying Agent ceases to have a rating of a rating of at least "AA-" and of "A-1+" by Standard & Poor's and the ratings on the Notes have not been confirmed, the Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer shall not appoint any Paying Agent (other than an initial Paying Agent) that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by Federal and/or state and/or national banking authorities. The Issuer shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.03, that such Paying Agent will:

                  (a) allocate all sums received for payment to the Holders of Notes for which it acts as Paying Agent on each Quarterly Distribution Date among such Holders in the proportion specified in the instructions set forth in the applicable Quarterly Report or as otherwise provided herein, in each case to the extent permitted by applicable law;

                  (b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (c) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                  (d) if such Paying Agent is not the Trustee, immediately give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and

                  (e) if such Paying Agent is not the Trustee at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

                  Except as otherwise required by applicable law, any Money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two (2) years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Trustee or such Paying Agent with respect to such trust Money (but only to the extent of the amounts so paid to the Issuer) shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such release of payment, including mailing notice of such release to Holders whose Notes have been called but have not been surrendered for Redemption or whose right to or interest in Monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder.

                  SECTION  7.04  Existence  of  the  Issuer.  The  Issuer  shall
                                 --------------------------
maintain in full force and effect its existence and rights as a limited liability company organized under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any other Collateral.

                  The Issuer shall ensure that all limited liability company or other formalities regarding its existence (including the holding of regular meetings of its members, or other similar, meetings) are followed. The Issuer shall not take any action, or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or in its assets and liabilities being substantively consolidated with those of any other Person in a bankruptcy, reorganization or other insolvency Proceeding. Without limiting the foregoing,
(a) the Issuer shall not have any subsidiaries and (b) the Issuer shall not (i) have any employees, (ii) engage in any transaction with any member that would constitute a conflict of interest, (iii) commingle its Cash with that of any other Person, (iv) conduct its business in any name other than its own, or (v) pay distributions other than in accordance with the terms of this Indenture and the Operating Agreement; provided, that the foregoing shall not prohibit the Issuer from entering into the transactions contemplated by the Servicing Agreement with the Servicer.

                  SECTION 7.05  Protection of  Collateral.  (a) The Issuer shall
                                -------------------------
from time to time execute and deliver all such supplements and amendments hereto and all such instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Secured Parties hereunder and to:

                  (i)  Grant  more   effectively  all  or  any  portion  of  the
         Collateral;

                  (ii) maintain, preserve and perfect the lien (and the first priority nature thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including any and all actions necessary or desirable as a result of changes in law or regulations);

                  (iv)  enforce  any  of  the  Collateral   Interests  or  other
         instruments or property included in the Collateral;

                  (v) preserve and defend title to the Collateral and the rights therein of the Trustee, the Holders of the Notes against the claims of all Persons and parties; or

                  (vi) pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Collateral.

                  Notwithstanding the foregoing, the Issuer shall designate the Servicer in the Servicing Agreement as its agent and attorney-in-fact to execute and deliver all such Financing Statements and continuation statements or other instruments as may be necessary or advisable to secure the rights and remedies of the Secured Parties hereunder with respect to the Collateral. The Issuer agrees that a carbon, photographic, photostatic or other reproduction of this Indenture or of a Financing Statement is sufficient as a Financing Statement.


                  (b) The  Trustee  shall  not (i)  except  in  accordance  with
Section 10.05(a), (b) or (c), as applicable, remove any portion of the Collateral that consists of Cash or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.01(a)(iii), or (B) from the possession of the Person who held it on such date or (ii) cause or permit ownership or the pledge of any portion of the Collateral that consists of book-entry securities to be recorded on the books of a Person
(A) located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such date or (B) other than the Person on whose books such ownership or pledge was recorded at such date, unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                  (c) The Issuer shall pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Collateral Interests that secure the Notes.

                  (d) The Issuer shall enforce all of its material rights and remedies under each of the Operating Agreement and the Servicing Agreement. The Issuer will not enter into any agreement amending, modifying or terminating, the Operating Agreement or the Servicing Agreement without (i) ten (10) days' prior notice to each Rating Agency, (ii) ten (10) days' prior notice thereof to the Trustee, which notice shall specify the action proposed to be taken by the Issuer (and the Trustee shall promptly deliver a copy of such notice to each Noteholder), and (iii) satisfaction of the Rating Confirmation Test with respect thereto.

                  (e) Without at least 30 days' prior written notice to the Trustee, the Issuer shall not change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                  (f) The Issuer agrees to deliver to the Trustee and the Rating Agency a certificate of an Authorized Officer to the effect set forth in Section 3.02(b)(i) promptly after the distribution to the Issuer of any non-Cash property by a Limited Partnership in respect of a Collateral Interest if such property does not constitute "general intangibles" or "accounts" under the applicable Uniform Commercial Code.

                  SECTION 7.06  Performance of  Obligations.  (a) The Issuer may
                                ---------------------------
not enter into any amendment or waiver of or supplement to any Limited Partnership Agreement included in the Collateral without the prior consent of a Majority of the Controlling Class; provided, that,
                                   --------
notwithstanding anything in this Section 7.06(a) to the contrary, the Issuer may enter into any amendment or waiver of or supplement to any such Limited Partnership Agreement:

                  (i) if such amendment, supplement or waiver is required by the provisions of any Limited Partnership Agreement or by applicable law (other than pursuant to an Limited Partnership Agreement),

                  (ii) if such amendment, supplement or waiver is necessary to cure any ambiguity, inconsistency or formal defect or omission in such Limited Partnership Agreement,

                  (iii) to the extent expressly permitted or authorized by any amendment of or supplement to this Indenture entered into in accordance with Section 8.01 or 8.02 (but subject to the conditions therein specified),

                  (iv) to make any other change deemed necessary by the Issuer (but only if, as of the date of any such proposed amendment, the Overcollateralization Test is satisfied); or

                  (v) to make any other change deemed necessary by the Issuer (but only if such change does not materially adversely affect the interests of the Noteholders in the Collateral as determined by the Issuer in good faith).


                  (b) The Issuer may, with the prior written consent of a Majority of each Class, contract with other Persons, including the Trustee, for the performance of actions and obligations to be performed by the Issuer hereunder by such Persons and the performance of the actions and other obligations with respect to the Collateral of the nature set forth in the Servicing Agreement by the Servicer. Notwithstanding any such arrangement, the Issuer shall remain liable for all such actions and obligations.

                  In the event of such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer; and the Issuer will punctually perform, and use their best efforts to cause such other Person to perform, all of their obligations and agreements contained in the Servicing Agreement or such other agreement.

                  SECTION 7.07 Negative Covenants. (a) The Issuer will not:
                               ------------------

                  (i) sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Collateral, except as expressly permitted by this Indenture;

                  (ii) claim any credit on, make any deduction from, or dispute the enforceability of, the payment of the principal, interest or distributions (or any other amount) payable in respect of the Notes and Preferred Units (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or assert any claim against any present or future Noteholder or Preferred Unitholder, by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

                  (iii) (A) incur or assume or guarantee any indebtedness, other than the Notes and pursuant to this Indenture; (B) issue any additional class of securities; or (C) issue any additional membership interests, other than the Preferred Units and the Common Units;

                  (iv) (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof, or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral;

                  (v) use any of the proceeds of the Notes issued hereunder (A) to extend "purpose credit" within the meaning given to such term in Regulation U or (B) to purchase or otherwise acquire any Margin Stock;

                  (vi) permit the aggregate book value of all Margin Stock held by the Issuer on any date to exceed the net worth of the Issuer on such date (excluding any unrealized gains and losses) on such date; or

                  (vii) dissolve or liquidate in whole or in part, except as permitted hereunder.


                  (b) Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Collateral, or enter into or engage in any business with respect to any part of the Collateral except as expressly permitted by this Indenture.

                  SECTION 7.08 Statement as to Compliance. On or before December
                               --------------------------
31 in each calendar year commencing in 2002, or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee, each Noteholder making a written request therefor, the Paying Agent and each Rating Agency an Officer's certificate stating, as to each signer thereof, that:

                  (a) a review of the activities of the Issuer and of the Issuer's performance under this Indenture during the twelve-month period ending on December 1 of such year (or from the Closing Date until December 1, 2002, in the case of the first such Officer's certificate) has been made under such Officer's supervision; and

                  (b) to the best of such Officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout the period, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such Officer and the nature and status thereof, including actions undertaken to remedy the same.

                  SECTION 7.09 Issuer May Consolidate Only on Certain Terms. (a)
                               --------------------------------------------
The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any Person, unless permitted by Delaware law and unless:

                  (i) the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred or conveyed shall be a limited liability company organized under the laws of Delaware or such other jurisdiction outside the United States as may be approved by a Majority of each Class; provided, that no such approval shall be required in connection
                --------
         with any such transaction undertaken solely to effect a change in the jurisdiction of organization pursuant to Section 7.04, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) each Rating Agency shall have received written notification of such consolidation, merger, transfer or conveyance and the Rating Confirmation Test shall have been satisfied with respect thereto.

                  (iii) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred or conveyed shall have agreed with the Trustee (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey the Collateral or all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.09;

                  (iv) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred or conveyed shall have delivered to the Trustee and each Rating Agency an Officer's certificate and an Opinion of Counsel each stating that such Person shall be duly organized, validly existing and (if applicable) in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in subclause (a)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Collateral and (B) the Trustee continues to have a valid perfected first priority security interest in the Collateral securing all of the Notes; and such other matters as the Trustee or any Noteholder may reasonably require.

                  (v) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                  (vi) the Issuer shall have delivered to the Trustee and each Noteholder and Preferred Unitholder an Officer's certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this
         Article VII, that all conditions precedent in this Article VII provided for relating to such transaction have been complied with and that no adverse tax consequences will result therefrom to any Noteholder or Preferred Unitholder;

                  (vii) the  Issuer  shall  have  delivered  to the  Trustee  an
         Opinion of Counsel stating that after giving effect to such transaction, the Issuer will not be required to register as an investment company under the Investment Company Act; and

                  (viii) the Liquidity Facility Provider shall have consented to such action.


                  SECTION 7.10 No Other Business. The Issuer shall not engage in
                               -----------------
any business or activity other than issuing and selling the Notes pursuant to this Indenture, issuing and selling the Preferred Units and the Common Units and acquiring, owning, holding and pledging Collateral Interests and other Collateral described in clauses (a) through (i) of the first sentence of the Granting Clauses in connection therewith. The Issuer will not amend its organizational documents if such amendment would result in the rating of any Class of Notes being reduced or withdrawn.

                  SECTION 7.11 Reaffirmation of ating;  Annual Rating Review (a)
                               ---------------------------------------------
So long as any of the Notes remain Outstanding, on or before December 31 in each year commencing in 2002, the Issuer shall obtain and pay for surveillance of the rating of the Class A1 Notes, the Class A2 Notes, the Class B1 Notes, the Class B2 Notes and the Preferred Units from Standard & Poor's.

                  (b) The Issuer shall promptly notify the Trustee in writing (which shall promptly notify the Noteholders) if at any time the rating of any Class of Notes has been, or is known will be, changed or withdrawn.

                  SECTION  7.12  Reporting.  At any time when the  Issuer is not
                                 ---------
subject to Sections 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or Beneficial Owner, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information to such Holder or Beneficial Owner, to a prospective purchaser of such Note designated by such Holder or Beneficial Owner or to the Trustee for delivery to such Holder or Beneficial Owner or a prospective purchaser designated by such Holder or Beneficial Owner, as the case may be, in order to permit compliance by such Holder or Beneficial Owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or Beneficial Owner.

                  SECTION 7.13  Calculation  Agent.  (a) The Issuer hereby agree
                                ------------------
that for so long as any of the Notes remain Outstanding the Issuer will at all times maintain an agent appointed to calculate LIBOR in respect of each Interest Period in accordance with the terms of Appendix B (the "Calculation Agent"),
                                         ----------        ------------------
which shall be a financial institution, subject to supervision or examination by Federal or state authority, having a rating of at least "BBB+" by Standard & Poor's and having an office within the United States. The Issuer has initially appointed the Trustee as Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, the Issuer will promptly appoint a replacement Calculation Agent. The Calculation Agent may not resign its duties without a successor having been duly appointed.

                  (b) The Calculation Agent shall, as soon as possible after 11:00 a.m. (London time) on each LIBOR Determination Date, but in no event later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date, calculate the Interest Rate for each Class of Notes for the related Interest Period and the amount of interest for the related Interest Period payable in respect of each U.S.$1,000 in principal amount of each Class of Notes (in each case rounded to the nearest cent, with half a cent being rounded upward) on the related Quarterly Distribution Date and will communicate such rates and amounts and the related Quarterly Distribution Date to the Issuer, the Trustee, each Paying Agent, the Depository and the Custodian. The Calculation Agent will also specify, to the Issuer the quotations upon which the Interest Rate for each Class of Notes is based, and in any event the Calculation Agent shall notify the Issuer before 5:00 p.m. (London time) on each LIBOR Determination Date that either: (i) it has determined or is in the process of determining the Interest Rate for each Class of Notes or (ii) it has not determined and is not in the process of determining such Interest Rates, together with its reasons therefor.

                  The determination of the Interest Rate for each Class of Notes shall (in the absence of manifest error) be final and binding upon the parties hereto and the Noteholders.

                  SECTION 7.14 Amendment of Certain Documents. Prior to entering
                               ------------------------------
into any amendment or other modification of, or consenting to or directing any assignment or termination of the Servicing Agreement, the Rating Confirmation Test with respect thereto must be satisfied.

                  SECTION 7.15 Capital Calls.  The Issuer hereby  represents and
                               -------------
warrants that it has no payment obligations in respect of the Collateral Interests other than in respect of Capital Calls as provided in the applicable Limited Partnership Agreements for the purposes stated therein.

                  SECTION  7.16  Diversity  Reports and Other  Information.  The
                                 -----------------------------------------
Issuer shall provide to the Rating Agency and to the Liquidity Facility Provider, at least quarterly, a report on the portfolio of investments underlying the Collateral Interests, showing the three largest industry sector concentrations, the three largest Limited Partnership concentrations and the three largest concentrations of General Partners (and their affiliates) in respect of the Limited Partnerships. Minimum diversity requires that each category of concentration not exceed specific levels of aggregate Net Asset Value as reflected in the most recent report from the General Partners. The Rating Agency requires that the Servicer provide notification in the form of the Diversification Report set forth in Exhibit J attached hereto within 10 Business Days after receiving indication that any concentration measure exceeds the minimum diversification requirements. In addition, upon reasonable request by the Rating Agency or the Liquidity Facility Provider, no more frequently than monthly, the Issuer shall provide current information, including statistical information, similar in scope and types to that provided to the Rating Agency and to the Liquidity Facility Provider prior to the Closing Date in respect of the Collateral Interests. Standard & Poor's may request from time to time, for so long as it is rating any Class of the Notes, that the Issuer shall obtain a valuation of the Collateral prepared by an Approved Evaluator, the expense of which shall be treated as an Administrative Expense hereunder.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

                  SECTION  8.01  Supplemental   Indentures  Without  Consent  of
                                 -----------------------------------------------
Noteholders or Preferred Unitholders.  Without the consent of the Holders of any
------------------------------------
Notes or the Preferred Unitholders, the Issuer, when authorized by Board Resolutions, and the Trustee, at any time and from time to time subject to the requirement provided below in this Section 8.01 with respect to the ratings of the Notes and subject to Section 8.03, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to add to the covenants of the Issuer or the Trustee for the benefit of the Holders of all of the Notes or to surrender any right or power herein conferred upon the Issuer;

                  (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (c) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee, Calculation Agent, Custodian, Note Registrar, Paying Agent and/or any other Person, and the compensation thereof, and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.10, 6.12 and 6.13;

                  (d) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture (including any and all actions necessary or desirable as a result of changes in law or regulations) or to subject to the lien of this Indenture any additional property;

                  (e) to modify the restrictions on and procedures for resale and other transfer of the Notes in accordance with any change in any applicable law or regulation (or the interpretation thereof) or to enable the Issuer to rely upon any less restrictive exemption from registration under the Securities Act or the Investment Company Act or to remove restrictions on resale and transfer to the extent not required thereunder;

                  (f) to correct any inconsistency, defect or ambiguity in this Indenture; or

                  (g) to accommodate the issuance of any Class of Notes in book-entry form through the facilities of DTC or otherwise.

                  The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or indemnities under this Indenture or otherwise, except to the extent required by law.

                  The Trustee shall not enter into any such supplemental indenture if, as a result of such supplemental indenture, the interests of any Holder of Notes or any Preferred Unitholder would be materially and adversely affected thereby. Unless notified by a Majority of any Class of Notes that such Class will be materially and adversely affected, the Trustee shall be entitled to rely upon an Opinion of Counsel as to whether the interests of any Holder of Notes would be materially and adversely affected by any such supplemental indenture (after giving notice of such change to the Holders). At the cost of the Issuer, the Trustee shall provide to the Noteholders, and the Preferred Unitholders a copy of any proposed supplemental indenture at least ten (10) days prior to the execution thereof by the Trustee and a copy of the executed supplemental indenture after its execution. At the cost of the Issuer, the Trustee shall provide to each Rating Agency a copy of any proposed supplemental indenture at least ten (10) days prior to the execution thereof by the Trustee, and, for so long as any Notes are Outstanding, request a Rating Confirmation from each Rating Agency and, as soon as practicable after the execution by the Trustee and the Issuer of any such supplemental Indenture, provide to each Rating Agency a copy of the executed supplemental Indenture. The Trustee shall not enter into any such supplemental Indenture if, as a result of such supplemental Indenture, the then-current rating, if any, of any Outstanding Class of Notes would be reduced or withdrawn by any Rating Agency, as evidenced by a written instrument or instruments signed by each Rating Agency; provided, that the Trustee may, with the consent of the Holders of 100% of the Aggregate Outstanding Amount of Notes of each Class, enter into any such supplemental Indenture notwithstanding any such reduction or withdrawal of the ratings of any Outstanding Class of Notes.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental Indenture pursuant to this Section 8.01, the Trustee, at the expense of the Issuer, shall mail to the Holders of the Notes, the Preferred Unitholders and each Rating Agency a copy thereof. Any failure of the Trustee to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental Indenture.

                  SECTION   8.02   Supplemental   Indentures   with  Consent  of
                                   ---------------------------------------------
Noteholders  and Preferred  Unitholders.  With the consent of the Holders of not
---------------------------------------
less than a Majority of the Aggregate Outstanding Amount of each Class adversely affected thereby (by Act of said Holders delivered to the Trustee and the Issuer) and the consent of the Liquidity Facility Provider if materially and adversely affected thereby (delivered by Liquidity Facility Provider to the Trustee and the Issuer), the Trustee and Issuer may, subject to Section 8.03, enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of the Notes of such Class, as the case may be, under this Indenture; provided that the Issuer shall not enter into any supplemental Indenture that materially and adversely affects the Preferred Unitholders without the consent of a Special Majority of Preferred Unitholders; provided, that notwithstanding anything in this Indenture to the contrary, no such supplemental Indenture shall, without the consent of each Holder of each Outstanding Note of each Class adversely affected thereby:

                  (a) change the Stated Maturity of the principal of or the due date of any installment of interest on any Note, reduce the principal amount thereof or the Interest Rate thereon, or the Redemption Price with respect thereto, or change the earliest date on which the Issuer may redeem any Note, change the provisions of this Indenture relating to the application of proceeds of any Collateral to the payment of principal of or interest on Notes or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of Redemption, on or after the applicable Redemption Date);

                  (b) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required for the authorization of any such supplemental Indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;

                  (c) impair or adversely affect the Collateral except as otherwise expressly permitted in this Indenture;

                  (d) except as expressly permitted in this Indenture, permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or terminate such lien on any property at any time subject hereto (other than in connection with the Sale thereof in accordance with this Indenture) or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                  (e) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required to request the Trustee to preserve the Collateral or rescind the Trustee's election to preserve the Collateral pursuant to Section 5.05 or to sell or liquidate the Collateral pursuant to Section 5.04 or 5.05;

                  (f) modify any of the provisions of this Section 8.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (g) modify the definition of the term  "Outstanding",  Section
11.01 or Section 12.01;

                  (h) increase the permitted minimum denominations of any Class of Notes; or

                  (i) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment interest on or principal of any Note on any Quarterly Distribution Date or the rights of the Holders of Notes to the benefit of any provisions for the Redemption of such Notes contained herein.

                  Not later than fifteen (15) Business Days prior to the execution of any proposed supplemental indenture pursuant to this Section 8.02, the Trustee, at the expense of the Issuer shall mail to the Noteholders, the Preferred Unitholders and each Rating Agency a copy of such supplemental indenture (or a description of the substance thereof) and shall request each Rating Agency, to determine and certify in writing to the Trustee and the Issuer whether, as a result of such supplemental indenture, such Rating Agency would cause its then current rating, if any, of any Class of Notes to be reduced or withdrawn. If any Class of Notes is then rated by any Rating Agency, the Trustee shall not enter into any such supplemental indenture if, as a result of such supplemental indenture, the then-current rating, if any, of any Class of Notes would be reduced or withdrawn, as evidenced by a written instrument or instruments signed by each Rating Agency, unless each Holder of Notes of each Class whose rating will be reduced or withdrawn has, after notice that the proposed supplemental Indenture would result in such reduction or withdrawal of the rating of the Class of Notes held by such Holder, consented to such supplemental indenture. Unless notified by a Majority of any Class of Notes that such Class will be materially and adversely affected, or by a Majority-in-Interest of Preferred Unitholders that the Preferred Units will be materially and adversely affected, the Trustee may, consistent with the written advice of counsel, determine whether or not such Class of Notes would be adversely affected by such change (after giving notice of such change to the Holders of the Notes and the Preferred Unitholders). Such determination shall be conclusive and binding on all present and future Holders of the Notes and the
Preferred Unitholders. The Trustee shall not be liable for any such determination made in good faith and in reliance in good faith upon an Opinion of Counsel delivered to the Trustee as described in Section 8.03.

It shall not be necessary for any Act of Noteholders or the Preferred Unitholders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section 8.02, the Trustee, at the expense of the Issuer, shall mail to the Holders of the Notes, the Preferred Unitholders and each Rating Agency a copy thereof. Any failure of the Trustee to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION  8.03  Execution  of   Supplemental   Indentures.   In
                                 -----------------------------------------
executing or accepting the additional trusts created by any supplemental indenture permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.01 and 6.03) shall be fully protected in relying in good faith upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or indemnities under this Indenture or otherwise.

                  SECTION  8.04  Effect  of  Supplemental  Indentures.  Upon the
                                 ------------------------------------
execution of any supplemental indenture under this Article VIII, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder and every Preferred Unitholder shall be bound thereby.

                  SECTION 8.05  Reference in Notes to  Supplemental  Indentures.
                                ------------------------------------------------
Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article VIII may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Trustee and the Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE IX

                               REDEMPTION OF NOTES

                  SECTION  9.01  Redemption  of Notes.  (a) The  Notes  shall be
                                 --------------------
mandatory redeemable, commencing on the first anniversary of the Closing Date, in the amounts calculated pursuant to Section 9.01(b) hereof. Any such redemption (a "Redemption") may be effected only on a Quarterly Distribution
                ----------
Date and only in accordance with the Priority of Payments.

                  (b) The Class A1 Notes shall be redeemed from available funds in accordance with the Priority of Payments until the Aggregate Outstanding Amount of the Class A1 Notes is equal to $47,000,000 (the "Redemption
                                                                      ----------
Threshold").  Thereafter,  any Monies that would  otherwise be available for the
---------
Redemption of Class A1 Notes in accordance with the Priority of Payments shall be deposited into the Note Reserve Account until the total amount of Monies available in the Note Reserve Account is equal to $51,500,000 (the "Note Reserve
                                                                    ------------
Account  Maximum  Balance") and  thereafter  in accordance  with the Priority of
-------------------------
Payments.

                  After achievement of the Redemption Threshold, the Class A1 Notes shall be redeemed from the Note Reserve Account and other available funds in accordance with the Priority of Payments on the earlier of (i) the next Quarterly Distribution Date following three consecutive Due Periods in which the Net Asset Value (plus the amount of Unfunded Commitments) of the Issuer, as measured two Business Days prior to the Quarterly Distribution Date, is less than $80,000,000 and (ii) December 31, 2011. After such Redemption of Class A1 Notes any amounts remaining in the Note Reserve Account shall be retained in the Note Reserve Account until the Liquidity Commitment Termination Date and, on the Liquidity Commitment Termination Date, shall be applied to repay amounts due under the Liquidity Facility Agreement, if any, and then the remainder shall be deposited in the Collection Account for application in accordance with the Priority of Payments.

                  Once the Note Reserve Account Maximum Balance has been deposited in the Note Reserve Account, the Issuer shall, consistent with the Priority of Payments as described in Section 11.01(a), redeem the Class A2 Notes from available funds until they have been repaid in full. Immediately thereafter, consistent with the Priority of Payments as described in Section

11.01(a), the Class B1 Notes shall be redeemed in full from available funds and, thereafter, the Class B2 Notes shall be redeemed in full from available funds.

                  SECTION  9.02 Notice of Maturity by the Issuer.  Notice of the
                                --------------------------------
Maturity of any Class of Notes shall be given by the Trustee by first class mail, postage prepaid, mailed not less than ten (10) Business Days prior to the applicable Maturity Date to each Holder of Notes to mature, at such Holder's address in the Note Register and to the Paying Agent and each Rating Agency.

                  All such notices of maturity shall state:

                  (a) the applicable Maturity Date;

                  (b) the applicable Record Date;

                  (c) the principal amount of each Class of Notes to mature and that interest on such principal amount of Notes shall cease to accrue on the date specified in the notice; and

                  (d) the place or places where such Notes are to be surrendered for payment upon Maturity, which shall be the office or agency of the Issuer to be maintained as provided in Section 7.02.

                  Any notice  required to be furnished  pursuant to this Section
9.02 shall be given by the Issuer or, at the Issuer' request, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for Redemption shall not impair or affect the validity of the Redemption of any other Notes.

                                    ARTICLE X

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

                  SECTION  10.01  Collection  of Money.  (a) Except as otherwise
                                  --------------------
expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all Money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Collateral Interests in accordance with the terms and conditions of such Collateral Interests. The Trustee shall segregate and hold all such Money and property received by it in trust for the Secured Parties and shall apply it as provided in this Indenture.

                  (b) Each of the parties hereto hereby agrees to cause the Custodian to agree with the parties hereto that (x) each Account is a Securities Account, and (y) the Securities and property, other than Cash, credited to any Account is to be treated as a Financial Asset under Article 8 of the UCC. In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, the Issuer unless such Financial Asset has also been Indorsed in blank or to the Custodian. Each Account shall be held and maintained at an office located in the United States.

                  SECTION 10.02 Collection Account;  Cash Reserve Account;  Note
                                ------------------------------------------------
Reserve  Account;  Custodial  Account.  The Trustee shall,  prior to the Closing
-------------------------------------
Date, cause to be established a Securities Account which shall be designated as the "Collection Account", which shall be held in the name of the Trustee in trust for the benefit of the Secured Parties, into which the Trustee shall from time to time deposit, in addition to the deposits required pursuant to Section 10.05(c), (i) all distributions and other payments, if any, received by the Issuer with respect to the Collateral Interests, (ii) all amounts, if any, received by the Issuer pursuant to the Rate Cap Agreement, (iii) all proceeds received from the disposition of Collateral, if any, including without limitation any portion of any termination payments received by the Issuer in connection with the termination of any portion of the notional amount under the Rate Cap Agreement, and (iv) all amounts of excess tax distributions, if any, returned to the Trustee by a holder of Preferred Units or Common Units pursuant to Section 6.2(b) of the Operating Agreement.

                  (b) (i) (i) The Trustee shall maintain a subaccount of the Collection Account, which subaccount shall be designated as the "Recall Account," into which the Trustee, upon notice from the Servicer to do the same, shall from time to time deposit all distributions in respect of Collateral Interests of cash that, pursuant to the applicable Limited Partnership Agreement, would result in a commensurate increase to the Unfunded Commitment in respect of such Collateral Interest. The Servicer shall provide the Trustee with notice of any such distribution that results in such an increase to the related Unfunded Commitment. On each Quarterly Distribution Date, notwithstanding the provisions of Section 11.01, all Monies in the Recall Account shall be applied to the early redemption of principal of the Class B2 Notes up to their Aggregate Outstanding Amount.

                  (ii) The Trustee shall maintain a subaccount of the Collection Account, which subaccount shall be designated as the "Class B2 Reserve Account," into which the Trustee shall deposit all proceeds of the issuance of the Class B2 Notes issued in connection with a ratings downgrade of any Seller as provided in Section 2.6(c) of each of the Asset Sale Agreements. The Trustee shall apply the amounts on deposit in the Class B2 Reserve Account, as directed by the Servicer, solely to meet the obligation of the Issuer to pay, from time to time, Unfunded Commitments in respect of Capital Calls made by the General Partners of the relevant Limited Partnerships; provided, however, that, upon the
                                             --------   -------
         termination of any Limited Partnership, an amount equal to the total remaining amount of the Unfunded Commitment, if any, related to such Limited Partnership may be deposited into the Collection Account and applied in accordance with the Priority of Payments.


                  (c) The Trustee shall, prior to the Closing Date, cause to be established (i) a Securities Account which shall be designated as the "Cash
                                                                            ----
Reserve  Account",  which  shall be held in the name of the Trustee in trust for
----------------
the benefit of the Secured Parties, into which the Trustee shall from time to time deposit, amounts from the Collection Account with in accordance with the Priority of Payments and (ii) a Securities Account which shall be designated as the "Note Reserve Account", which shall be held in the name of the Trustee in trust for the benefit of the Secured Parties, into which the Trustee shall from time to time deposit the Monies available for Redemption of Class A Notes in accordance with Section 9.01(b).

                  (d) The Issuer may, but under no circumstances shall be required to, deposit or cause to be deposited from time to time such Monies in the Collection Account as it deems, in its sole discretion, to be advisable. All Monies deposited from time to time in the Collection Account, the Cash Reserve Account and the Note Reserve Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral and shall be applied to the purposes herein provided.

                  (e) All distributions and other payments, if any, in respect of Collateral Interests, any deposit required pursuant to Section 10.02(d) and any net proceeds from the Sale or disposition of a Collateral Interest received by the Trustee shall be immediately deposited into the Collection Account. To the extent any amounts constituting such distributions, payments or proceeds are received by the Issuer, the Issuer shall promptly deliver such amounts to the Trustee. Subject to Sections 10.02(f) and 11.02, all amounts deposited in the Collection Account together with any securities in which funds included in such property are or will be invested or reinvested during the term of this Indenture, and any income or other gain realized from such investments, shall be held by the Trustee in the Collection Account as part of the Collateral subject to disbursement and withdrawal as provided in this Section 10.02. By Issuer Order executed by an Authorized Officer of the Issuer (which may be in the form of standing instructions), the Issuer shall at all times direct the Trustee to, and, upon receipt of such Issuer Order, the Trustee shall, invest all funds received into the Collection Account during a Due Period, and amounts received in prior Due Periods and retained in the Collection Account, as so directed in Eligible Investments.

                  (f) The Trustee shall apply amounts on deposit in the Collection Account, the Cash Reserve Account and the Note Reserve Account in accordance with any Redemption Date Statement delivered to the Trustee in connection with the redemption of Notes pursuant to Section 9.01.

                  (g) The Trustee shall, prior to the Closing Date, cause the Custodian to establish a Securities Account which shall be designated as the "Custodial Account," which shall be held in the name of the Trustee in trust for
 -----------------
the benefit of the Secured Parties and into which the Trustee shall from time to time deposit non-Cash Collateral or any distributions in kind received from the Limited Partnerships. To the extent any such distributions from the Limited Partnerships are received by the Issuer, the Issuer shall promptly deliver such distributions to the Trustee. All non-Cash Collateral from time to time deposited in, or otherwise standing to the credit of, the Custodial Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral and shall be applied to the purposes herein provided. The Trustee agrees to give the Issuer immediate notice if the Custodial Account or any funds on deposit therein, or otherwise standing to the credit of the Custodial Account, shall become subject to any writ, order judgment, warrant of attachment, execution or similar process. The Issuer shall not have any legal, equitable or beneficial interest in the Custodial Account other than in accordance with the Priority of Payments. The Trustee, within two (2) Business Days after receipt of any non-Cash distribution or other proceeds which are not Cash, shall so notify the Servicer. The Servicer shall, within five (5) Business Days of receipt of such notice from the Trustee, sell such property in any established trading market in accordance with all applicable laws and, in the event there is no established trading market for such property, the Servicer shall invite each Holder of the Class A1 Notes, the Class A2 Notes, the Class B1 Notes, the Class B2 Notes and the Preferred

Unitholders whose holdings represent at least 10% of the Issuer's total capitalization, and at least three other Persons which are not Affiliates of the Issuer, to make bids to purchase such property and the Servicer shall sell such non-Cash distribution or other proceeds for Cash in an arm's-length transaction to the highest bidder and deposit the proceeds thereof in the Collection Account; provided, that the Issuer need not sell such non-Cash distributions or
          --------
other proceeds if it delivers an Officer's certificate to the Trustee certifying that such distributions or other proceeds constitute Collateral Interests or Eligible Investments.

                  (h) Funds on deposit in the Accounts shall at all times be invested by the Trustee in Eligible Investments at the direction of the Servicer. The Trustee shall maintain possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation), evidencing the Eligible Investments made with funds in the Accounts from the time of purchase thereof until the time of maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Accounts shall be deposited by the Trustee into the Collection Account at maturity and applied in accordance with the Priority of Payments set forth in Section 11.01(a).

                  (i) On the Business Day immediately preceding any Quarterly Distribution Date on which any Redemption or other payment shall be required to be made pursuant to Articles IX or XI respectively, all interest and other investment income on funds on deposit in the Accounts shall be deposited into the Collection Account.

                  (j) Any Cash received by the Trustee, whether held in one of the Accounts or held by the Trustee prior to deposit in any of such Accounts or prior to the investment thereof in Eligible Investments, shall be held in trust by the Trustee for the benefit of the Secured Parties.

                  SECTION 10.03 Reports by Trustee.  The Trustee shall supply in
                                ------------------
a timely fashion to the Issuer any information regularly maintained by the Trustee that the Issuer may from time to time request with respect to the Collateral Interests, the Collection Account, the Cash Reserve Account or the Note Reserve Account reasonably needed to complete the Quarterly Report or to provide any other information reasonably available to the Trustee by reason of its acting as Trustee hereunder and required to be provided by Section 10.04. The Trustee shall forward to the Issuer, the Servicer and to any Holder of a Note shown on the Note Register copies of notices and other writings received by it from the Limited Partnerships or other issuer of any Collateral Interest or security constituting Collateral with respect to any such Collateral Interest or security advising the Issuer or any other holders of such Collateral Interest or other security of any rights that such holders might have with respect thereto (including notices of calls and redemptions of securities) as well as all periodic financial reports received from such Limited Partnership or other issuer with respect to such Limited Partnership or other issuer.

                  SECTION 10.04 Accountings.
                                -----------

                  (a) Quarterly Distribution Date Accounting. The Servicer shall
                      --------------------------------------
render an accounting (a "Quarterly Report"), determined as of each Determination
                         ----------------
Date, and deliver the Quarterly Report to each Rating Agency, the Trustee, each Transfer Agent, each Paying Agent, and, upon written request therefor, any Holder of a Note shown on the Note Register and any

Preferred Unitholder, not later than the Business Day preceding the related Quarterly Distribution Date. The Quarterly Report shall contain the following information (determined, unless otherwise specified below, as of the related Determination Date):

                  (i) the Aggregate Outstanding Amount of the Notes of each Class and as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class on the first day of the immediately preceding Due Period, the amount of principal payments to be made on the Notes of each Class on the next Quarterly Distribution Date, and the Aggregate Outstanding Amount of the Notes of each Class and as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class after giving effect to the principal payments, if any, on the next Quarterly Distribution Date;

                  (ii) the Interest Distribution Amount payable to the Holders of the Notes for the related Quarterly Distribution Date (in the aggregate and by Class);

                  (iii)  the Class A1 Note  Interest  Rate and the Class A2 Note
         Interest  Rate  for  the  Due  Period   preceding  the  next  Quarterly
         Distribution Date;

                  (iv) the  Class B1 Note  Interest  Rate and the  Class B2 Note
         Interest  Rate  on  the  Due  Period   preceding  the  next   Quarterly
         Distribution Date;

                  (v) the Administrative Expenses payable on the next Quarterly Distribution Date on an itemized basis, setting forth, separately, the Mandatory Expenses;

                  (vi) (A) the Balance on deposit in the Collection Account at the end of the related Due Period; (B) the amounts payable from the Collection Account pursuant to Section 11.01(a)(i) on the next Quarterly Distribution Date; (C) the amounts, if any, required to be drawn under the Liquidity Facility and (D) the Balance remaining in the Collection Account immediately after all payments and deposits to be made on such Quarterly Distribution Date;

                  (vii) (A) the Balance on deposit in the Cash Reserve Account at the end of the related Due Period; (B) the amounts payable from the Cash Reserve Account pursuant to Section 11.01(a)(ii) on the next Quarterly Distribution Date; and (C) the Balance remaining in the Cash Reserve Account immediately after all payments and deposits to be made on such Quarterly Distribution Date;

                  (viii) (A) the Balance on deposit in the Note Reserve Account at the end of the related Due Period; (B) the amounts payable from the Note Reserve Account pursuant to Section 11.01(a)(ii) on the next Quarterly Distribution Date; and (C) the Balance remaining in the Note Reserve Account immediately after all payments and deposits to be made on such Quarterly Distribution Date;

                  (ix) the amounts, if any, expected to be paid to the Issuer on such Quarterly Distribution Date and released from the lien of this Indenture;

                  (x) a  calculation  of each of the  items  set  forth  in this
         Section 10.04(a) above for such Quarterly Distribution Date; and

                  (xi)  calculation  as  of  the   Determination   Date  of  the
         Overcollateralization Ratio and Risk Weighted Total Asset Value.

                  Each Quarterly Report shall contain instructions to the Trustee to withdraw on the related Quarterly Distribution Date from the Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established in, Section 11.01(a).

                  In addition to the foregoing information, each Quarterly Report shall include a statement to the following effect:

         "The  Investment  Company  Act of 1940,  as  amended  (the  "Investment
                                                                      ----------
         Company Act"), requires that all holders of the outstanding  securities
         -----------
         of the Issuer be "qualified  purchasers"  ("Qualified  Purchasers")  as
                                                     ---------------------
         defined in Section 2(a)(51)(A) of the Investment Company Act and related rules. Under the rules, each of the Issuer or an agent acting on its behalf must have a "reasonable belief" that all holders of its outstanding securities, including transferees, are Qualified Purchasers. Consequently, all resales of the Notes in the United States or to U.S. Persons must be made pursuant to Regulation D or Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"),
                                                              ---------------
         solely  to  purchasers  that  are  either   institutional   "accredited
         investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("Institutional Accredited Investors") or "qualified
                            ------------------------------------
         institutional  buyers"  ("Qualified  Institutional  Buyers") within the
                                   --------------------------------
         meaning of Rule 144A and all resales of the Notes not to U.S. Persons or in the United States, must be made only to Qualified Purchasers. Each purchaser of a Restricted Global Note (other than the initial purchaser of such Restricted Global Note) will be deemed to represent at the time of purchase that: (i) the purchaser is an Institutional Accredited Investor or a Qualified Institutional Buyer and also a Qualified Purchaser; (ii) the purchaser is not a dealer described in paragraph (a)(1)(ii) of Rule 144A unless such purchaser owns and invests on a discretionary basis at least U.S.$25,000,000 in securities of issuers that are not Affiliates of the dealer; (iii) the purchaser is not a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan; (iv) the purchaser and each account for which it is purchasing, is required to hold and transfer at least the minimum denominations of the Notes specified in the Indenture and
         (v) the purchaser will provide written notice of the foregoing, and of any applicable restrictions on transfer, to any transferee.

         The Issuer directs that the recipient of this notice, and any recipient of a copy of this notice, provide a copy to any Person having an interest in this Note as indicated on the books of DTC or on the books of a participant in DTC or on the books of an indirect participant for which such participant acts as agent.

         The Indenture provides that if, notwithstanding the restrictions on transfer contained therein, the Issuer determines that any Beneficial Owner of a Global Note (or any interest therein) was not (A) in the case of a Restricted Global Note, an Institutional Accredited Investor or a Qualified Institutional Buyer at the time it acquired such Restricted Global

         Note (or interest therein) or (B) in any case a Qualified Purchaser at the time it acquired such Global Note (or any interest therein), then the Issuer may require, by notice to such Holder, that such Holder sell all of its right, title and interest in such Global Note to a Person that (x) either is a U.S. Person or a U.S. Resident who is a Qualified Purchaser and either an Institutional Accredited Investor or a Qualified Institutional Buyer or (y) is not a U.S. Person or a U.S. Resident (within the meaning of the Investment Company Act) and is a Qualified Purchaser, with such sale to be effected within 30 days after notice of such sale requirement is given. If such Beneficial Owner fails to effect the transfer required within such 30-day period, (AA) upon direction from the Issuer, the Trustee shall, and is hereby irrevocably authorized by such Beneficial Owner, to cause its interest in such Note to be transferred in a commercially reasonable sale (conducted by the Trustee, pursuant to the Issuer's instructions, and such instructions shall be in accordance with Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York as applied to securities that are sold on a recognized market or that may decline speedily in value) to a Person that certifies to the Trustee and the Issuer, in connection with such transfer, that such Person (xx) either is a U.S. Person or a U.S. Resident who is a Qualified Purchaser and either an Institutional Accredited Investor or a Qualified Institutional Buyer or (yy) is not a U.S. Person or a U.S. Resident (within the meaning of the Investment Company Act) and is a Qualified Purchaser and (BB) pending such transfer, no further payments will be made in respect of such Note (or interest therein) held by such Beneficial Owner. As used in this paragraph, the term "U.S. Person" has the meaning given such term in Regulation S under the Securities Act and the term U.S. Resident has the meaning given to such term under the Investment Company Act."

                  In addition to the Quarterly Report, upon the written request of any Holder of a Note shown on the Note Register or any Rating Agency, the Issuer shall deliver to such Holder or Rating Agency, as the case may be, a report containing the number and identity of each Collateral Interest held by the Issuer on the last day of the Due Period most recently ended. The Quarterly Report shall also contain the information set forth in Exhibit I hereto.


                  (b) If the Trustee shall not have received any accounting provided for in this Section 10.04 on the first Business Day after the date on which such accounting is due to the Trustee, the Trustee shall use reasonable efforts to cause such accounting to be made by the applicable Quarterly Distribution Date. To the extent the Trustee is required to provide any information or reports pursuant to this Section 10.04 as a result of the failure of the Issuer to provide such information or reports, the Trustee shall be entitled to retain an Independent certified public accountant in connection therewith and the reasonable costs incurred by the Trustee for such Independent certified public accountant shall be reimbursed pursuant to Section 6.08.

                  SECTION  10.05  Release  of  Collateral.  (a) If no  Event  of
                                  -----------------------
Default has occurred and is continuing and subject to Article XII, the Issuer may, by Issuer Order executed by an Authorized Officer of the Servicer and delivered to the Trustee at least two (2) Business Days prior to the settlement date or sale date for any sale of a Collateral Interest or of any security, instrument or other property constituting part of the Collateral certifying that the conditions set forth in Section 12.01 are satisfied, direct the Trustee to release such Collateral

Interest, security, instrument or other property from the lien of this Indenture against receipt of payment therefor.

                  (b) The Issuer may, by Issuer Order executed by an Authorized Officer of the Servicer and delivered to the Trustee at least two (2) Business Days prior to the date set for Redemption or payment in full of a Collateral Interest or any security constituting part of the Collateral, certifying that such Collateral Interest or security is being redeemed or paid in full, direct the Trustee or, at the Trustee's instructions, the Custodian, to deliver any required documents evidencing the Trustee's interest therein or such security, if in physical form, duly endorsed, or, if such security is a Clearing Corporation Security, to cause it to be presented, to the appropriate paying agent therefor on or before the date set for redemption or payment, in each case against receipt of the Redemption Price or payment in full thereof.

                  (c) If no Event of Default has occurred and is continuing and subject to Article XII, the Issuer may, by Issuer Order executed by an Authorized Officer of the Manager and delivered to the Trustee at least two (2) Business Days prior to the date set for an exchange, tender or sale, certifying that a Collateral Interest or any security constituting part of the Collateral is subject to an Offer and setting forth in reasonable detail the procedure for response to such Offer, direct the Trustee or, at the Trustee's instructions, the Custodian, to deliver any required documents evidencing the Trustee's interest therein or such security, as the case may be, with any such security, if in physical form, duly endorsed, or, if such security is a Clearing Corporation Security, to cause it to be delivered, in accordance with such Issuer Order, in each case against receipt of payment therefor.

                  (d) The Trustee shall deposit any proceeds received by it from the disposition of a Collateral Interest, any security constituting part of the Collateral or any other item of Collateral in the Collection Account unless simultaneously applied to the purchase of Eligible Investments as permitted under and in accordance with requirements of this Article X.

                  (e) The Trustee shall, upon receipt of an Issuer Order at such time as there are no Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the lien of this Indenture.

                  (f) The Issuer may retain agents to assist the Issuer in preparing any notice or other report required under this Section 10.05.

                  SECTION 10.06 Reports by  Independent  Accountants  (a) At the
                                ------------------------------------
Closing Date the Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture. Upon any resignation by such firm, the Issuer shall promptly appoint by Issuer Order delivered to the Trustee and each Rating Agency a successor thereto that shall also be a firm of Independent certified public accountants of recognized international reputation. If the Issuer shall fail to appoint a successor to a firm of Independent certified public accountants which has resigned within 30 days after such resignation, the Issuer shall promptly notify the Trustee of such failure in writing. If the Issuer shall not have appointed a successor within ten days thereafter, the Trustee shall promptly appoint a successor firm of Independent certified public accountants of recognized national reputation.

The fees of such Independent certified public accountants and its successor shall be payable by the Issuer or by the Trustee as provided in Section 11.01.

                  (b) On or before December 31 of each year (commencing December
2002), the Issuer shall cause to be delivered to the Trustee and each Rating Agency an Accountants' Report specifying the procedures applied and their associated findings with respect to (i) the Quarterly Reports and (ii) the Redemption Date Statements. At least 60 days prior to the Quarterly Distribution Date in December 2002 (and, if at any time a successor firm of Independent certified public accountants is appointed, to the Quarterly Distribution Date next following the date of such appointment), the Issuer shall deliver to the Trustee an Accountants' Report specifying in advance the procedures that such firm will apply in making the aforementioned findings throughout the term of its service as accountants to the Issuer. The Trustee shall promptly forward a copy of such Accountants' Report to each Holder of Notes of the Controlling Class, at the address shown on the Note Register. The Issuer shall not approve the institution of such procedures if a Majority of the Controlling Class, by notice to the Issuer and the Trustee within 30 days after the date of the related notice to the Trustee, object thereto.

                  (c) Any statement  delivered to the Trustee pursuant to clause
(b) above shall be delivered by the Trustee to any Holder of a Note shown on the Note Register upon written request therefor.

                  SECTION 10.07 Reports to Rating Agencies,  Etc. In addition to
                                --------------------------------
the information and reports specifically required to be provided to the Rating Agencies pursuant to the terms of this Indenture, the Issuer shall provide or procure to provide the Rating Agencies with (a) all information or reports delivered to the Trustee hereunder, (b) such additional information as the Rating Agencies may from time to time reasonably request and the Issuer determines in its reasonable discretion may be obtained and provided without unreasonable burden or expense, (c) prompt notice of any decision of the Servicer, on behalf of the Issuer, to agree to any consent, waiver or amendment to any Limited Partnership Agreement that modifies the cashflows of any Collateral Interest and (d) notice of any waiver given pursuant to Section 5.14. The Servicer, on behalf of the Issuer, shall promptly notify the Trustee if the rating of any Class of Notes has been, or it is known by the Issuer that such rating will be, changed or withdrawn.

                  SECTION  10.08 Tax  Matters.  Each  Holder of Notes  agrees to
                                 ------------
treat such Notes as indebtedness of the Issuer for U.S. Federal income tax purposes and further agrees not to take any action inconsistent with such treatment.

                                   ARTICLE XI

                              APPLICATION OF MONIES

                  SECTION  11.01  Disbursements  of Monies  from the  Collection
                                  ----------------------------------------------
Account. (a) Notwithstanding any other provision in this Indenture,  but subject
-------
to the other clauses of this Article XI, Section 12.01 and Section 10.02(b), on each Quarterly Distribution Date, the Trustee shall disburse amounts deposited into the Collection Account (to the extent available) pursuant to

Section 10.02(a) as follows and for application by the Trustee in accordance with the following priorities (the "Priority of Payments"):
                                    --------------------

                  (i) On each Quarterly Distribution Date occurring after the date hereof until December 31, 2002, monies from the Collection Account shall be applied as follows:

                  (A) First, to the payment of the Mandatory Expenses of the Issuer, not to exceed $625,000 for any Due Period to which such Quarterly Distribution Date applies; provided that if, as of the related Determination
                           --------
                           Date, the Balance in the Collection Account is insufficient to pay the Mandatory Expenses pursuant to this clause (A), the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount; and provided, further, that if as of the
                                         ------------------
                           related Determination Date the Balance in the Cash Reserve Account is insufficient to pay in full such Mandatory Expenses, the Trustee shall draw on the
                           Liquidity Facility to the extent required to make such payment in accordance with Section 11.02 to the extent such payment does not exceed the $625,000 limit per Due Period described above;

                  (B) Second, to the payment to the Liquidity Facility Provider for any amounts owing under the Liquidity Facility in accordance with the terms of the Liquidity Facility Agreement; provided that if as of
                                                          --------
                           the related Determination Date the Balance in the Collection Account is insufficient to pay such amounts to the Liquidity Facility Provider, the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount; and provided, further,
                                                             ------------------
                           that, if as of the related Determination Date the Balance in the Cash Reserve Account is insufficient to pay such amounts to the Liquidity Provider, the Trustee shall draw on the Liquidity Facility to the extent required to make such payment in accordance with Section 11.02;

                  (C)      Third,  to the  payment  of  the  Class  A1  Interest
                           Distribution Amount;  provided, that in the event the
                                                 --------
                           Balance   in   the   Collection   Account   will   be
                           insufficient to pay the Class A1 Interest Distribution Amount in full, the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount; and provided, further, that if, as of the
                                         --------   -------
                           related Determination Date, the Balance in the Cash Reserve Account is insufficient to pay in full the Class A1 Interest Distribution Amount, the Trustee shall draw on the Liquidity Facility to the extent required to make such payment, in accordance with
                           Section 11.02;

                  (D) Fourth, to the payment of the Class A2 Interest Distribution Amount; provided, that if, as of the
                                                  --------
                           related   Determination  Date,  the

                           Balance in the Collection Account is insufficient to pay the Class A2 Interest Distribution Amount in full, the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount; and provided, further, that if, as of the related
                           --------    -------
                           Determination Date, the Balance in the Cash Reserve Account is insufficient to pay in full the Class A2 Interest Distribution Amount, the Trustee shall draw on the Liquidity Facility to the extent required to make such payment, in accordance with Section 11.02;

                  (E)      Fifth,  to the  payment  of  the  Class  B1  Interest
                           Distribution  Amount;  provided,  that if,  as of the
                                                  --------
                           related   Determination  Date,  the  Balance  in  the
                           Collection Account will be insufficient to pay the Class B1 Interest Distribution Amount in full, the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount;

                  (F) Sixth, to the payment to holders of the Preferred Units and Common Units in amounts sufficient to permit them to pay the federal, state and local income taxes attributable to their interests in the Issuer; provided, that such amount shall not exceed
                                    --------
                           the Maximum Tax Distribution Amount, as reflected in the certificate furnished by the Servicer to the Trustee pursuant to Section 2.8(3)(ii) of the Servicing Agreement;

                  (G) Seventh, to the payment of Administrative Expenses of the Issuer other than Mandatory Expenses; provided
                                                                        --------
                           that such payment shall not exceed $500,000 for the relevant Due Period; and provided further that (i) if
                                                    -------- -------
                           as of the related Determination Date the Balance in the Collection Account is insufficient to pay such Administrative Expenses pursuant to this clause (G), the Trustee shall apply any Monies from the Cash Reserve Account to pay such amount, and (ii) if thereafter such Administrative Expenses remain unpaid, the Trustee shall draw on the Liquidity Facility to the extent required to make such payment in accordance with Section 11.02; and

                  (H) Eighth, for deposit into the Cash Reserve Account for application on future Quarterly Distribution Dates as provided above.

                  (ii)  On  each  Quarterly   Distribution  Date  commencing  on
         December 31, 2002, Monies from the Collection Account shall be applied as follows:

                  (A)      to the payment of the amounts  referred to in clauses
                           (A) through (G) of Section 11.01(a)(i) in the same order of priority as is specified therein;

                  (B) subject to the Overcollateralization Ratio being greater than 160%, to the payment to the holders of the Class B2 Notes of accrued interest for the Interest Period ending on such Quarterly Distribution Date;

                  (C)      to Redemption  of Class A1 Notes in  accordance  with
                           Section 9.01;

                  (D) for deposit into the Note Reserve Account up to an amount such that the balance in the Note Reserve Account does not exceed $51,500,000;

                  (E) to Redemption of the Class A2 Notes up to the Aggregate Outstanding Amount of the Class A2 Notes;

                  (F) to Redemption of the Class B1 Notes up to the Aggregate Outstanding Amount of, plus, to the extent not previously paid in full, any current interest due on, the Class B1 Notes;

                  (G) to Redemption of the Class B2 Notes up to the Aggregate Outstanding Amount of, plus, to the extent not previously paid in full, any current interest due on, the Class B2 Notes; and

                  (H) following redemption of all the Class B2 Notes, to the Issuer, and free of the lien of this Indenture.

                  (b) On the Quarterly Distribution Date falling on December 31, 2002, the Balance in the Cash Reserve Account shall be applied to the redemption of the Class A1 Notes after application of Monies in the Collection Account pursuant to Section 11.01(a)(ii), and any remaining balance thereafter shall be deposited into the Collection Account and applied in accordance with Priority of Payments.

                  (c) Provided that all of the Notes have been redeemed, the Issuer shall terminate no earlier than 30 days following the final liquidation of all of the Limited Partnerships, subject to the terms of the Operating Agreement. Upon such termination, all Cash available after the payment (in the order of priorities set forth above) of (i) all fees, (ii) all expenses, (iii) interest (including any Defaulted Interest and interest on Defaulted Interest) on and principal of the Notes, and (iv) distributions to the holders of the Preferred Units, to the extent of the stated value thereof (including accrued and unpaid distributions thereon), shall be distributed to the holders of the Common Units.

                  (d) If, on any Quarterly Distribution Date, the amount available in the Collection Account from amounts received in the related Due Period is insufficient to make the full amount of the disbursements required by the statements furnished by the Issuer pursuant to Section 10.04(b), the Trustee shall make the disbursements called for in the order and according to the priority set forth under Section 11.01(a), subject to Section 12.01 and Section 6.08, to the extent funds are available therefor.

                  (e) Except as  otherwise  expressly  provided in this  Section
11.01, if on any Quarterly Distribution Date the amount available in the Collection Account from amounts received in the related Due Period is insufficient to make the full amount of the disbursements
required  by  any  lettered   subclause  of  Section   11.01(a)(i)   or  Section
11.01(a)(ii) to be made to different Persons, the Trustee shall make the disbursements called for by such subclause ratably, but only after full payment has been made to the Trustee for its costs and expenses under Section 6.08, among such Persons in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor.

                  (f) The Paying Agent shall initiate a wire transfer by 12:00 noon each Quarterly Distribution Date on request of all distributions to the Noteholders and/or holders of Preferred Units of record in the immediately preceding Record Date. Such distributions shall be made to the Noteholders and/or holders of Preferred Units by wire transfer of immediately available funds upon receipt by the Paying Agent from such Persons of satisfactory wire transfer instructions on or before the related Record Date.

                  SECTION  11.02  Liquidity  Facility.  (a) The  Issuer  and the
                                  -------------------
Liquidity Facility Provider shall enter into a Liquidity Facility Agreement dated as of the Closing Date (the "Liquidity Facility Agreement") pursuant to
                                   ------------------------------
which the Liquidity Facility Provider shall agree to make advances, on behalf of the Issuer, for the benefit of the Secured Parties, which Liquidity Facility Agreement shall clearly indicate that amounts available thereunder are for the benefit of the Secured Parties. The only Person authorized to make drawings under the Liquidity Facility Agreement shall be the Trustee and such agreement shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties. The Trustee shall provide a copy of the Liquidity Facility Agreement to the Holders of the Class A Notes upon request.

                  (b)  Drawing on the  Liquidity  Facility.  The  Trustee  shall
                       -----------------------------------
present a notice for payment to the Liquidity Facility Provider pursuant to the terms of the Liquidity Facility Agreement prior to 12:00 p.m., New York City time, on the Business Day preceding a Quarterly Distribution Date for amounts necessary to ensure timely payment in full on such Quarterly Distribution Date of (i) the Class A Interest Distribution Amount, (ii) Mandatory Expenses (subject to Section 11.01(a)(i)(A)) due and owing on such date, (iii) Administrative Expenses (subject to Section 11.01(a)(i)(G)) due and owing on such date and (iv) to repay amounts owing under the Liquidity Facility Agreement (subject Section 11.01(a)(i)(B)), and in the event that the aggregate amounts in the Collection Account as of such Business Day next preceding such Quarterly Distribution Date are insufficient to pay the amounts in (i), (ii), (iii) and
(iv) above; provided, that any above-referenced drawings under the Liquidity Facility Agreement shall be subject to the satisfaction of the conditions precedent to such drawings as set forth in the Liquidity Facility Agreement, including, without limitation, the conditions to the use of the proceeds of such drawings. Any amounts received by the Trustee from a draw under the Liquidity Facility shall be promptly deposited into the Collection Account.

                  (c) Other  Provisions.  The Trustee and the Issuer  agree that
                      -----------------
upon the occurrence of a Liquidity Facility Provider Event of which an Authorized Officer of the Trustee shall have actual knowledge or the Trustee shall have received written notice, no further amounts shall be paid to the Liquidity Facility Provider other than amounts required to reimburse the Liquidity Facility Provider for any amounts drawn under the Liquidity Facility and other amounts due and owing to the Liquidity Facility Provider prior to the occurrence of such Liquidity Facility Provider Event. The Trustee and the Issuer further agree that the Liquidity Facility Provider's interest in the Collateral shall be limited to such amounts as may be due and owing the Liquidity Facility Provider as set forth in the previous sentence, if any, and upon the occurrence and during the continuation of a Liquidity Facility Provider Event, the power of the Liquidity Facility Provider to exercise rights and privileges under this Indenture shall be suspended and shall be reinstated upon the cure of such Liquidity Facility Provider Event in accordance with the terms and conditions of the Liquidity Facility Agreement.

                                   ARTICLE XII

                           SECURED PARTIES' RELATIONS

                  SECTION 12.01 Subordination. (a) Anything in this Indenture or
                                -------------
the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class B Notes agree for the benefit of the Liquidity Facility Provider and the Holders of the Class A1 Notes and Class A2 Notes that the Class B1 Notes and Class B2 Notes, in that order, and the Issuer's rights in and to the Collateral (collectively, the "Subordinate Interests") shall be subordinate and junior to
                     ----------------------
the rights of the Liquidity Facility Provider with respect to payments to be made to the Liquidity Facility Provider pursuant to the Liquidity Facility, and to the Holders of the Class A1 Notes and Class A2 Notes, in that order, to the extent and in the manner set forth in this Indenture including as set forth in
Section 11.01(a) and as hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article V, including as a result of an Event of Default specified in Section 5.01(h) or
(g), the Class A1 Notes and Class A2 Notes shall be paid in full in Cash or, to the extent a Majority of the Holders of the Class A Notes consent, other than in Cash, before any further payment or distribution is made on account of the Subordinate Interests.

                  (b) In the event that notwithstanding the provisions of this Indenture, any holder of any Subordinate Interests shall have received any payment or distribution in respect of such Subordinate Interests contrary to the provisions of this Indenture, then, unless and until all amounts payable to the Liquidity Facility Provider or the Holders of the Class A1 Notes and Class A2 Notes pursuant to Section 11.01(a)(i)(C) and (D), as the case may be, shall have been paid in full in Cash or, to the extent the Liquidity Facility Provider with respect to a payment to be made to it or a Majority of the Holders of the Class A1 Notes and Class A2 Notes, as the case may be, consent, other than in Cash in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Liquidity Facility Provider or the Holders of the Class A1 Notes and Class A2 Notes, as
          --------
the case may be, in accordance with this Indenture; provided, that, if any such payment or distribution is made other than in Cash, it shall be held by the Trustee as part of the Collateral and subject in all respects to the provisions of this Indenture, including this Section 12.01.

                  SECTION 12.02 Standard of Conduct. In exercising any of its or
                                -------------------
their voting rights, rights to direct and consent or any other rights as a Secured Party under this Indenture, subject to the terms and conditions of this Indenture, including Section 5.09, a Secured Party or Secured Parties shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Secured Party, the Issuer, or any other Person.

                  SECTION 12.03 Non-Petition. The Holders of the Notes, by their
                                ------------
acceptance of such Notes, agree not to cause the filing of a petition in bankruptcy against the Issuer until at least one year and one day have elapsed since the final payments, or the extinguishment of the obligations of the Issuer, to the Holders of the Notes or, if longer, the applicable preference period then in effect.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  SECTION 13.01 Form of Documents  Delivered to Trustee.  In any
                                ---------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any Specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, the Issuer any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer or such other Person, unless such Authorized Officer of the Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, stating that the information with respect to such matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer' rights to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if Trust Officer does not have knowledge of the occurrence and continuation of such Default as provided in Section 6.01(d).

                  SECTION 13.02 Acts of  Noteholders.  (a) Any request,  demand,
                                --------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the "Act of the Noteholders" signing such instrument or
                              ----------------------
instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 13.02.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

                  (c) The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of such Note and of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 13.03  Notices.  Any request,  demand,  authorization,
                                 -------
direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party shall be sufficient for every purpose hereunder if made, given, furnished or filed to such party in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by recognized overnight courier service guaranteeing next day delivery or by telecopy in legible form (with receipt confirmed) to such party at the address set forth below:

                  (a) If to the Issuer:

                  Private Equity Partnership Structures I, LLC
                  c/o Aon Capital Managers, LLC, as Manager
                  200 East Randolph Drive
                  Chicago, IL   60601
                  Attention:        John R. Casey, President
                  Telephone:        (312) 381-5311
                  Facsimile:        (312) 381-0146

                  (b) If to the Trustee:

                  The Bank of New York
                  5 Penn Plaza, 13th Floor
                  New York, NY 10001
                  Telephone:        212-896-7111
                  Facsimile:        212-896-7295/7296
                  Attention:        Corporate Trust Department, Dealing and
                                    Trading Unit

                  (c) If to the Liquidity Facility Provider:

                  Canadian Imperial Bank of Commerce
                  2 Paces West, Suite 1200
                  2727 Paces Ferry Road
                  Atlanta, GA  30339
                  Telephone:        770-319-4866
                  Facsimile:        770-319-4955
                  Attention:        Melinda Lowe, Associate

                  (d) If to Standard & Poor's:

                  notice shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed by registered mail, first class postage prepaid, hand delivered or sent by overnight courier service guaranteeing next day delivery (or second day delivery if sent from outside the United States), to Standard & Poor's addressed to it at:

                  Standard & Poor's
                  55 Water Street
                  40th Floor
                  New York, New York 10041
                  telecopy No. (212) 438-6021
                  (with confirmation of receipt thereof)
                  Attention: Structured Finance Ratings - Market Value Group

                  or at any other address previously furnished in writing to the Trustee by Standard & Poor's

                  Any party may alter the address or facsimile number to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 13.03 for the giving of notice.

                  Notices to the Noteholders shall be given by first-class mail, postage prepaid, to the registered Holders of the Notes at their addresses appearing in the Note Register.

                  In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this

Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION  13.04 Effect of Headings  and Table of Contents.  The
                                 -----------------------------------------
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION  13.05  Successors  and  Assigns.  All  covenants  and
                                  ------------------------
agreements in this Indenture by the Issuer shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION  13.06  Severability.  In case any  provision  in this
                                  ------------
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 13.07  Benefits of Indenture.  The Liquidity  Facility
                                 ---------------------
Provider shall be a third party beneficiary of each agreement or obligation in this Indenture relating to payments to be made by the Issuer under the Liquidity Facility, the rights and obligations of the Secured Parties with respect to the Collateral and the priorities of payments established in Section 11.01 and
Article XII, the right of the Liquidity Facility Provider to consent to supplemental indentures and the rights of the Liquidity Facility Provider to receive reports and notices hereunder. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and the Liquidity Facility Provider, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION  13.08 Legal  Holidays.  In the event that the date of
                                 ---------------
any Quarterly Distribution Date or Redemption Date shall not be a Business Day, then notwithstanding any other provision of the Notes or this Indenture, payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Quarterly Distribution Date or Redemption Date, as the case may be, and interest shall accrue on such payment for the period from and after any such nominal date, to but excluding, the Quarterly Distribution Date.

                  SECTION  13.09  Governing  Law.  THIS  INDENTURE AND EACH NOTE
                                  --------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                  SECTION 13.10  Submission to  Jurisdiction.  The Issuer hereby
                                 ---------------------------
irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or Proceeding arising out of or relating to the Notes or this Indenture, and the Issuer hereby irrevocably agrees that all claims in respect of such action or Proceeding may be heard and determined in such New York State or Federal court. The Issuer hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or Proceeding. The Issuer irrevocably consents to the service of any and all process in any action or Proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer's agent in New York set forth in Section 7.02. The Issuer agrees that a final judgment in any such action or Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  SECTION 13.11 Counterparts. This instrument may be executed in
                                ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.12 Confidential  Treatment of Documents.  Except as
                                ------------------------------------
otherwise provided in this Indenture or as required by law, this Indenture and all agreements, reports or other documents related to the transaction executed or delivered in connection with this Indenture shall be treated by the Trustee as confidential. The Trustee shall provide a copy of this Indenture to any Holder of a beneficial interest in any Note upon written request therefor in the form satisfactory to the Trustee certifying that it is such a Holder.

                  SECTION  13.13  Waiver  of Trial by Jury.  The  Issuer  hereby
                                  ------------------------
irrevocably waives any and all rights to a trial by jury in any legal proceedings arising out or in relation of this Indenture.

                  IN WITNESS WHEREOF, we have hereunto set our hands as of the date first above written.

                                        PRIVATE EQUITY PARTNERSHIP
                                        STRUCTURES I, LLC,
                                                as Issuer

                                        By:  Aon Capital Managers, LLC,
                                                as Manager




                                        By:____________________________________
                                           Name:  John R. Casey
                                           Title:   President



                                        THE BANK OF NEW YORK,
                                           as Trustee, Note Registrar, Transfer
                                           Agent, Calculation Agent, Custodian
                                           and Paying Agent




                                        By:____________________________________
                                           Name:
                                           Title:



                         [Sogmatire Page to Indenture]

                                                                                                         SCHEDULE I

                              LIMITED PARTNERSHIPS


------------------------------- --------------------- ---------------------- -------------------- ----------------------
                                Date of               Jurisdiction of        Issuer's             Unfunded
Name                            Formation             Formation              LP Interest          Commitment
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Apollo Investment Fund III,     February 7, 1995      Delaware               $25,000,000                          $0.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Apollo Investment Fund IV,      April 21, 1998        Delaware               $40,000,000                  $3,515,838.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Apollo Real Estate Investment   May 31, 1995          Delaware               $25,000,000                          $0.00
Fund II, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Apollo Real Estate Investment   May 22, 1997          Delaware               $25,000,000                    $331,508.12
Fund III, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Apollo Real Estate Investment   November 10, 1998     Delaware               $25,000,000                  $6,870,538.00
Fund IV, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Aqua International Partners,    May 30, 1997          Delaware               $5,000,000                   $3,009,020.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Ark Direct Capital Fund, L.P.   September 5, 1996     Delaware               $3,000,000                     $193,775.29
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Atlantic Equity Partners III,   September 28, 1999    Delaware               $10,000,000                  $6,857,282.80
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
The Beacon Group Energy         October 23, 1998      Delaware               $5,000,000                           $0.00
Investment Fund II, L.P.        (Date of Amended
                                and Restated LP
                                Agreement)
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Blackstone Real Estate          October 8, 1998       Delaware               $15,000,000                  $7,662,496.00
Partners III L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Capital Z Financial Services    July 31, 1998         Bermuda                $35,000,000                 $12,027,800.00
Fund II, L.P.*
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Carlyle Realty Partners, L.P.   June 20, 1997         Delaware               $5,000,000                           $0.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Castle Harlan Partners III,     February 12, 1997     Delaware               $10,000,000                  $2,182,681.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Centre Capital Investors II,    December 6, 1995      Delaware               $10,000,000                    $306,228.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Centre Capital Investors III,   June 1, 1999          Delaware               $15,000,000                  $6,642,243.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Century Capital Partners, LP    April 15, 1995        Delaware               $5,000,000                           $0.00
                                (Date of Amended
                                and Restated LP
                                Agreement)
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Clayton, Dubilier & Rice Fund   March 21, 1996        Delaware               $20,000,000                  $1,905,279.00
V, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Clayton, Dubilier & Rice Fund   August 20, 1998       Cayman Islands         $20,000,000                 $13,008,663.00
VI, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Code Hennessy & Simmons IV,     September 8, 1999     Delaware               $10,000,000                  $7,152,734.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Frontenac VI Limited            June 3, 1993          Delaware               $3,000,000                           $0.00
Partnership
------------------------------- --------------------- ---------------------- -------------------- ----------------------

* THis is the same entity as Insurance Partners II, L.P.

Green Equity Investors II,      June 16, 1994         Delaware               $5,000,000                           $0.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Green Equity Investors III,     December 8, 1997      Delaware               $10,000,000                  $2,715,582.88
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Greenwich Street Capital        July 2, 1998          Delaware               $10,000,000                    $155,078.95
Partners II, LP
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Halifax Capital Partners, L.P.  June 30, 1999         Delaware               $10,000,000                  $7,691,754.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Harbour Group Investments       December 22, 1993     Delaware               $12,000,000                     $62,573.00
III, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Harbour Group Investments IV,   February 1, 1999      Delaware               $8,000,000                   $7,196,667.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hicks, Muse, Tate & Furst       September 9, 1993     Delaware               $25,000,000                          $0.00
Equity Fund II, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hicks, Muse, Tate & Furst       May 31, 1996          Delaware               $25,000,000                          $0.00
Equity Fund III, L.P
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hicks, Muse, Tate & Furst       July 31, 1998         Delaware               $25,000,000                    $410,191.00
Equity Fund IV, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hicks, Muse, Tate & Furst       April 30, 1999        Delaware               $10,000,000                  $2,920,441.44
Europe Fund, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hicks, Muse, Tate & Furst       July 28, 1997         Delaware               $10,000,000                    $492,872.00
Latin America Fund, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Hoak Communications Partners,   April 19, 1996        Delaware               $1,000,000                     $184,331.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Insurance Partners L.P.         August 5, 1993        Delaware               $25,000,000                          $0.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------
JK&B Capital III, L.P.          February 16, 1999     Delaware               $10,000,000                  $4,000,000.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------
JW Childs Equity Partners I,    October 16, 1995      Delaware               $5,000,000                     $744,515.52
LP
------------------------------- --------------------- ---------------------- -------------------- ----------------------
JW Childs Equity Partners II,   June 25, 1998         Delaware               $7,000,000                   $2,508,346.30
LP
------------------------------- --------------------- ---------------------- -------------------- ----------------------
The Lafayette Investment        May 12, 1998          Delaware               $10,000,000                  $7,297,456.35
Fund, LLP
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Lehman Brothers Merchant        1997                  Delaware               $10,000,000                  $3,066,338.14
Banking Partners II, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Lincolnshire Equity Fund II,    September 1998        Delaware               $5,000,000                   $3,568,504.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Long Point Capital Fund, L.P.   December 3, 1997      Delaware               $5,000,000                   $2,315,426.46
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Madison Dearborn Capital        June 28, 1996         Delaware               $20,000,000                  $1,009,810.00
Partners II, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Madison Dearborn Capital        January 26, 1997      Delaware               $20,000,000                  $5,073,033.00
Partners III, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Monitor Clipper Equity          August 25, 1997       Delaware               $5,000,000                   $1,216,050.40
Partners, LP
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Oak Hill Capital Partners       July 14, 2000         Bermuda                $20,000,000                  $6,406,729.74
(Bermuda), L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Olympus Real Estate Fund II,    December 23, 1997     Delaware               $5,000,000                     $301,683.00
L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Rhone Partners LP               March 14, 1997        Delaware               $10,000,000                  $2,686,216.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Ripplewood Partners, L.P.       August 14, 1996       Delaware               $5,000,000                     $987,458.00
------------------------------- --------------------- ---------------------- -------------------- ----------------------

Thomas H. Lee Equity Fund       August 17, 1995       Delaware               $20,000,000                  $4,543,932.00
III, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
Thomas H. Lee Equity Fund IV,   December 18, 1997     Delaware               $20,000,000                  $4,007,295.00
L.P.                            (Date of 1st
                                Amended and
                                Restated LP
                                Agreement)
------------------------------- --------------------- ---------------------- -------------------- ----------------------
TPG Investors III, L.P.         December 15, 1999     Delaware               $15,000,000                 $10,910,125.00

------------------------------- --------------------- ---------------------- -------------------- ----------------------
William Blair Capital           June 16, 1995         Delaware               $10,000,000                    $300,000.00
Partners V, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
William Blair Capital           July 17, 1998         Delaware               $5,000,000                     $468,337.69
Partners VI, L.P.
------------------------------- --------------------- ---------------------- -------------------- ----------------------
William Blair Mezzanine         March 3, 1993         Illinois               $5,000,000                           $0.00
Capital Fund, LP
------------------------------- --------------------- ---------------------- -------------------- ----------------------

                                                                      APPENDIX A

                                  LIBOR FORMULA

                  With respect to each Interest Period, "LIBOR" for purposes of calculating the Interest Rate for each Class of Notes for such Interest Period will be determined by the Calculation Agent in accordance with the following provisions:

(i)      LIBOR  for any  Interest  Period  shall  equal  the  offered  rate,  as determined by the Calculation Agent, for Dollar deposits of three months that appears on Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying comparable rates), as reported by Bloomberg Financial Markets Commodities News, as of 11:00 a.m. (London time) on the applicable LIBOR Determination Date. "LIBOR Determination Date" means, with
                                       --------------------------
         respect to any Interest Period, the second London Banking Day prior to the first day of such Interest Period.

(ii) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying comparable rates), as reported by Bloomberg Financial Markets Commodities News, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks to prime banks in the London interbank market for Dollar deposits of three months (except that in the case where such Interest Period shall commence on a day that is not a LIBOR Business Day, for a term of three months commencing on the next following LIBOR Business Day), by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean. If, on any LIBOR Determination Date, fewer than two Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in New York City selected by the Calculation Agent (after consultation with the Issuer) are quoting on the relevant LIBOR Determination Date for Dollar deposits for the term of such Interest Period (except that in the case where such Interest Period shall commence on a day that is not a LIBOR Business Day, for a term of three months commencing on the next following LIBOR Business
         Day), to the principal London offices of leading banks in the London interbank market.

(iii) In respect of any Interest Period having a Designated Maturity other than three months, LIBOR shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with clauses (i) and (ii) above, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Interest Period; provided that, if
                                                               --------
         an Interest Period is less than or equal to seven days, then LIBOR shall be determined by reference to a rate calculated in accordance with clauses (i) and (ii) above as if the maturity of the Dollar deposits referred to therein were a period of time equal to seven days.

(iv) If the Calculation Agent is required but is unable to determine a rate in accordance with either of the procedures described in clauses (i) or
         (ii) above, LIBOR with respect to such Interest Period shall be the arithmetic mean of the offered quotations of the Reference Dealers as of 10:00 a.m. (New York time) on the first day of such Interest Period for negotiable U.S. Dollar certificates of deposit of major U.S. money market banks having a remaining maturity closest to the Designated Maturity.

(v) If the Calculation Agent is required but is unable to determine a rate in accordance with any of the procedures described in clauses (i), (ii) or (iv) above, LIBOR with respect to such Interest Period will be calculated on the last day of such Interest Period and shall be the arithmetic mean of the Base Rate for each day during such Interest Period.

                  For purposes of clauses (i), (iii), (iv) and (v) above, all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point. For the purposes of clause (ii) above, all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one thirty-second of a percentage point.

                  As used herein:

                  "Base Rate" means a fluctuating rate of interest determined by
                   ---------
the Calculation Agent as being the rate of interest most recently announced by the Base Rate Reference Bank at its New York office as its base rate, prime rate, reference rate or similar rate for Dollar loans. Changes in the Base Rate will take effect simultaneously with each change in the underlying rate.

                  "Base Rate Reference  Bank" means The Chase Manhattan Bank, or
                   -------------------------
if such bank ceases to exist or is not quoting a base rate, prime rate, reference rate or similar rate for Dollar loans, such other major money center commercial bank in New York City as is selected by the Calculation Agent.

                  "Designated  Maturity"  means,  with  respect  to any Class of
                   --------------------
Notes (i) for the first Interest Period, the number of calendar days from, and including the Closing Date to, but excluding, the next succeeding Quarterly Distribution Date, (ii) for each Interest Period thereafter, three months, and
(iii) for the final Interest Period, the number of calendar days from, and including, the first day of such Interest Period to, but excluding, the next succeeding Quarterly Distribution Date.

                  "LIBOR Business Day" means a day on which commercial banks and
                   ------------------
foreign exchange markets settle payments in Dollars in New York and London.

                  "London Banking Day" means a day on which commercial banks are
                   ------------------
open for business (including dealings in foreign exchange and foreign currency deposits) in London.

                  "Reference  Banks"  means  four  major  banks  in  the  London
                   ----------------
interbank market selected by the Calculation Agent.

                  "Reference Dealers" means three major dealers in the secondary
                   -----------------
market for U.S.  Dollar  certificates  of deposit  selected  by the  Calculation
Agent.

                  The determination of the Interest Rate for each Class of Notes by the Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

                                                                       EXHIBIT D

                     FORM OF RULE 144A TRANSFER CERTIFICATE

Private Equity Partnership Structures I, LLC
c/o Aon Capital Managers, LLC
200 East Randolph Drive
Chicago, IL  60601
Attention:  John R. Casey

The Bank of New York
     as Trustee
5 Penn Plaza, 13th Floor
New York, NY 10001
Attention:  Corporate Trust Department,
      Dealing and Trading Unit


                  Re: [Class A1 Senior Floating Rate Notes Due 2011] [Class A2 Senior Floating Rate Notes Due 2011] [Class B1 Subordinated Floating Rate Notes Due 2013] [Class B2 Subordinated Floating Rate Notes Due 2013]
                           ----------------------------------------------------
                           (the "Notes")
                           -------------

                  Reference is hereby made to the Indenture, dated as of December 31, 2001 (the "Indenture"), among Private Equity Partnership Structures I, LLC and The Bank of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This letter relates to the transfer by _________________ (the "Transferor") of U.S.$____________ principal amount of Notes held by the
 ----------
Transferor. The Transferor has requested that such beneficial interest in the Notes be transferred to ___________________ (the "Transferee"). Delivered herewith is a Transferee Certification completed by the Transferee.
                                                        ----------

                  In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a Transferee that the Transferor reasonably believes is purchasing the Notes for its own account and the Transferor reasonably believes that the Transferee is (a) a "qualified institutional buyer" within the meaning of Rule 144A and (b) a Qualified Purchaser (as defined in the Indenture), and such Transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for your benefit.

                                       [INSERT NAME OF TRANSFEROR]


                                       By:______________________________________
                                          Name:
                                          Title:


Dated:____________,________

                             TRANSFEREE CERTIFICATE

Private Equity Partnership Structures I, LLC
c/o Aon Capital Managers, LLC
200 East Randolph Drive
Chicago, IL  60601
Attention:  Michael A. Conway

The Bank of New York
as Trustee
5 Penn Plaza, 13th Floor
New York, NY 10001
Attention:  Corporate Trust Department,
Dealing and Trading Unit

                  The  undersigned  (the   "Transferee")   intends  to  purchase
                                            ----------
U.S.$____________ principal amount of Class [A1][A2][B1][B2] Notes (the "Notes")
                                                                         -----
issued by Private Equity  Partnership  Structures I, LLC (the "Issuer") from the
                                                               ------
Transferor named in the Transfer Certificate to which this Transferee Certificate is attached. In connection with the transfer of such Notes, the Transferee hereby executes and delivers to each of you this "Transferee Certificate" in which the Transferee certifies to each of you the information set forth herein.

General Information
1.       Print Full Name of Transferee:
2.       Address and Contact Person for Notices:


3.       Telephone Number:
4.       Telecopier Number:
5.       Permanent Address (if different than above):



6. Account details regarding the account to which the Transferee's interest in the Notes should be credited:



Status

7. The Transferee (i) is (x) a "qualified institutional buyer" (within the meaning of Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act")) (a "Qualified Institutional Buyer") and (y) a Qualified Purchaser (as defined below), (ii) is aware that the sale to it is being made in reliance on Rule 144A and (iii) is acquiring such Notes for its own account.
8. If required by the Indenture, the Transferee will, prior to any sale, pledge or other transfer by it of any Note (or any interest therein), obtain from the transferee and deliver to the Issuer and the Note Registrar a duly executed transferee certificate addressed to each of the Trustee and the Issuer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer or the Trustee may reasonably require to confirm that the proposed transfer substantially complies with the transfer restrictions contained in the Indenture.
9. The Transferee agrees that no Note (or any interest therein) may be sold, pledged or otherwise transferred in a denomination of less than the applicable minimum denomination set forth in the Indenture.
10. The Transferee understands that the Notes have not been registered under the Securities Act and, therefore, cannot be offered or sold in the United States or to U.S. Persons (as defined below) unless they are registered under the Securities Act or unless an exemption from registration is available. Accordingly, the certificates representing the Notes will bear a legend stating that the Notes have not been registered under the Securities Act and setting forth certain of the restrictions on transfer of the Notes. The Transferee understands that the Issuer has no obligation to register the Notes under the Securities Act or to comply with the requirements for any exemption from the registration requirements of the Securities Act (other than to supply information specified in Rule 144A(d)(4) of the Securities Act as required by the Indenture).
11. The Transferee is aware that no Notes (or any interest therein) may be offered or sold, pledged or otherwise transferred to (i) a transferee acquiring a Restricted Note except (a) to a transferee whom the Transferee reasonably believes is a Qualified Institutional Buyer, purchasing for its own account, to whom notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A, (b) to a transferee that is a "qualified purchaser" (as defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), a "knowledgeable employee" with respect to the Issuer within the meaning of Rule 3c-5 under the Investment Company Act or a company beneficially owned exclusively by one or more "qualified purchasers" and/or "knowledgeable employees" with respect to the Issuer (any of the foregoing, a "Qualified Purchaser"), (c) to a transferee that is not a Flow-Through Investment Vehicle (other than a Qualifying Investment Vehicle) (each as defined below), (d) in compliance with the certification and other requirements set forth in the Indenture and (e) in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction or (ii) a transferee acquiring an interest in a Regulation S Global Note except (a) to a transferee that is acquiring such interest in an offshore transaction (within the meaning of Regulation
      S) in accordance with Rule 903 or 904 of Regulation S, (b) to a transferee that is not a "U.S. person" (within the meaning of Regulation S) (a "U.S. Person") and is a Qualified Purchaser, (c) to a transferee that is not a Flow-Through Investment Vehicle (other than a Qualifying Investment Vehicle), (d) in compliance with the other requirements set forth in the Indenture and (e) in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction.

12. The Transferee understands that there is no market for the Notes and that no assurance can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. Accordingly, the Transferee must be prepared to hold the Notes for an indefinite period of time or until their maturity.
13.   If the Transferee is an entity that, but for the exception provided for in
      Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, would be an investment company (hereinafter in this paragraph referred to as an excepted investment company):

      (i) all of the beneficial owners of outstanding securities (other than short-term paper) of the Transferee (such beneficial owners determined in accordance with Section 3(c)(1)(A) of the Investment Company Act) that acquired such securities on or before April 30, 1996 (hereinafter in this paragraph referred to as "pre-amendment beneficial owners"); and

      (ii) all pre-amendment beneficial owners of the outstanding securities (other than short-term paper) of any excepted investment company that, directly or indirectly, owns any outstanding securities of the Transferee, have consented to the Transferee's treatment as a Qualified Purchaser in accordance with Section 2(a)(51)(C) of, and Rule 2a51-2 promulgated under, the Investment Company Act.
14. The Transferee, if a U.S. Resident, represents that, unless the Transferee is a Qualifying Investment Vehicle (as defined below), (i) if the Transferee would be an investment company but for the exception in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, the amount of the Transferee's investment in the Notes (including its investment in all Classes of Notes) does not exceed 40% of the total assets (determined on a consolidated basis with its subsidiaries) of the Transferee; (ii) no person owning any equity or similar interest in the Transferee has the ability to control any investment decision of the Transferee or to determine, on an investment-by-investment basis, the amount of such person's contribution to any investment made by the Transferee; (iii) the Transferee was not organized or reorganized for the specific purpose of acquiring a Note; and (iv) no additional capital or similar contributions were specifically solicited from any person owning an equity or similar interest in the Transferee for the purpose of enabling the Transferee to purchase Notes (any such transferee in (i), (ii), (iii) or (iv) above being herein referred to as a "Flow-Through Investment Vehicle"). For this purpose, a "Qualifying Investment Vehicle" is an entity (i) as to which all of the beneficial owners of any securities issued by such entity have made, and as to which (in accordance with the document pursuant to which such entity was organized or the agreement or other document governing such securities) each such beneficial owner must require any transferee of any such security to make, to the Issuer and the Note Registrar each of the representations set forth in the Indenture required to be made upon transfer of any of the Notes (with modifications to such representations satisfactory to the Issuer to reflect the indirect nature of the interests of such beneficial owners in the Notes). If the Transferee is a Flow-Through Investment Vehicle, the Transferee represents and warrants that either (i) none of the beneficial owners of its securities are U.S. residents (within the meaning of the Investment Company Act) or (ii) some or all of the beneficial owners of its securities are U.S. residents (within the meaning of the Investment

      Company Act) and each such beneficial owner has certified to the Transferee that it is a Qualified Purchaser, a Knowledgeable Employee with respect to the Issuer or a company beneficially owned exclusively by one or more Qualified Purchasers and/or Knowledgeable Employees with respect to the Issuer. If the Transferee is a Flow-Through Investment Vehicle, the Transferee also represents and warrants that it has only one class of securities outstanding (other than any nominal share capital the distributions in respect of which are not correlated to or dependent upon distributions on, or the performance of, the Notes).

15. If the Transferee is a U.S. Resident, is the Transferee a Flow-Through Investment Vehicle:
                                        [ ]  Yes           [ ]   No

      If the Transferee has stated above that it is a Flow-Through Investment Vehicle, the Transferee is a Qualifying Investment Vehicle and has attached hereto information establishing the truth of the related representations in Paragraph 10 above:

                                        [ ]  Yes           [ ]   No

16. Either (a) the Transferee is not, and is not a Person acting on behalf of or investing the assets of, (i) an employee benefit plan (within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, (ii) a plan (within the meaning of Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan (within the meaning of Section 3(32) of ERISA) or church plan (within the meaning of
      Section 3(33) of ERISA) that is subject to any Federal, state or local law that is, to a material extent, similar to the provisions of Title I of ERISA or Section 4975 of the Code ("Similar Law") (each of the foregoing, a "Regulated Investor") or (b) the Transferee represents and warrants that it is a Regulated Investor its purchase and continued holding of the Notes will be covered by a prohibited transaction class exemption issued by the United States Department of Labor (or, in the case of a governmental or church plan, will not result in a violation of any Similar Law). In addition, if the Transferee is, or is acting on behalf of or investing the assets of, an employee benefit plan subject to Title I of ERISA or an employee benefit plan that is not subject to Title I ERISA but is subject to provisions of a Similar Law, the fiduciaries of such employee benefit plan represent and warrant that they have been informed of and understand the Issuer's investment objectives, policies and strategies and that the decision to invest such employee benefit plan's assets in notes was made with appropriate consideration of relevant investment factors with regard to such employee benefit plan, as the case may be, and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under Title I of ERISA or such Similar Law.
17. The Transferee agrees that (a) any sale, pledge or other transfer of a Note (or any interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Trustee or the Note Registrar, will be void and of no force or effect and (b) none of the Issuer, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note
      (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

18.   The Transferee is not a member of the public in the Cayman Islands.

19. The Transferee understands and agrees that a legend in substantially the following form will be placed on each Note: THIS NOTE AND ANY BENEFICIAL INTEREST IN THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
                                                      ---------------
      SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT").
                                                       ----------------------
      THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON WHO IS BOTH (X) A QUALIFIED PURCHASER (AS DEFINED IN THE
      INDENTURE REFERRED TO HEREIN) AND (Y) A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") OR,
                                                                 ---------
      SOLELY WITH RESPECT TO CERTAIN INITIAL PURCHASERS APPROVED BY THE ISSUER, AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT, TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH CERTIFICATES, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE, INCLUDING DELIVERY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER COMPLIES WITH THE TRANSFER RESTRICTION SET FORTH IN THE INDENTURE), AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NEITHER THE ISSUER NOR THE COLLATERAL HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE INDENTURE.


      NO TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE (AND NEITHER THE TRUSTEE NOR THE NOTE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF
      (A) SUCH TRANSFER WOULD BE MADE TO A TRANSFEREE WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR AN ACCREDITED
      "INSTITUTIONAL INVESTOR", (B) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING EITHER THE ISSUER TO REGISTER OR THE COLLATERAL TO BECOME REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR
      (C) SUCH TRANSFER WOULD BE MADE TO A PERSON THAT IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      THE ISSUER MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (X) EITHER A QUALIFIED INSTITUTIONAL BUYER OR, SOLELY WITH RESPECT TO CERTAIN INITIAL PURCHASERS APPROVED BY THE ISSUER, AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
      (2), (3) OR (7) UNDER THE SECURITIES ACT AND (Y) A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.


      ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY OF THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.


      IN ADDITION, NO TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE (AND NEITHER THE TRUSTEE NOR THE NOTE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF SUCH TRANSFER WOULD BE MADE TO A TRANSFEREE THAT IS (A) A DEALER DESCRIBED IN PARAGRAPH (A)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25,000,000 IN SECURITIES OF ISSUER THAT ARE NOT AFFILIATED PERSONS OF THE DEALER OR (B) A PLAN REFERRED TO IN PARAGRAPH (a)(1)(I)(D) OR (a)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN. THE TRANSFEREE, AND EACH ACCOUNT FOR WHICH IT IS PURCHASING, IS REQUIRED TO HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATIONS OF THE NOTES.


20. The Transferee acknowledges that the foregoing acknowledgements, representations and agreements will be relied upon by the Issuer and the Trustee for the purpose of determining its eligibility to purchase Notes of the Issuer. The Transferee agrees to provide, if requested, any additional information that may be required to substantiate its status as a Qualified Institutional Buyer or Qualified Purchaser, to determine compliance with ERISA and/or Section 4975 of the Code or to otherwise determine its eligibility to purchase Notes of the Issuer.

                                   Signatures:

                                   PARTNERSHIP, CORPORATION, TRUST,
                                   CUSTODIAL ACCOUNT OR OTHER ENTITY:

                                   ________________________________________
                                           (Name of Entity)

                                   By:_____________________________________
                                                (Signature)

                                      ______________________________________
                                            (Print Name and Title)

                                   Date:____________________________________

                                                                       EXHIBIT E

                    FORM OF REGULATION S TRANSFER CERTIFICATE

Private Equity Partnership Structures I, LLC
200 East Randolph Street
Chicago, IL  60601
Attention:  Michael A. Conway

The Bank of New York
as Trustee
5 Penn Plaza, 13th Floor
New York, NY 10001
Attention:  Corporate Trust Department,
Dealing and Trading Unit

                  Re: [Class A1 Senior Floating Rate Notes Due 2011] [Class A2 Senior Floating Rate Notes Due 2011] [Class B1 Subordinated Floating Rate Notes Due 2013] [Class B2 Subordinated Floating Rate Notes Due 2013]
                           ----------------------------------------------------
                           (the "Notes")
                           -------------

                  Reference is hereby made to the Indenture, dated as of December 31, 2001 (the "Indenture"), among Private Equity Partnership Structures
                        ---------
I, LLC and The Bank of New York, as trustee (the "Trustee").  Capitalized  terms
                                                  -------
used but not defined herein shall have the meanings given to them in the Indenture. Other terms shall have the meanings given to them in Regulation S.

                  This letter relates to the transfer by _________________ (the "Transferor") of U.S.$____________ principal amount of Notes held by the
 ----------
Transferor. The Transferor has requested that such beneficial interest in the Notes be transferred to ___________________ (the "Transferee"). Delivered
                                                        ----------
herewith is a Transferee Certification completed by the Transferee.

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

                  (1) the offer of the Notes was not made to a person who is a "U.S. person" (within the meaning of Regulation S) or a "U.S. resident" (within the meaning of the Investment Company Act);

                  (2) the offer of the Notes was not made to a person in the United States;

                  (3) either (x) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of, a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (4)  no   directed   selling   efforts   have   been  made  in
contravention of the requirements of Rule 904(a)(2) of Regulation S, as applicable; and

                  (5) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  This certificate and the statements contained herein are made for your benefit.

                                        [INSERT NAME OF TRANSFEROR]


                                        By:____________________________________
                                           Name:
                                           Title:


Dated: ____________,___________

                             TRANSFEREE CERTIFICATE

Private Equity Partnership Structures I, LLC
200 East Randolph Street
Chicago, IL  60601
Attention:  Michael A. Conway

The Bank of New York
as Trustee
5 Penn Plaza, 13th Floor
New York, NY 10001
Attention:  Corporate Trust Department,
Dealing and Trading Unit



                  The  undersigned  (the   "Transferee")   intends  to  purchase
                                            ----------
U.S.$____________ principal amount of Class [A1][A2][B1][B2] Notes (the "Notes")
                                                                         -----
issued by Private Equity  Partnership  Structures I, LLC (the "Issuer") from the
                                                               ------
Transferor named in the Transfer Certificate to which this Transferee Certificate is attached. In connection with the registration of the transfer of such Notes, the Transferee hereby executes and delivers to each of you this "Transferee Certificate" in which the Transferee certifies to each of you the information set forth herein.



A     General Information
      -------------------

      1.    Print Full Name of Transferee:                 _____________________

      2.    Address   and   Contact   Person   for
            Notices:                                       _____________________
                                                           _____________________
                                                           _____________________

      3.    Telephone Number:                              _____________________

      4.    Telecopier Number:                             _____________________

      5.    Permanent  Address (if different  than
            above):                                        _____________________

      6.    Account details  regarding the account
            to which the Transferee's  interest in
            the Notes should be credited:                  _____________________

B     Status
      ------

1. The Transferee (i) is not a "U.S. person" (within the meaning of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act") (a "U.S. Person") and is acquiring such Notes in an offshore transaction in accordance with Rule 904 of Regulation S and is a Qualified Purchaser, (ii) is acquiring such Notes for its own account,
      (iii) is not acquiring, and has not entered into any discussions regarding its acquisition of, such Notes while it is in the United States of America or any of its territories or possessions, (iv) understands that such Notes are being sold without registration under the Securities Act by reason of an exemption that depends, in part, on the accuracy of these representations, (v) understands that such Notes may not, absent an applicable exemption, be transferred without registration and/or qualification under the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction and (vi) understands that prior to the end of the Distribution Compliance Period, interests in a Regulation S Note may only be held through Euroclear or Cedelbank.
2. If required by the Indenture, the Transferee will, prior to any sale, pledge or other transfer by it of any Note (or any interest therein), obtain from the transferee and deliver to the Issuer and the Note Registrar a duly executed transferee certificate addressed to each of the Trustee and the Issuer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer or the Trustee may reasonably require to confirm that the proposed transfer substantially complies with the transfer restrictions contained in the Indenture.
3. The Transferee agrees that no Note (or any interest therein) may be sold, pledged or otherwise transferred in a denomination of less than the applicable minimum denomination set forth in the Indenture.
4. The Transferee understands that the Notes have not been registered under the Securities Act and, therefore, cannot be offered or sold in the United States or to U.S. Persons unless they are registered under the Securities Act or unless an exemption from registration is available. Accordingly, the certificates representing the Notes will bear a legend stating that the Notes have not been registered under the Securities Act and setting forth certain of the restrictions on transfer of the Notes. The Transferee understands that the Issuer has no obligation to register the Notes under the Securities Act or to comply with the requirements for any exemption from the registration requirements of the Securities Act (other than to supply information specified in Rule 144A(d)(4) of the Securities Act as required by the Indenture).
5. The Transferee is aware that no Notes (or any interest therein) may be offered or sold, pledged or otherwise transferred to (i) a transferee acquiring a Restricted Global Note except (a) to a transferee whom the Transferee reasonably believes is a Qualified Institutional Buyer, purchasing for its own account, to whom notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A,
      (b) to a transferee that is a "qualified purchaser" (as defined in the Investment Company Act), a "knowledgeable employee" with respect to the Issuer within the meaning of Rule 3c-5 under the Investment Company Act, or a company beneficially owned exclusively by one or more "qualified purchasers" and/or "knowledgeable employees" with respect to the Issuer (any of the foregoing, a "Qualified Purchaser"), (c) in compliance with the certification and other requirements set forth in the

      Indenture and (d) in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction or (ii) a transferee acquiring an interest in a Regulation S Global Note except (a) to a transferee that is acquiring such interest in an offshore transaction (within the meaning of Regulation S) in accordance with Rule 903 or 904 of Regulation S, (b) to a transferee that is not a U.S. Person (within the meaning of Regulation S) (a "U.S. Person") and is a Qualified Purchaser,
      (c) in compliance with the other requirements set forth in the Indenture and (d) in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction.
6. The Transferee understands that there is no market for the Notes and that no assurance can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. Accordingly, the Transferee must be prepared to hold the Notes for an indefinite period of time or until their maturity.
7. Either (a) the Transferee is not, and is not a Person acting on behalf of or investing the assets of, (i) an employee benefit plan (within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")that is subject to Title I of ERISA, (ii) a plan (within the meaning of Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan (within the meaning of Section 3(32) of ERISA) or church plan (within the meaning of
      Section 3(33) of ERISA) that is subject to any Federal, state or local law that is, to a material extent, similar to the provisions of Title I of ERISA or Section 4975 of the Code ("Similar Law") (each of the foregoing, a "Regulated Investor") or (b) the Transferee represents and warrants that it is a Regulated Investor and that its purchase and continued holding of the Notes will be covered by a prohibited transaction class exemption issued by the United States Department of Labor (or, in the case of a governmental or church plan, will not result in a violation of any Similar
      Law). In addition, if the Transferee is, or is acting on behalf of or investing the assets of, an employee benefit plan subject to Title I of ERISA or an employee benefit plan that is not subject to Title I ERISA but is subject to provisions of a Similar Law, the fiduciaries of such employee benefit plan represent and warrant that they have been informed of and understand the Issuer's investment objectives, policies and strategies and that the decision to invest such employee benefit plan's assets in notes was made with appropriate consideration of relevant investment factors with regard to such employee benefit plan, as the case may be, and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under Title I of ERISA or such Similar Law.
8.    The Transferee is not a member of the public in the Cayman Islands.
9. The Transferee understands and agrees that a legend in substantially the following form will be placed on each Note: THIS NOTE AND ANY BENEFICIAL INTEREST IN THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
                                                      ---------------
      SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT").
                                                       ----------------------
      THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) TO A PERSON WHO IS BOTH (X) A QUALIFIED PURCHASER (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) AND (Y) A "QUALIFIED

      INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") OR, SOLELY WITH RESPECT TO CERTAIN INITIAL PURCHASERS
            ----------
      APPROVED BY THE ISSUER, AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT, TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY EITHER RULE 144A OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH CERTIFICATES, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE, INCLUDING DELIVERY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER COMPLIES WITH THE TRANSFER RESTRICTION SET FORTH IN THE INDENTURE) AND PROVIDED THAT THE TRANSFEREE IS A QUALIFIED PURCHASER, OR (2) TO A PERSON WHO IS NEITHER A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT ("REGULATION S")) AND IS A QUALIFIED PURCHASER, IN AN OFFSHORE TRANSACTION
        ------------
      IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, (B) IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND (C) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES
      LAWS  OF  ANY  STATE  OF  THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
      JURISDICTION. NEITHER THE ISSUER NOR THE COLLATERAL HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE INDENTURE.


      NO TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE (AND NEITHER THE TRUSTEE NOR THE NOTE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF
      (A) SUCH TRANSFER WOULD BE MADE TO A TRANSFEREE WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR A TRANSFEREE WHO IS NOT A U.S. PERSON AND IS A QUALIFIED PURCHASER, (B) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING EITHER THE ISSUER TO REGISTER OR THE COLLATERAL TO BECOME REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR (C) SUCH TRANSFER WOULD BE MADE TO A PERSON THAT IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


      THE ISSUER MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN EITHER A QUALIFIED INSTITUTIONAL BUYER, SOLELY WITH RESPECT TO CERTAIN INITIAL PURCHASERS APPROVED BY THE ISSUER, OR AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR
      (7) UNDER THE  SECURITIES  ACT AND A

      QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
      (2), (3) OR (7) UNDER THE SECURITIES ACT AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR TO A PERSON THAT IS NOT A U.S. PERSON AND IS A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.


      ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.


      IN ADDITION, NO TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE (AND NEITHER THE TRUSTEE NOR THE NOTE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF SUCH TRANSFER WOULD BE MADE TO A TRANSFEREE THAT IS (A) A DEALER DESCRIBED IN PARAGRAPH (A)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25,000,000 IN SECURITIES OF ISSUER THAT ARE NOT AFFILIATED PERSONS OF THE DEALER OR (B) A PLAN REFERRED TO IN PARAGRAPH (a)(1)(I)(D) OR (a)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN. THE TRANSFEREE, AND EACH ACCOUNT FOR WHICH IT IS PURCHASING, IS REQUIRED TO HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATIONS OF THE NOTES.


10. The Transferee acknowledges that the foregoing acknowledgements, representations and agreements will be relied upon by the Issuer and the Trustee for the purpose of determining its eligibility to purchase Notes of the Issuer. The Transferee agrees to provide, if requested, any additional information that may be required to substantiate its status as a Qualified Institutional Buyer, non-U.S. Person or Qualified Purchaser, to determine compliance with ERISA and/or Section 4975 of the Code or to otherwise determine its eligibility to purchase Notes of the Issuer.

                                Signatures:

                                PARTNERSHIP, CORPORATION, TRUST,
                                CUSTODIAL ACCOUNT OR OTHER ENTITY:

                                ____________________________________________
                                           (Name of Entity)

                                By: ________________________________________
                                             (Signature)

                                    ________________________________________
                                        (Print Name and Title)


                                INDIVIDUAL:

                                By: ________________________________________
                                             (Signature)

                                    ________________________________________
                                        (Print Name and Title)


Date:___________________

                                    EXHIBIT J

                                   PEPS I, LLC
                             Diversification Report
                        For Quarter Ended March 31, 2002

All measurements are based on aggregate Net Asset Values as reflected in the most recent report for the General Partners.

1.       Industry Concentrations

         Sector                                               3/31/02
         ------                                               -------
         Commercial Services & Supplies
         Consumer Cyclical
         Consumer Noncyclical
         Energy
         Financial Services
         Health Care
         Industrial
         Materials
         Real Estate
         Technology
         Transportation
         Utilities


2.       Top 3 Industry Concentrations - not to exceed 75% through years 1-5 and
         6-10.

         Sector                                               3/31/02
         ------                                               -------


         Comments Versus 75% Benchmark:
         -----------------------------



3. Top 3 LP Concentrations - not to exceed 40% for years 1-5 and not to exceed 60% for years 6-10.

         LP                                                   3/31/02
         --                                                   -------


         Comments Versus Benchmark:
         --------------------------

4. Top 3 GP Concentrations -- not to exceed 60% for years 1-5 and not to exceed 80% for years 6-10.

         GP                                                   3/31/02
         --                                                   -------

         Comments Versus Benchmark:
         -------------------------



5.       Vintage Concentrations

         Vintage                                              3/31/02
         -------                                              -------